UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Investments

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: January 31, 2015

Date of reporting period: January 31, 2015

Item 1.	Reports to Stockholders.

HANCOCK HORIZON FAMILY OF FUNDS

JANUARY 31, 2015 ANNUAL REPORT

Government Money Market Fund

Core Bond Fund

Value Fund

Growth Fund

Burkenroad Small Cap Fund

U.S. Small Cap Fund

Quantitative Long/Short Fund

Diversified International Fund

Louisiana Tax-Free Income Fund

Mississippi Tax-Free Income Fund

Diversified Income Fund

The Advisors’ Inner Circle Fund II

Hancock Horizon Family of Funds	January 31, 2015

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that The Advisors’ Inner Circle Fund II uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-990-2434; and (ii) on the Commission’s website at http://www.sec.gov.

Shareholder Letter

Dear Shareholder,

The stock market followed the stunning 30% plus gain it had in 2013 with yet another double digit year as the S&P 500 returned a solid 13.7% for 2014. The S&P 500 recorded 53 all-time highs during the year which was the 3rd most since 1928. The current bull market’s duration is now 70 months off the March 2009 low and has advanced a staggering 204%. For comparison purposes, the average bull market’s duration is 57 months with an average advance of 165%. As you move to smaller companies and outside of the United States, things were a little more difficult. The Russell 2000, an index that represents the performance of smaller company stocks, produced a 4.9% return for the year. Obviously things could be worse than a single digit positive year, but trailing the larger caps by almost 10% is not an often occurrence. Outside of the United States things were trickier as most broad international indices produced negative returns with the MSCI EAFE and MSCI ACWI ex U.S., common benchmarks for international stocks, finishing in the red at -4.2% and -3.3%, respectively.

Reflecting back on 2014, the United States distanced itself from the rest of the world not only in terms of its stock market performance but in its ability to continue to grow economically. Many developed countries around the globe spent the year teetering on the edge of recession. The U.S., however, after a shaky first quarter, produced two very solid quarters with the 4th quarter expected to qualify as above the long-term average.

Looking forward to 2015, as is usually the case, there are many issues that warrant vigilance. The market hates uncertainty, and there are several unknown outcomes that loom. For starters, the Federal Reserve (Fed) has publicly stated their intention to raise short term rates in 2015. The other looming ‘never seems to go away’ issue is the Eurozone. “Grexit” is the catchy term used for Greece exiting the Euro and as of this writing; a concern of the market is that Greece will “Grexit” thus defaulting on its debt. Another issue of concern is the price of oil. While hovering in the $90-$100 per barrel price for much of the summer, oil plunged dramatically. The good news of this decline is that we have some very happy consumers at the gas pumps. The concern we have is the pace of the decline. Supply has been increasing, but this is not new news. Our concern is that the market is trying to tell us something about demand which would be a signal of slowing growth for economies across the globe.

Our outlook for the stock market in 2015 is cautious. Valuations, while not in alarming territory, seem a bit stretched. With that said, stocks remain an important part of a portfolio for our clients. For investors with a long time horizon, we believe the returns of stocks will outperform bonds for longer time horizons (5-10 years), however, 2015 may be a bit bumpier than what investors have experienced over the last several years. No matter what the upcoming year brings, we look forward to helping you meet the challenges on your horizon by continuing to apply our core investment principles of experience, strength, stability and integrity.

Asset Growth

The Hancock Horizon Diversified International Fund and the Hancock Horizon Quantitative Long/Short Fund both saw growth of over 30% in assets under management over the last year. As of January 31, 2015, the International Fund had over $480 million in assets while the Long/Short Fund increased to over $100 million in assets. The Hancock Horizon Burkenroad Small Cap Fund also saw growth in assets of around $70 million over the year and as of January 31, 2015 had over $740 million is assets under management.

January 31, 2015

Other Highlights

The Hancock Horizon Quantitative Long/Short Fund Class A load waived produced a return of 10.32% versus its Morningstar long/short equity category’s return of 3.07% for the year ended January 31, 2015. This put the Long/Short Fund in the top 10% of its category for the year and the Fund received an overall Morningstar rating of 4-stars in the long/short equity category. The Hancock Horizon Burkenroad Small Cap Fund Class A also received an overall 4-star Morningstar rating in the small blend Morningstar category. The Burkenroad Small Cap Fund has been receiving national attention and was profiled in the November 2014 issue of Bloomberg Markets and listed as a top small-company stock fund in the September 2014 issue of Kiplinger’s Personal Finance.

We would like to take this opportunity to thank you for your investment in the Hancock Horizon Funds. We appreciate your support and confidence in our management team, and we look forward to serving your future investment needs.

Sincerely,

David Lundgren

Managing Director

Performance quoted is past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please visit www.hancockhorizonfunds.com

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment

Mutual fund investing involves risk including loss of principal.

Bonds and bond funds are subject to interest rate risk and will decline in value as interest rates rise. High yield bonds involve greater risks of default or downgrade and are more volatile than investment grade securities, due to the speculative nature of their investments.

Smaller companies typically exhibit higher volatility. Products of companies in which the Funds invest may be subject to severe competition and rapid obsolescence.

International investments may involve risk of capital loss from unfavorable fluctuation in currency values, from differences in generally accepted accounting principals or from social, economic or political instability in other nations. In addition to international investments, securities focusing on a single country may be subject to higher volatility.

In addition to the normal risks associated with investing, REIT investments are subject to changes in economic conditions, credit risk and interest rate fluctuations. Mortgage-backed securities are subject to prepayment and extension risk and therefore react differently to changes in interest rates than other bonds. Small movements in interest rates may quickly and significantly reduce the value of certain mortgage-backed securities.

MLP’s interests are all in a particular industry and the MLP will be negatively impacted by economic events adversely impacting that industry. The risks of investing in a MLP are generally those involved in investing in a partnership as opposed to a corporation, such as a limited control of management, limited voting rights and tax risks. MLPs may be subject to state taxation in certain jurisdictions, which will have the effect of reducing the amount of income paid by the MLP to its investors.

Shareholder Letter

There is no guarantee that dividends will be paid, nor that the Fund’s income will be exempt from federal or state income taxes. Capital gains, if any, are subject to capital gains tax. Certain Income may be subject to the alternative minimum tax. Please consult with your tax advisor before making any investment decisions.

With short sales, you risk paying more for a security than you received from its sale.

Diversification does not protect against market loss. Current and future holdings are subject to risk.

Hancock Horizon Funds are advised by Horizon Advisers, a registered investment adviser and a wholly owned subsidiary of Hancock Bank. Hancock Horizon Funds are distributed by SEI Investments Distribution Co., Oaks, PA, 19456, which is not affiliated with Hancock Bank, or any of its affiliates.

This information must be preceded or accompanied by a current prospectus for the Hancock Horizon Funds. Please read the prospectus carefully before investing or sending money. To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risks, charges, expenses and performance before investing.

About Morningstar

© 2015 Morningstar, Inc. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is not guarantee of future results.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that account for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics. As of 1/31/2015, the Hancock Horizon Burkenroad Small Cap Fund Class A received an overall Morningstar Rating of 4 stars. The Hancock Horizon Burkenroad Fund was rated against 624 Small Blend Funds over a three year period, 567 over a five-year period, and 364 over a 10 year period and received 2, 3 and 5 stars. As of 1/31/2015, the Hancock Horizon Quantitative Long/Short Fund received an overall Morningstar Rating of 4 stars. The Hancock Horizon Quantitative Long/Short Fund was rated against 151 Long/Short Equity Funds over a three year period and 78 over a five-year period and received 4 and 4 stars. The Hancock Horizon Quantitative Long/Short Fund was rated in the top 10% of its category against 329 Long/Short Equity Funds for the year and 78 Long/Short Equity Funds over a five-year period. Other share classes may have different ratings and investment minimums than the fund classes listed above.

Economic Overview and Investment Outlook	January 31, 2015

The Great Crash and The Great Recession, The Not So Great Recovery and the “Grand Disconnect”

2014 Review

The U.S. economy grew at a real Gross Domestic Product (GDP) rate of about 2.5%, in line with the long-term trend in place since the Great Recession trough in 2009. The second and third quarters of 2014 delivered stronger results, but this period was offset by a negative first quarter and a relatively weak fourth quarter. Internationally the economic picture was generally poor. The Eurozone returned to recession, emerging economies struggled and China continued to slow. While the U.S. moved tentatively toward a reduction in quantitative easing (QE) stimulus, calls for more QE internationally increased.

Deflation eclipsed inflation as a primary worry, currency wars erupted, negative yields appeared in sovereign bond markets overseas, safe havens were in demand and extraordinary total returns were recorded by long-term U.S. Treasury bond indices.

Despite broad economic weakness around the world, currency turmoil and increased volatility, equities, excluding currency translation, managed to deliver positive returns. There was less uniformity of return, however, than in 2013. For example, large capitalization stock indices in the U.S. outperformed mid and small capitalizations indices. The more fractured nature of the equity market in 2014 reflected weakening trends in earnings growth and increased valuation concerns. While there seemed to be some recognition among investors that not all stocks were equally attractive from a risk/return standpoint, for most of the year stock price movement was highly correlated among S&P 500 Index issues suggesting that it would be a difficult year for stock picking active managers. Approaching year-end 2014 a couple of studies suggested that more than 80% of large-capitalization mutual funds failed to exceed the return of the S&P 500 Index.

The Great Crash and The Great Recession,

Carmen Reinhart and Kenneth Rogoff presented a paper in early January 2008 to the American Economic Association titled “Is the 2007 U.S. Sub-Prime Financial Crisis So Different? An International Historical Comparison.” Noting that the first major financial crisis of the 21st century was underway, they pointed out that “centuries of financial folly” suggested this time would not be different, citing clear evidence that wealth was contracting and bond risk spreads were increasing. They discussed the rationalizations used to deny reality, which argued that house prices were not in a bubble and that equity prices could be justified due to “a surge in productivity growth and a fall in risk that accompanied the ‘Great Moderation’ in macroeconomic volatility.” Studying credit crises around the world since WWII, they concluded that the U.S. would be fortunate to avoid a protracted period of slower real growth in the aftermath of the crisis. Historical precedent suggested that growth could remain below pre-crisis trend for several years. This presentation at the economic conference served as an introduction to their forthcoming book, “This Time is Different: Eight Centuries of Financial Folly” which provided considerably more detail on the history of financial crises.

Economic Overview and Investment Outlook (continued)

When the book was published in September 2009, the Federal Reserve, in response to plunging asset prices and developing economic chaos, had been maintaining a zero interest rate policy (ZIRP) and monetary stimulus program of quantitative easing (later dubbed QE1) for ten months. Roughly coincident with ZIRP, the Troubled Asset Relief Program (TARP), which authorized the purchase of assets from financial institutions to strengthen the financial sector, was signed into law by President Bush. Although not declared officially over until September of 2010, the recession ended in June 2009.

The credit crisis, as everyone knows, was not contained within the U.S. It was a global event and governments/central banks across the world responded with their own versions of QE. These global stimulus programs would dwarf anything seen before in history; a “Grand Experiment”, still underway with inconclusive results and unclear consequences.

The Not-So-Great-Recovery

“In determining that a trough occurred in June 2009, the committee (National Bureau of Economic Research, known as NBER) did not conclude that economic conditions since that month have been favorable or that the economy has returned to operating at normal capacity… Rather, the committee determined only that the recession ended and a recovery began that month.” NBER (The New York Times) September 20, 2010.

The recession was indeed “Great” compared to post WWII experience, lasting 18 months, with real GDP undergoing a severe contraction. Two years after the recession’s start and six months after its official end date, non-farm payroll employment was reported to be down 6%. Professor Robert Gordon, an NBER committee member said, “What’s really unique about this recession is the amount of unemployment in combination with the slowness of the recovery. That’s just not happened before.”

Ben Bernanke, then Chairman of the Federal Reserve, was certainly aware of the less than ideal economic environment and had launched QE2 a month earlier. With growing criticism concerning the inflation implications of an increasingly aggressive Fed policy, and in response to U.S. trading partners who accused the Fed of trying to “manipulate the value of the dollar, making U.S exporters more competitive,” Bernanke struck back at his critics in a Washington Post editorial, arguing that the Fed’s action was necessary to keep the economy moving forward. He wrote that easier financial conditions would promote growth by lowering mortgage rates, thereby making housing more affordable, lower bond rates would encourage corporate investment and that higher stock prices would raise consumer wealth leading to “higher incomes and profits that in a virtuous circle, will further support economic expansion”. A number of analysts and economists were skeptical that this would work as advertised. Perhaps even Chairman Bernanke was less than completely confident about the program’s effectiveness, because he called for more supportive policies from the U.S. government and the advanced economies, saying “The Federal Reserve cannot solve all of the economy’s problems on its own”. He further noted that “The Federal Reserve has a particular obligation to help promote increased employment and sustain price stability”.

January 31, 2015

During the next four years, QE2 morphed into ‘Operation Twist’. QE3 followed and under the new Fed Chairman Janet Yellen, we had QE3 “tapering” which ended in October of 2014. The Fed wasn’t the only money authority engaged in central planning activities, through monetary policy, during this period.

The Bank of Japan (BOJ), The Bank of England (BOE), The European Central Bank (ECB), and The People’s Bank of China (PBOC) applied their own version of QE with increasing intensity. The combined security balance sheets of the “Big Four” (The U.S. Federal Reserve, BOE, ECB and BOJ) central banks expanded from $6.5 trillion to almost $11 trillion as of year end 2014. What has this massive intervention accomplished? Not very much economically, certainly not as much as hoped, and in the process it has created market and economic distortions that will not be easily corrected.

Let’s look at the evidence. In the U.S., economic growth remains anemic. The post-recession recovery, by all accounts, is the weakest since WWII. Part-time jobs and lower paying jobs have comprised a large portion of employment gains. Average hourly earnings for all workers were rising at a 3% pace prior to the recession, and have averaged about 2% over the past five years. Median real (inflation adjusted) household income has declined about 5% since 2008. The labor force participation rate among the prime working age cohort (25-54 year olds), which peaked in 2000, continues to decline implying that several million eligible workers are either not employed or are not looking for a job.

In every cyclical recovery period since WWII, the housing industry provided a measurable boost to economic growth, but not this time. The Home Purchase Mortgage Application Index for example, peaked in 2005 along with the real estate bubble, declined into 2010 and has flat lined since. First time homebuyers as a percent of all home buyers equaled about 33% in 2014 compared to more than 40% before the crash. Total new-home sales are running at an annual rate of about 500,000 units compared to more than 1.2 million in 2005. The current level is comparable to what was registered during the 1990s.

More generally, we can glean information about the dynamics of the U.S. economy by looking at money velocity, the ratio of money supply growth to GDP. The calculation provides a rough estimate of how fast money is “turning over”, reflecting the combined contribution of borrowing, lending and spending activities. High and rising money velocity is suggestive of higher economic growth while low and falling money velocity indicates relatively weak conditions. Money velocity has been falling since 2000 and currently stands at a multi-decade low. There is, therefore, scant evidence that QE has delivered on Bernanke’s promise of a “virtuous circle” of spending and investment that would further support economic expansion. That’s not to say that nothing positive has occurred. Corporate profit margins surged due to lower borrowing costs, some onetime tax breaks and a relentless drive to control costs and improve productivity, the benefits of which flowed primarily to the investor class rather than the consumer class.

In the United Kingdom, the pattern of GDP growth since the crash resembles that of the US. Growth has been uneven and below par. Construction and production (manufacturing) activity remain below

Economic Overview and Investment Outlook (continued)

pre-recession levels. The unemployment level is 6% as of the third quarter of 2014 compared to 5% in 2007. The Bank of England stimulus activities, low interest rates, and restrictive building codes, however, combined with a surge of foreign money into the country created a boom in real estate, primarily near metropolitan areas and concentrated in the south of England. Martin Wolf of the Financial Times writes that property development and speculation have created a “massive and growing distortion in the market for land.” Another observer wrote that real estate speculation has become the one-trick pony driving the British economy. Discussing the knock-on effects, Wolf noted that “A big proportion of the population have become land speculators; people who receive no help from their families are forced to live in cramped quarters or commute very long distances; the government feels forced to pay large subsidies for renting and now even house purchases and the health of the banking has come to depend on the continuation of the land scarcity.” Paul Chesire of The Society for Professionals and Business People according to Wolf, “argues that these policies have made houses more similar to art or gold than to humble dwellings.” The Bank of England has occasionally spoken of the need to adjust regulatory and monetary policy to address the housing issue, but that could risk pricking the price bubble with perhaps unwelcomed consequences for the economy.

The Eurozone is the world’s basket case economy. Too much debt, too much welfare spending, poor productivity and a monetary union lacking the political integration and cultural adjustments necessary to provide for a smoothly functioning economic environment have produced essentially insurmountable obstacles to a solution of the ongoing financial crisis. There have been three recessions during the past six years. The European version of QE has so far failed to alleviate the “controlled depression” being experienced by the countries along the southern periphery. Greece, bankrupt and dysfunctional, is demanding another bailout and debt forgiveness that in the absence of major structural changes in Greek society, would lead to the country becoming a permanent ward of the Eurozone community. The economist Milton Friedman said at the creation of the Euro that it would not survive the first financial crisis. The fat lady may not be singing yet, but she is waiting in the wings as the last act unfolds.

Japan is in the midst of a massive monetary easing and stimulus program called Abenomics, after its creator, Prime Minister Shinzo Abe. Japan experienced a “lost decade” following the bursting of the Japanese real estate and stock price bubble in the early 1990s. Following the global economic recession in 2008, Japan experienced a significant set-back in growth. In 2013, nominal GDP was at the same level as it was ten years earlier and the stock market was down 70% from its peak in 1989. Abenomics included the purchase of 80 trillion Yen of bonds per year and certain equity classes. To date, the impact on consumer wages is small and a poll in 2014 showed that 73% of Japanese respondents believed it had not impacted their lives. Wage increases, a key target of Abenomics, are barely visible and real wage growth has been consistently negative since 2012. Year-over year growth in real GDP slipped into negative territory at the end of 2014’s third quarter. Abenomics appears to be failing, but in the absence of a politically acceptable alternative, there is no stopping it.

January 31, 2015

China’s growth continues to slow despite massive central bank easing. China’s growth has been dependent on its export markets, primarily in Europe and the U.S. Slowing growth in these key markets has created excess capacity in Chinese manufacturing centers. Meanwhile, a great deal of state created money flowed into the property market during the past decade. Ghost cities dot the landscape and some estimates indicate that more than 70% of individual wealth in China is composed of real estate.

The country needs a more balanced domestic consumption-based economic growth model, but that will be a long time coming. Until then, if the property bubble begins to deflate, China’s economy may surprise the pundits and experience a “hard landing.”

“Demand Deficiency Syndrome” is what ails the developed world economies according to mainstream economic opinion. Thus far, quantitative easing has been unable to rekindle animal spirits, but undaunted, central banks remain committed to QE as the primary solution. Twenty central banks around the world have eased monetary policy as of this writing. Economists are now suggesting the preferred solution is for governments to step in with fiscal policies including deficit spending to take up the slack. If that doesn’t work then perhaps money drops should be tried next. If that sounds like a fantastic notion, rational economists have suggested that in the case of Europe, payments might be made directly to residents. And we should remember that former Federal Reserve Chairman Ben Bernanke was given the moniker “Helicopter Ben” based on his writings that implied extreme measures would be justified to avoid a 1930’s style depression. In the current global environment of slow growth and disinflation/deflation radical programs are certainly within the realm of possibility.

The root cause of world economic problems today is too much debt. Professors Reinhart and Rogoff were out of the gate early on the subject with the publication of “This Time is Different….” in 2008. Professor Steven Keen came to prominence in Australia during the same period based on his analysis of his country’s rapidly expanding private debt burden. McKinsey and Company, the International Monetary Fund and other notable research sources have continued to contribute to the discussion of debt and its relationship to long-term growth. The consensus indicates that excessive levels of public and private debt pose risks for financial stability and can reduce economic growth potential. Following the credit crisis, deleveraging in some financial and private sectors, notably in the U.S., has occurred, but the concomitant rise in public debt has eclipsed it according to recent reports (McKinsey and Company, Geneva Reports on the World Economy (16) “Deleveraging? What Deleveraging”). China is a special case in that state sponsored credit creation led to a massive increase in private debt, primarily in the property sector. So, it seems we need less debt to get more growth. Exactly how that will be accomplished is the big unknown. To quote one economist with a more than passing interest in the process, “We don’t know where we’re going.” The transition is not likely to be smooth. It will take time. In the end, it will probably require debt restructuring in many countries and some economic sectors. Meanwhile, investors and businesses will have to learn how to manage their affairs in the context of central bank

Economic Overview and Investment Outlook (concluded)

created market distortions, economic dislocations and increased regulatory pressures that have arisen in the aftermath of the Great Recession.

The Grand Disconnect

Economist Gary Shilling coined the term “Grand Disconnect” to describe the growing divergence between the strong equity markets and quite modest economic activity. Last year, in this report, a number of paragraphs were devoted to this subject, noting that valuation measures were no longer supportive of strong gains going forward, leaving stimulative monetary conditions as the primary driver of returns in the immediate future. Further, with valuation stretched there was no shock absorber to reduce the impact of bad news. One year later, the message is the same. Overvaluation and excessive optimism describe the market environment as we enter 2015. The historical record tells us that these conditions are not conducive to excessive risk taking, certainly not beyond a level that is commensurate with an investor’s risk tolerance and long-term goals.

It is worth repeating the message of 2014. Unless an investor’s time horizon is quite long, portfolio risk should be diversified. Bonds, cash equivalents and other similar asset classes may help in that regard. Quality should be the focus. It is important to avoid following the crowd of investors “desperately searching for yield” with no thought for value or quality.

Standard & Poor’s (“S&P”) ratings are grades given to bonds that indicate their credit quality. S&P gives ratings after evaluating a bond issuer’s financial strength or the ability to pay a bond’s principal and interest in a timely fashion. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest). S&P provides principal stability fund ratings on a money market fund’s capacity to maintain stable principal. S&P gives ratings after evaluating the credit worthiness of the Fund’s investments, counterparties and managements ability and policies to maintain the fund’s stable net asset value. Rating are measured on a scale that generally ranges from AAAm (highest) to Dm (lowest). For more information on S&P Ratings, please visit their website at www.standardandpoors.com.

Moody’s gradations of creditworthiness are indicated by rating symbols, with each symbol representing a group in which the credit characteristics are broadly the same. There are nine symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa Aa A Baa Ba B Caa Ca C. Moody’s Money Market Fund Ratings are opinions of the investment quality of shares in mutual funds and similar investment vehicles which principally invest in short-term fixed income obligations. As such, these ratings incorporate Moody’s assessment of a fund’s published investment objectives and policies, the creditworthiness of the assets held by the fund, the liquidity profile of the fund’s assets relative to the fund’s investor base, the assets’ susceptibility to market risk, as well as the management characteristics of the fund. There are six symbols as follows, from that used to designate least credit risk to that denoting greatest credit risk: Aaa-mf Aa-mf A-mf Baa-mf B-mf. For more information on Moody’s Ratings, please visit their website at www.moodys.com.

The Hancock Horizon Funds Investment Philosophy	January 31, 2015

High quality standards are an integral part of our investment approach. We do not believe that it is necessary to speculate in low quality securities to be able to produce good returns. To us, the most desirable investment program is one that utilizes high quality securities within a disciplined management process. Our quality standards are evident in the security holdings of all the Hancock Horizon Funds. An example of our focus on quality is the fact that Standard & Poor’s Corporation and Moody’s Investors Service has rated the Hancock Horizon Government Money Market Fund AAAm and Aaa-mf, respectively, their highest quality rating for this type of money market fund.

Discipline is an important key to long-term investment success. It means sticking to your investment approach for the long haul, provided that your approach recognizes real fundamental values that could ultimately be reflected in satisfactory investment returns. Value to us means determining the relative attractiveness of individual securities and asset classes using analytical methods that are unemotional and fundamentally driven. We continually analyze results to confirm or challenge the value added by our process. Occasionally, enhancements have been warranted, but over time the core decision-making process has remained intact. No significant changes are anticipated. We believe our approach will remain valuable and effective for the coming year.

With a high-quality, value-conscious and disciplined investment approach, it naturally follows that risk management is an integral part of our process as well. Some investors and fund managers focus on returns while neglecting risk. We believe that risk and return are equally important considerations. As a shareholder in the Hancock Horizon Funds, you can expect us to maintain our quality controls and investment disciplines. We will not reach for yield or attempt to enhance return by using securities or methods that are not compatible with the stated objectives of each fund. Our primary goal is to provide a way for investors to participate in the financial markets according to their particular needs. We do so by offering a diversified family of mutual funds that is truly representative of the expected risk and return characteristics of each asset class or investment category.

Management’s Discussion of Fund Performance (unaudited)

The Hancock Horizon Government Money Market Fund (the “Fund”) seeks to preserve principal value and maintain a high degree of liquidity while providing current income. The Fund has traditionally endeavored to achieve this objective by investing primarily in short-term obligations of U.S. government agency securities and repurchase agreements involving such obligations.

For the year ended January 31, 2015, the Fund generated a total return of 0.01% for the Institutional Class Shares, 0.01% for the Class A Shares and 0.01% for the Institutional Sweep Class Shares. This compares to a 0.01% return for the Lipper Institutional U.S. Treasury Money Market Average.

The Fund’s holdings consisted of U.S. Treasury Obligations, U.S. Government Agency Obligations and U.S. Government collateralized repurchase agreements. The short-term structure of the Fund allowed it to earn a competitive yield while providing the necessary degree of safety and liquidity to our shareholders. The Fund complied with industry standard requirements for money market funds as to quality, maturity and diversification of investments. The Fund maintains an AAAm rating by Standard & Poor’s Corporation.

During the fiscal year ended January 31, 2015, short-term interest rates remained at historic lows despite significant improvement in the U.S. economy. The Federal Reserve maintained an extremely accommodative zero interest rate posture on overnight funds primarily due to concerns over global economic sluggishness, the strong dollar and declining commodity prices. The Federal Reserve did take the first steps toward a “normalization” of interest rate policy when it phased out its “quantitative easing” program in October of 2014. While this action mostly impacts longer-term interest rates, it was viewed as a necessary precursor to eventually raising short-term interest rates. Throughout the process, the Federal Reserve was very deliberate in communicating it would take a cautious approach to raising short-term interest rates.

In Europe, a moribund economy, deflationary fears, Greek debt woes and negative interest rates helped the Federal Reserve justify keeping rates low in the United States. During the period, the U.S. also experienced a windfall of positive capital inflows from investors around the globe seeking the relative safety and stability of the United States.

Looking ahead, we anticipate short-term government yields will finally begin to move higher, though only modestly as an improving U.S. economy causes the Federal Reserve to continue on its path toward interest rate normalization.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the money market fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in it.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Government Money Market Fund, Institutional Class, Class A, or Institutional Sweep Class, versus the Lipper Institutional U.S. Treasury Money Market Average, and the Lipper U.S. Treasury Money Market Average

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	0.01%	0.01%	0.01%	1.22%
Institutional Sweep Class	0.01%	0.01%	0.01%	1.12%
Class A	0.01%	0.01%	0.01%	1.03%

For periods ended January 31, 2015. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Core Bond Fund (the “Fund”) seeks total return through current income and capital appreciation, consistent with the preservation of capital. The Fund will attempt to achieve this objective by investing primarily in a mix of U.S. Treasury securities, U.S. Government Agency securities, Mortgage-Backed securities, Investment-Grade Corporate debt and Taxable Municipal securities with an intermediate-term maturity structure.

For the year ended January 31, 2015, the Fund generated a total return of 2.64% for the Institutional Class Shares, 2.46% for the Class A Shares (without load) and 1.67% for the Class C shares. This compares to a 3.89% return for the Barclays Intermediate U.S. Aggregate Index and 5.83% for the Lipper Core Plus Bond Funds category. During this fiscal year, the Fund’s sector allocation continued to emphasize higher yielding Corporate and Taxable Municipal securities over lower yielding Government Agency and Treasury securities. At the fiscal year end, Corporate Bonds comprised 53.4% of the portfolio while Taxable Municipal bonds accounted for 18.8%. The Fund’s exposure to energy-related corporate bonds was a primary factor in the underperformance during the fiscal year versus the benchmark index. Mortgage-Backed related securities comprised 10.6% of the portfolio while Asset-Backed securities comprised 1.1% of the portfolio. Total government securities represented 6.9% of Fund holdings at fiscal year-end. The year ended with the Fund’s average effective maturity1 at 4.9 years and a weighted average effective duration2 of 3.48 years. Average quality of the Fund was “A2”.

The fiscal year ended January 31, 2015 began the year with government bond yields abruptly reversing course from the previous year and proceeding to decline to near post recession lows. The U.S. Treasury 10-year note began the fiscal year yielding 2.64% and declined 1 full percentage point to 1.64%. The decline in yields was remarkable for several reasons. This dramatic decline occurred in spite of the Federal Reserve terminating in October it’s much debated “Quantitative Easing” program. The Federal Reserve’s trillion dollar bond buying “QE” program was considered by many to be vitally necessary to keeping interest rates low. In the end, this proved to be far from the case. Also, the dramatic decline occurred simultaneous to the U.S. unemployment rate dropping to 5.7%. Clearly, other powerful market factors were at work during the year. Here at home in the United States, our economy continued to improve but at growth rates well below historical norms. Unemployment did show an impressive decline but largely because of big gains in part time employment and a declining labor force participation rate. Perhaps the greatest factor in the decline in rates was a collapse in worldwide oil prices. The sudden and dramatic decline in oil prices sent deflationary shock waves through the global economy causing investors to reassess their long-term inflation forecasts.

Looking ahead, the prospects for the taxable bond markets over the coming year again appear somewhat mixed. Of concern is the Federal Reserve who has communicated they intend to move toward a “normalization” of interest rate policy this year, which translated means higher short-term interest rates. The speed and magnitude of their actions will be dependent on the strength of the economy and any potential inflationary wage pressures. Neither of these two factors are a certainty at present. Factors we

January 31, 2015

believe that support a relatively stable bond market are low inflation, global sluggishness and a global effort outside the United States to foster growth through the power of cheap money.

While the near-term prospects of the bond market may appear mixed, the lessons of history remind us that good quality intermediate-term bond investments remain a sensible component of a balanced and well diversified investment program.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Core Bond Fund, Institutional Class, Class A, or Class C, versus the Barclays Intermediate U.S. Aggregate Index, and the Lipper Core Plus Bond Funds Classification

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Lipper Core Plus Bond Funds Classification: Funds that, by portfolio practice, invest at least 65% in domestic investment-grade debt issues with any remaining investment in non-benchmark sectors such as high-yield, global and emerging market debt.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	2.64%	1.96%	3.49%	4.19%
Class A	2.46%	1.73%	3.24%	3.93%
Class A, with load*	(1.63)%	0.36%	2.41%	3.51%
Class C	1.67%	0.96%	2.48%	3.18%
Barclays Intermediate U.S. Aggregate Index	3.89%	2.25%	3.60%	4.25%

For periods ended January 31, 2015. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.00%.

Sector Weightings

% of Total Portfolio Investments

Credit Quality Ratings

Moody’s

S&P

January 31, 2015

The Hancock Horizon Value Fund (the “Fund”) seeks long-term capital appreciation with a secondary goal of current income.

Horizon Advisers chooses stocks that they believe to be “undervalued” based on its fundamental research and analysis of various characteristics, including historic and expected earnings and dividends, sales and market position.

At January 31, 2015, common stocks represented 99.3% of the Fund’s assets. The Fund’s largest holdings were in Financial stocks while having little exposure to Telecommunications or Utilities stocks.

The Fund’s return for the past year ended January 31, 2015 was 6.25% for Institutional Class, 6.00% for Class A (without load), and 5.21% for Class C. This compares unfavorably to the Fund’s benchmark, the Russell 1000 Value Index, which returned 12.93% for the same period.

The Fund’s unfavorable relative performance for the prior 12 months can be attributable to stock selection within Industrials and Materials. An underweight in Health Care stocks versus the Russell 1000 Value Index also hurt relative performance. Stock selection within Consumer Staple stocks provided the biggest boost to relative performance. An underweight in Energy stocks also benefitted performance.

UnitedHealth Group (UNH), a managed care company that owns and manages health systems in the United States and internationally, was the top performer for the Fund. UNH has been a holding in the Fund since 2009 and appreciated 47% for the 12 months ended January 31, 2015. Other top performers include CVS Health, a food and drug store, and Corning, an electronic component manufacturer. As probably expected, three energy names were detrimental to performance as Tidewater, Denbury Resources, and Devon Energy all were a drag on performance for the Fund the most recent 12 months.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics.

As of 1/31/2015, the Hancock Horizon Value Fund Institutional Class received a 3 Year Morningstar Rating of 3 stars, 5 Year Morningstar Rating of 3 stars and 10 Year Morningstar Rating of 4 stars; the Hancock Horizon Value Fund Class A received a 3 Year Morningstar Rating of 2 stars, 5 Year Morningstar Rating of 2 stars and 10 Year Morningstar Rating of 3 stars; the Hancock Horizon Value Fund Class C received a 3 Year Morningstar Rating of 2 stars, 5 Year Morningstar Rating of 3 stars, and 10 Year Morningstar Rating of 3 stars. The Funds are rated against 1,107 Large Value Funds over a three year period, 975 Large Value Funds over a five year period, and 667 Large Value Funds over a ten year period.

As of 1/31/2015 the Hancock Horizon Value Fund Class A was ranked in the 93rd percentile against 1,289 Funds in the Morningstar Large Value Category over a one year period.

As of 1/31/2015 the Hancock Horizon Value Fund Class A was ranked 224th out of 272 Funds in the Lipper Multi-Cap Value Category over a one year period.

Other share classes may have different ratings and investment minimums than the fund classes listed above.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Value Fund, Institutional Class, Class A, or Class C, versus the Russell 1000 Value Index, and the Lipper Multi-Cap Value Funds Classification

Russell 1000 Value Index is an unmanaged index that measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.

Lipper Multi-Cap Value Funds Classification measures the performance of the 30 largest funds in the Lipper Multi-Cap Value Funds Category. These funds, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds typically have between 25% to 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P SuperComposite 1500 Index. These funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-999-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	6.25%	15.27%	13.93%	7.03%
Class A	6.00%	14.99%	13.65%	6.76%
Class A, with load*	0.44%	12.93%	12.42%	6.19%
Class C	5.21%	14.12%	12.80%	5.98%
Russell 1000 Value Index	12.93%	17.79%	15.14%	7.06%

For periods ended January 31, 2015. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Sector Weightings

% of Total Portfolio Investments

January 31, 2015

Top Ten Equity Holdings

Percentage of Total Investments
Great Plains Energy	1.9%
CVS	1.9%
Aetna	1.9%
Allstate	1.8%
Macy’s	1.7%
Raytheon	1.7%
Corning	1.7%
DeVry Education Group	1.7%
PNC Financial Services Group	1.7%
Xerox	1.7%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Growth Fund (the “Fund”) seeks capital appreciation by investing primarily in U.S. companies whose sales and earnings are expected to grow at an above average rate.

Horizon Advisers employs a strict quantitative method of analysis in our investment decision making. These measurable quantitative factors include earnings surprise and estimate revision, historical price performance of a stock compared to other stocks in the market, increasing growth as measured by a company’s return on equity, and relative price-to-earnings ratio and cash flow.

At January 31, 2015, common stocks represented 97.8% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Information Technology, Financials, and Industrial stocks, while Telecommunications and Utility stocks accounted for little or no exposure.

The Fund’s return for the past year ended January 31, 2015 was 14.41% for Institutional Class, 14.07% for Class A (without load), and 13.16% for

Class C. The Fund’s benchmark, the Russell 1000 Growth Index, returned 14.59% for the same period.

The Fund’s performance relative to the Russell 1000 Growth Index was positively boosted by stock selection within Consumer Discretionary, Industrials, and Information Technology. Detractors to performance were underperformance in the Consumer Staples, Energy and Health Care sectors relative to the benchmark.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

Products of technology companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Growth Fund, Institutional Class, Class A, or Class C, versus the Russell 1000 Growth Index, and the Lipper Multi-Cap Core Classification

Russell 1000 Growth Index is an unmanaged index, which measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

Lipper Multi-Cap Core Classification: Funds that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-Cap Core funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SuperComposite 1500 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Institutional Class	14.41%	17.32%	16.20%	6.78%
Class A	14.07%	17.02%	15.91%	6.51%
Class A, with load*	8.06%	14.93%	14.66%	5.94%
Class C	13.16%	16.14%	15.02%	5.71%
Russell 1000 Growth Index	14.59%	17.35%	16.49%	8.69%

For periods ended January 31, 2015. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
Harman International Industries	1.8%
Electronic Arts	1.7%
Skyworks Solutions	1.6%
Robert Half International	1.6%
TE Connectivity	1.5%
Constellation Brands, Cl A	1.5%
Deluxe	1.5%
Southwest Airlines	1.5%
Zebra Technologies, Cl A	1.5%
Carlisle	1.5%

January 31, 2015

The Hancock Horizon Burkenroad Small Cap Fund (the “Fund”) seeks long-term capital appreciation by investing in small capitalization stocks and other equity securities of companies located or doing business in Alabama, Florida, Georgia, Louisiana, Mississippi, and Texas.

Horizon Advisers intends to utilize Tulane University’s Burkenroad Reports as a source of investment research, but also employs its own fundamental research and analysis in its investment decision-making. In selecting securities, Horizon Advisers primarily considers sales and expense trends, market position, historic and expected earnings and dividends.

At January 31, 2015, common stocks represented 97.8% of the Fund’s assets. The Fund’s largest holdings were in Consumer Discretionary, Information Technology, and Financial stocks, while Telecommunications and Utilities stocks accounted for no or minimal exposure.

The Fund’s return for the past year ended January 31, 2015 was -0.34% and -0.59% for Class A (without load) and Class D, respectively. These results underperformed the Fund’s benchmark, the Russell 2000 Index which returned 4.41% for that same period. Despite a slightly negative year for the Fund, the Fund’s returns for the last 5 years are up an annualized 16.48% and 16.20% for Class A (without load) and Class D, respectively, and compares favorably to the Russell 2000 Index which was up 15.66% for that same time period.

For the most recent 12 months, stock selection within Energy, Consumer Discretionary and Technology boosted performance. However, an overweight position in Energy negatively impacted performance and can be attributed with all of the Fund’s underperformance relative to the Russell 2000 Index. Obviously, the recent decline in oil prices impacted the sector significantly in the 2nd half of 2014. The price of oil hovered above $100 per barrel for much of the first half of 2014 only to see prices plunge to 5-year lows below $50 per barrel in January 2015. Small cap energy stocks included in the S&P 600 Small Cap Index declined a staggering 44% for the period July 31, 2014 to January 31, 2015.

The energy business has experienced numerous booms and busts over the decades dating all the way back to when Edwin Drake first drilled for oil in NW Pennsylvania back in 1859. Arguably, the most notable bust occurred in the 1980’s when the price of oil declined a staggering 90%, sending the economies of Texas and Louisiana into a tailspin. Much has changed since the 1980’s. Amazing technological advances to discover and extract oil have dramatically changed supply, while the emergence of many new economies, changes to both driving patterns and industrial use of oil and other alternative energy sources have changed the demand equation. However, one thing that has remained constant is volatility as it applies to the price of this commodity. This is very evident by just looking at the last 7 years. There have been 3 notable declines occurring in 2008, 2011, and current. The largest decline during this period occurred in 2008 as oil prices declined more than 75% from peak to trough.

As a company located in the heart of the Gulf South ‘oil patch’ as well as someone who was born and raised in Louisiana, volatility in energy/oil is not new found knowledge. Back in 2000, when the idea of the Hancock Horizon Burkenroad Small Cap Fund

Management’s Discussion of Fund Performance (unaudited) (continued)

was first discussed, we knew the volatility of energy stocks would be more than most shareholders could bear, despite the potential reward. Of the small publicly traded companies in the Gulf South, roughly 20% are classified as Energy and this does not include regional companies whose success or failure may be directly or indirectly tied to the fate of these energy companies. Therefore, we felt it was paramount to build a well-diversified Fund that included exposure to companies and industries that were less correlated to Energy. Exposure to consumer discretionary, health care and technology companies are examples of ways we tried to hedge the ‘energy risk’.

One of the reasons the Fund has been successful over its history is because of its investment in Energy stocks. It is an important driver of the Gulf South’s economy and in turn an important investment in our Fund. More than likely, ‘black gold’ will continue to maintain its boom and bust history, but we are confident we can manage well through this rough patch.

We experienced tremendous growth in 2014 and welcome the many new shareholders to the Fund.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

The BURKENROAD REPORTS is an educational program on investment research in which selected students at Tulane University’s A.B. Freeman School of Business participate. This program is designed to teach the students how to produce objective investment research by studying publicly held companies located in the Deep South.

The Hancock Horizon Burkenroad Small Cap Fund and Horizon Advisers are NOT affiliated with Tulane University or the A.B. Freeman School of Business. Hancock Bank licenses the name “Burkenroad” from Tulane University. Neither Tulane University, the A.B. Freeman School of Business nor the students, faculty and staff of Tulane University have any involvement in the investment decisions, management or operation of the Fund.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund’s load adjusted return for the same period, and then adjusting this excess return for risk. The top 10 percent of funds in each category receive 5 stars, the next 22.5 percent receive 4 stars, the next 35 percent receive 3 stars, the next 22.5 percent receive 2 stars and the bottom 10 percent receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three, five and ten-year (if applicable) Morningstar Rating metrics.

As of 1/31/2015, the Hancock Horizon Burkenroad Small Cap Fund Classes A and D received an overall Morningstar Rating of 4 stars. The Hancock Horizon Burkenroad Small Cap Fund Class A received 2, 3 and 5 stars and Class D received 3, 4 and 5 stars over a three year period, five year period and ten year period, respectively. The Hancock Horizon Burkenroad Small Cap Fund was rated against 624 Small Blend Funds over a three year period, 567 over a five year period, and 364 over a 10 year period.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Burkenroad Small Cap Fund, Class A or Class D, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, compared to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized 3-Year Return	Annualized 5-Year Return	Annualized 10-Year Return
Class A	(0.34)%	14.34%	16.48%	9.87%
Class A, with load*	(5.57)%	12.30%	15.24%	9.28%
Class D	(0.59)%	14.07%	16.20%	9.63%
Russell 2000 Index	4.41%	15.27%	15.66%	7.87%

For periods ended January 31, 2015. Past performance is not predictive of future performance.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Top Ten Equity Holdings

Percentage of Total Investments
Freescale Semiconductor	1.6%
MarineMax	1.5%
United Insurance Holdings	1.3%
HealthSouth	1.3%
Cirrus Logic	1.3%
TECO Energy	1.3%
Manhattan Associates	1.3%
Pool	1.3%
Graphic Packaging Holding	1.3%
HCI Group	1.2%

January 31, 2015

The Hancock Horizon U.S. Small Cap Fund (the “Fund”) seeks long-term capital appreciation. The Fund will attempt to achieve this objective by investing primarily in equity securities of U.S. Companies with small capitalizations.

At January 31, 2015, common stocks represented 98.6% of the Fund’s assets. The Fund’s largest holdings were in Financials, Industrials, Information Technology and Consumer Discretionary, while Consumer Staples, Telecommunications and Utilities had the least exposure.

The Fund’s return for the past year ended January 31, 2015 was 1.32% for Institutional Class, 1.05% for Class A (without load), and 0.42% for Class C. The Fund’s benchmark, the Russell 2000 Index, returned 4.41% for the same period.

The Fund’s performance was positively boosted relative to the benchmark by stock selection in Industrials, Telecommunications, Information

Technology, Health Care and Financials. Performance was negatively impacted by stock selection in Consumer Discretionary, Energy, Consumer Staples and Materials.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

In addition to the normal risks associated with equity investing, smaller companies typically exhibit higher volatility. Products of companies in which the Fund invests may be subject to severe competition and rapid obsolescence.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon U.S. Small Cap Fund, Institutional Class, Class A, or Class C, versus the Russell 2000 Index, and the Lipper Small-Cap Core Funds Classification

Russell 2000 Index is an unmanaged index comprised of 2,000 stocks of U.S. companies with small market capitalization.

Lipper Small-Cap Core Funds Classification Funds that, by portfolio practice, invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) below Lipper’s USDE small-cap ceiling. Small-Cap Core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value, comparable to the S&P SmallCap 600 Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class	1.32%	(3.03)%
Class A	1.05%	(3.27)%
Class A, with load*	(4.24)%	(7.96)%
Class C	0.42%	(3.82)%
Russell 2000 Index	4.41%	1.40%

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on December 31, 2013.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

January 31, 2015

Top Ten Equity Holdings

Percentage of Total Investments
Centene	1.9%
Multi-Color	1.9%
PartnerRe	1.8%
United Therapeutics	1.8%
OmniVision Technologies	1.8%
Reinsurance Group of America, Cl A	1.8%
Global Payments	1.8%
IDT, Cl B	1.8%
United Stationers	1.8%
Signature Bank NY	1.8%

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Quantitative Long/Short Fund (the “Fund”) seeks long-term capital appreciation by taking long and short positions in equity securities of publicly-traded companies in the U.S. included in the S&P Composite 1500 Index.

Horizon Advisers establishes long positions in common stocks we believe to be “undervalued” and establishes short positions in common stocks we believe to be “overvalued” based on quantitative, fundamental and technical analyses. Our quantitative model ranks stocks according to their relative attractiveness based on the following factors: financial strength, analyst earnings estimates, share buy backs, earnings quality, and economic value added.

On January 31, 2015, the Quantitative Long/Short Fund had a net long position of 70.5% excluding cash equivalents, with 6.3% of the Fund’s value in short positions. The Fund’s largest holdings were in Financials and Health Care, while having the least exposure to energy stocks.

The Quantitative Long/Short Fund’s return for the year ended January 31, 2015 was 10.59% for Institutional Class, 10.32% for Class A (without load), and 9.58% for Class C. This compares favorably to the Fund’s Lipper benchmark, the Lipper Alternative Long/Short Equity Funds Index which returned 2.53% and the Fund’s Morningstar classification, Morningstar Long/Short which returned 3.07%. This performance was unfavorable to the S&P 1500 which returned 13.66% for the same period.

The Fund benefited from stock selection in Industrials, Energy and Consumer Staples, and by being underweight Energy relative to the S&P 1500 index. However, stock selection in the Information Technology and Health Care sectors were the biggest detractors from performance.

During 2014, some of the bigger strategic moves made were done at the sector and market cap level. Prior to the big down draft in Energy stocks, we reduced our net Energy exposure from about 10% during the 3rd quarter to less than 1% by the end of the 4th quarter, with increased shorts in this sector. In addition, we increased our allocation to large cap companies during the year as we continued to focus on stocks with lower volatility. This action also contributed to the strong performance of the fund as large cap stocks significantly outperformed small caps. The overall net long position did not change much during the year as we continue to take a more defensive posture. Momentum factors in the market still seem fairly strong as we’ve not experienced a 10% or more correction in the market for over 3 years now, however valuations appear more stretched. We are continuing to monitor valuation measures and general market conditions and will consider increasing our short position if warranted.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

With short sales, you risk paying more for a security than you received from its sale.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Quantitative Long/Short Fund, Institutional Class, Class A, or Class C, versus the S&P 1500 Composite Index, and the Lipper Alternative Long/Short Equity Funds Index

The S&P Composite 1500 Index is a broad market portfolio representing the large cap, mid cap, and small cap segments of the U.S. Equity market.

Lipper Alternative Long/Short Equity Funds Index is comprised of funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options, or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings — Long

% of Total Portfolio Investments, which excludes securities sold short

Sector Weightings — Short

Securities Sold Short, as a % of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	10.59%	12.42%	13.14%	6.66%
Class A	10.32%	12.16%	12.87%	6.40%
Class A, with load*	4.54%	10.17%	11.67%	5.50%
Class C	9.58%	11.34%	12.04%	5.62%
S&P Composite 1500 Index	13.66%	17.40%	15.78%	11.40%

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Top Ten Equity Holdings — Long

Percentage of Total Investments
Southwest Airlines	1.0%
Anthem	0.8%
Kroger	0.8%
VCA	0.8%
Take-Two Interactive Software	0.7%
Tesoro	0.7%
Northrop Grumman	0.7%
Simon Property Group	0.7%
Associated Estates Realty	0.7%
Packaging Corp of America	0.7%

Top Ten Equity Holdings — Short

Percentage of Total Investments
Agnico Eagle Mines	0.2%
Newmont Mining	0.1%
Goldcorp	0.1%
Pattern Energy Group, Cl A	0.1%
NN	0.1%
Calumet Specialty Products Partners	0.1%
Memorial Production Partners	0.1%
Martin Midstream Partners	0.1%
Chuy’s Holdings	0.1%
Men’s Wearhouse	0.1%

January 31, 2015

At January 31, 2015, the Hancock Horizon Diversified International Fund’s (the “Fund”) largest geographic concentrations were in Europe (ex-UK), Asia (ex-Japan), and the Americas (ex-US), which combined represent approximately 80% of the Fund’s common stock investments. The Fund’s largest sector exposures were in Financials, Health Care, and Information Technology. The Fund’s returns for the year ended January 31, 2015 were -1.66% for the Institutional Class, -1.93% for the A Class (without load), and -2.67% for the C Class. The Fund underperformed its benchmark, the MSCI ACWI ex-U.S. Index (the “Index”), which returned 0.56% during this time period. For the year, international equity markets trailed the solid returns of the U.S. equities as continued positive economic data buoyed the U.S. markets. While the U.S. completed its monetary stimulus at the end of 2014, other global markets increased their stimulus efforts during the period. Early in the period, Europe showed signs of stabilization and modest, yet positive, growth. That growth remained at relatively low levels throughout the course of the period, with inflation near zero. Interest rates hit record lows with countries like France and Germany below 1% in the most recent quarter and Spain and Italy below 2%. The Japanese economy contracted in the two most recent quarters as the government implemented the first phase of a sales tax increase to offset the cost of stimulus introduced in 2013. Given the negative impact of the sales tax increase, the government decided to delay the second phase and introduce further stimulus. The Bank of Japan unexpectedly announced that it will expand its bond buying program from 60T (“trillion”) yen per year to 80T, which is roughly

$725 billion dollars per year. In emerging markets, China cut its benchmark interest rate from 6% to 5.6%, the first cut since 2012. It also is evaluating ways to stimulate growth with GDP growth sliding toward 7%. There has been an increased focus on higher quality growth as the country focuses on longer-term sustainable economic development. In October, Brazilians voted to keep current leadership in place. While removing some market volatility, downward pressure resumed as a stagnant economic environment and weak currency garnered investor attention. GDP growth fell for the first half of the year before flat lining in the 3rd quarter.

The greatest impact on the Fund’s performance for the year was its exposure to the Energy sector, where the Fund had an average overweight of 5%. In the last four months of the period WTI (“West Texas Intermediate”) oil prices fell from nearly $90 to below $50 a barrel, which is the lowest level in five years. Several factors contributed to the decline in prices including a surge in supply coming from the U.S., weakening demand from various parts of the world, and an unwillingness of OPEC (“Organization of Petroleum Exporting Countries”) nations to reduce production. Names across the Energy space indiscriminately sold off with the falling spot price, which was a headwind for performance. However, the names within the Fund are well-capitalized global exploration & production or oil field services companies who are leaders in their respective fields. This space tends to be very cyclical, but over a full market cycle our Energy holdings have done very well, outperforming Index’s Energy sector by nearly 900 basis points over the last five years.

Despite this headwind, stock selection for the Fund remained positive for the period with the

Management’s Discussion of Fund Performance (unaudited) (continued)

holdings in the Financials and Industrials sectors contributing the most to performance. ICICI is India’s largest private sector bank by assets, and offers a comprehensive range of banking and financial services to corporate and retail customers. In the latest quarter, ICICI reported strong net profits, driven by strength in its retail franchise, which saw loan growth of 25%. Net interest margins also expanded as the CASA (“current account and savings account”) ratio remained healthy, driving down the cost of funding. ICICI has also been able to maintain its asset quality, which was an area of concern for the market last year as investors had expected loan quality to deteriorate in light of India’s macroeconomic overhangs. ICICI’s customer service, however, fostered continued growth and shares were up 90% in the period. The relatively low credit penetration in India continues to provide a favorable backdrop for growth. Additionally, India’s banking landscape is still dominated by state-owned banks. Private sector banks such as ICICI have a significant opportunity to grow in excess of the overall banking system through market share gains. Detracting from performance, Mindray Medical is a leading medical equipment manufacturer in China with a focus on delivering high-quality, competitively priced medical devices to the Chinese market. The firm offers a range of products across its three primary business segments: patient monitoring and life support products, in-vitro diagnostic products, and medical imaging systems. Given the Chinese government’s push for the use of China-made products, concerns have risen that there will be increased competition for Mindray as smaller players attempt to seize market share. This, in part, led shares to fall 21% in the period. However, Mindray dominates the low-end hospital space and has actually been taking share from global medical device vendors in higher-end hospitals. The industry as a whole will benefit from the Chinese government’s health care reform plan, which includes building more health care centers and providing subsidies to low-end hospitals for equipment purchases. The company continues to grow internationally, as well, growing revenues from other emerging markets as the result of Mindray improving its international sales force and introducing new products abroad.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified International Fund, Institutional Class, Class A, or Class C, versus the MSCI ACWI ex-U.S. Index, and the Lipper International Multi-Cap Growth Classification

The MSCI ACWI ex-U.S. Index is designed to provide a broad measure of stock performance throughout the world, with the exception of U.S. based companies. It includes both developed and emerging markets.

Lipper International Multi-Cap Growth Classification invests in a variety of market-capitalization ranges without concentrating 75% of their equity assets in any one market-capitalization range over an extended period of time. International multi-cap growth funds typically have an above-average price-to-cash flow ratio, price-to-book ratio, and three-year sales-per-share growth value compared to MSCI EAFE Index.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	3-Year Annualized Return	5-Year Annualized Return	Annualized Inception to Date
Institutional Class	(1.66)%	5.05%	5.15%	6.37%
Class A	(1.93)%	4.78%	4.87%	6.11%
Class A, with load*	(7.08)%	2.91%	3.75%	5.21%
Class C	(2.67)%	3.98%	4.10%	5.31%
MSCI ACWI ex U.S. Index	0.56%	6.58%	5.45%	5.00%

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on September 30, 2008.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 5.25%.

Management’s Discussion of Fund Performance (unaudited) (continued)

Country Weightings(1)

United Kingdom	9.9%
China	8.7%
Japan	8.7%
Ireland	7.8%
Switzerland	6.8%
Norway	6.6%
India	5.2%
Austria	4.9%
South Korea	4.3%
Netherlands	3.5%
Brazil	3.3%
Turkey	3.2%
Bermuda	3.1%
Singapore	3.0%
Spain	2.9%
France	2.8%
Taiwan	2.8%
Panama	2.5%
Hong Kong	2.3%
Sweden	2.2%
Australia	1.3%
Colombia	1.2%
Czech Republic	1.1%
Indonesia	1.0%
Canada	0.9%
Total	100.0%

(1) % of Total Portfolio Investments (excluding the Dreyfus Government Cash Management holding and Federal Prime Obligations Fund).

Top Ten Equity Holdings

Percentage of Total Investments
ARM Holdings	4.4%
Shire	4.0%
ICON	3.7%
Denso	3.1%
Everest Re Group	3.1%
Novartis ADR	2.9%
Amadeus IT Holding	2.9%
Roche Holding	2.8%
Advanced Semiconductor	2.8%
ICICI Bank	2.8%

January 31, 2015

The Hancock Horizon Louisiana Tax Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Louisiana personal income tax by investing primarily in municipal bonds of Louisiana issuers.

For the year ended January 31, 2015, the Fund generated a total return of 14.43% for the Institutional Class Shares, 14.21% for the Class A Shares (without load) and 13.98% for the Class C Shares. This compares to 8.86% for the Barclays Municipal Bond Index and 9.22% for the Lipper Other States Municipal Funds Classifications. The Fund’s favorable performance relative to the benchmark was a function of its longer-term maturity and higher duration.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds, especially the Utility, Education and Healthcare sectors as well as General Obligation securities, both state and local. At the fiscal year end, total Revenue bonds represented 72% of the portfolio while General Obligation bonds comprised 24% of the Fund. The period ended with the Fund’s average effective maturity1 at 18.8 years and a weighted average effective duration2 of 9.04 years. The average quality of the Fund was Aa3.

The fiscal year ended January 31, 2015 was another remarkable year for the Louisiana municipal bond market. The merciless sell off in municipal bond market and the dramatic rise in tax-free yields during the latter half of 2013 set the stage for a powerful rally in the market. In early 2014, an extremely cold winter led to lethargic first quarter U.S. growth. Investors anticipating a robust pickup in growth were stunned by the sudden deceleration.

Interest rates across the board plunged along with the temperature. Investors picking over the wreckage in the municipal bond market rediscovered some very attractive after tax bond yields. As more evidence of the prolonged sluggish global growth and extremely low inflation was released, the buying momentum in the tax exempt markets grew. Simultaneously, interest rates were dropping on taxable bond investments thereby making tax exempt bond alternatives attractive. In Louisiana in early 2014, the coffers of state and local government swelled as they benefitted greatly from the boom in shale-based natural gas supply and the industry that follows it. The situation reversed itself however in the latter half of 2014 when the price of oil also dropped abruptly. Louisiana depends on oil production to fund a significant part of its budget. The sudden decline in the price of oil left an unanticipated hole in government budgets and forced painful cuts.

Looking ahead, we believe the U.S. and Louisiana economy will continue to grow but at a subdued pace. Municipal issuers will experience budget strains. For Louisiana, the extent of the strain will be determined by how long the price of oil remains low. Currently we believe the there is good reason to believe that low prices will be with us for a period of years. Given this, Louisiana will be forced to continue making difficult budget decisions in order to maintain its good credit quality. We are monitoring this situation closely.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

Management’s Discussion of Fund Performance (unaudited) (continued)

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Louisiana Tax-Free Income Fund, Class C, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	Annualized Inception to Date
Institutional Class	14.43%	3.95%	7.30%
Class A	14.21%	3.71%	7.04%
Class A, with load*	9.66%	2.31%	5.94%
Class C	13.98%	n/a	4.74% (1)
Barclays Municipal Bond Index	8.86%	4.12%	6.55% (1)

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Class C commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 4.71%.

n /a — not applicable

Sector Weightings

% of Total Portfolio Investments

Management’s Discussion of Fund Performance (unaudited) (continued)

Credit Quality Ratings

Moody’s

S&P

January 31, 2015

The Hancock Horizon Mississippi Tax-Free Income Fund (the “Fund”) seeks current income exempt from both federal income tax and Mississippi personal income tax by investing primarily in municipal bonds of Mississippi issuers.

For the year ended January 31, 2015, the Fund generated a total return of 13.15% for the Institutional Class Shares, 12.86% for the Class A Shares (without load) and 13.15% for the Class C Shares. This compares to 8.86% for the Barclays Municipal Bond Index and 9.22% for the Lipper Other States Municipal Funds Classification. The Fund’s favorable performance relative to the benchmark was a function of its longer-term maturity and higher duration.

During this fiscal period, the Fund’s sector allocation emphasized higher yielding Revenue bonds, especially the Utility, Education and Healthcare sectors as well as General Obligation securities, both state and local. Total Revenue bonds represented 83% of the portfolio while General Obligation bonds comprised 14% of the Fund. The period ended with the Fund’s average effective maturity1 at 15.5 years and a weighted average effective duration2 of 8.07 years. The average quality of the Fund was Aa3.

The fiscal year ended January 31, 2015 was another remarkable year for the Mississippi municipal bond market. The merciless sell off in the municipal bond market and the dramatic rise in tax free yields during the latter half of 2013 set the stage for a powerful rally in the market. In early 2014, an extremely cold winter led to lethargic first quarter U.S. growth. Investors anticipating a robust pickup in growth were stunned by the sudden deceleration. Interest rates across the board plunged along with the temperature. Investors picking over the wreckage in the municipal bond market rediscovered some very attractive after- tax bond yields. As more evidence of the prolonged sluggish global growth and extremely low inflation was released, the buying momentum in the tax exempt markets grew. Simultaneously, interest rates were dropping on taxable bond investments thereby making tax exempt bond alternatives very attractive on a relative basis. Mississippi credit quality remained stable for the year with the traditional factors at play. State finances are managed on a very conservative and responsible basis. The state continues to maintain an ample “rainy day” fund to buffer against unanticipated revenue shortfalls. Mississippi however continues to be challenged by higher than average unemployment.

Looking ahead, we believe the U.S. and Mississippi economy will continue to grow but at a subdued pace. Mississippi state and local governments should generally experience moderate budget growth and improving finances over the coming year. In all, the Mississippi tax exempt municipal market still offers good value relative to other investment grade taxable fixed income alternatives. With few tax-advantaged options still available to high tax bracket investors, municipal bonds remain one of the best options for income and quality.

Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

[1]	Average effective maturity is a weighted average of all the maturities of the bonds in a portfolio, computed by weighting each bond’s effective maturity by the market value of the security.
[2]	Average effective duration provides a measure of a fund’s interest-rate sensitivity. The longer a fund’s duration, the more sensitive the fund is to shifts in interest rates.

Management’s Discussion of Fund Performance (unaudited) (continued)

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Institutional Class or Class A, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Mississippi Tax-Free Income Fund, Class C, versus the Barclays Municipal Bond Index, and the Lipper Other States Municipal Funds Classification

The Barclays Municipal Bond Index is a widely-recognized index of municipal bonds with maturities of at least one year.

Lipper Other States Municipal Funds Classification: Funds that invest in municipal debt issues with dollar weighted average maturities of five to ten years and are exempt from taxation on a specified city or state basis.

The performance data quoted represents past performance and the investment return and principal value of an investment may fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

	One-Year Return	3-Year Annualized Return	Annualized Inception to Date
Institutional Class	13.15%	3.59%	6.87%
Class A	12.86%	3.33%	6.61%
Class A, with load*	8.32%	1.93%	5.52%
Class C	13.15%	n/a	4.20% (1)
Barclays Municipal Bond Index	8.86%	4.12%	6.55% (1)

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on February 1, 2011.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

*Refers to the individual maximum sales charge of 4.00%.

(1)	Class C commenced operations on May 31, 2013. The annualized inception to date return for the Index, since May 31, 2013, is 4.71%.

n/a — not applicable

Sector Weightings

% of Total Portfolio Investments

January 31, 2015

Credit Quality Ratings

Moody’s

S&P

Management’s Discussion of Fund Performance (unaudited) (continued)

The Hancock Horizon Diversified Income Fund (the “Fund”) seeks to maximize current income, and secondarily long-term capital appreciation using a multi-asset class portfolio structure. Horizon Advisers employs quantitative methods of analysis in our investment decision making. Optimization techniques are applied to a broad array of what are considered to be non-traditional asset classes. For example, but not limited to, the asset classes used are High Yield Bonds, Master Limited Partnerships (“MLP’s”), Preferred Stocks, Real Estate Investment Trusts (“REIT’s”) and above average Dividend Yielding Stocks. Our analysis uses historical data as well as estimate data to determine the optimal portfolio allocation across asset classes that minimizes risk while maximizing total return and income yield.

At January 31, 2015, investments among the various strategic asset classes represented 94.0% of the Diversified Income Fund’s net assets. The investment allocations for the various asset classes were as follows: 40.7% to high yield bonds, 12.4% to MLPs, 25.3% to preferred stocks, 6.0% to dividend yielding stocks, 4.9% to REITs, 4.9% to senior bank loans, and 6.3% cash.

The allocation to strategic asset classes over the course of the year did not change significantly. The largest allocation change occurred in the latter part of the year when the price of oil began to drop. The Fund’s allocation to Master Limited Partnerships which operate in the energy sector was negatively impacted by the dramatic drop in prices. Consequently, the Fund reduced exposure to the MLP area until the turmoil in the energy sector began to subside. The Fund performed as expected with a risk versus return profile falling in between a bond fund and stock fund.

The total return for the year ended January 31, 2015 was 1.37% for the Institutional Class, 1.08% for Class A (without load), and 0.43% for Class C shares. The 30-day income yield for the Institutional Class was 5.76%, 5.32% for the Class A, and 4.79% for the Class C shares. The total return of the Fund’s benchmark, a 50/50 mix of the Dow Jones Select Dividend Index and the Barclays Intermediate U.S. Aggregate Index, for the same period was 11.01%.

Past performance does not guarantee future results. Index returns are for illustrative purposes only and do not represent actual Fund performance. Index performance returns do not reflect any management fees, transaction cost or expenses. Indexes are unmanaged and one cannot invest directly in an index.

This material represents an assessment of the market environment at a specific point in time and is not intended to be a forecast of future events, or a guarantee of future results. This information should not be relied upon by the reader as research or investment advice. Holdings are subject to change.

January 31, 2015

Comparison of Change in the Value of a $10,000 Investment in the Hancock Horizon Diversified Income Fund, Institutional Class, Class A or Class C, versus a 50/50 Hybrid of the Dow Jones US Select Dividend Index & Barclays Intermediate Aggregate Index, the Dow Jones US Select Dividend Index, the Barclays Intermediate US Aggregate Index, and the Lipper Flexible Portfolio Funds Classification

The Dow Jones U.S. Select Dividend Index represents U.S. dividend paying companies that have nonnegative historical dividend per share growth rate, a five year dividend to earnings-per-share ratio of less than or equal to 60%, paid dividends in each of the previous five years, and a three month average daily trading volume of 200,000 shares.

The Barclays Intermediate U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

The performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-800-990-2434 or visit www.hancockhorizonfunds.com.

Sector Weightings

% of Total Portfolio Investments

	One-Year Return	Annualized Inception to Date
Institutional Class	1.37%	4.64%
Class A	1.08%	4.41%
Class A, with load*	(3.22)%	2.48%
Class C	0.43%	3.66%
50/50 Hybrid of the Dow Jones U.S. Select Dividend Index and Barclays Intermediate U.S. Aggregate Index	11.01%	10.02%

For periods ended January 31, 2015. Past performance is not predictive of future performance. Fund commenced operations on September 26, 2012.

Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. The returns reflect fee waivers and/or reimbursements in effect; absent fee waivers and reimbursements, performance would have been lower.

* Refers to the individual maximum sales charge of 4.25%.

Disclosure of Fund Expenses (unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, 12b-1 fees, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund return — This section helps you to estimate the actual expenses that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses your Fund incurred over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under the “Expenses Paid During Period” column.

• Hypothetical 5% return — This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

Note: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown do not apply to your specific investment. Expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. If these transactional costs were included, your cost would have been higher.

January 31, 2015

	Beginning Account Value 8/1/2014	Ending Account Value 1/31/2015	Annualized Expense Ratios	Expenses Paid During Period*
Government Money Market Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,000.10	0.06%	$0.30
Institutional Sweep Class	1,000.00	1,000.10	0.08%	0.40
Class A	1,000.00	1,000.10	0.06%	0.30

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,024.90	0.06%	$0.31
Institutional Sweep Class	1,000.00	1,024.80	0.08%	0.41
Class A	1,000.00	1,024.90	0.06%	0.31

Core Bond Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,009.60	0.75%	$3.80
Class A	1,000.00	1,009.00	1.00%	5.06
Class C	1,000.00	1,005.20	1.76%	8.90

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%	$3.82
Class A	1,000.00	1,020.16	1.00%	5.09
Class C	1,000.00	1,016.33	1.76%	8.94

Value Fund
Actual Fund Return
Institutional Class	$1,000.00	$983.50	0.99%	$4.95
Class A	1,000.00	982.40	1.24%	6.20
Class C .	1,000.00	978.50	1.99%	9.92

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.21	0.99%	$5.04
Class A	1,000.00	1,018.95	1.24%	6.31
Class C	1,000.00	1,015.17	1.99%	10.11

Growth Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,058.70	1.01%	$5.24
Class A	1,000.00	1,057.30	1.26%	6.53
Class C	1,000.00	1,053.30	2.01%	10.40

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,020.11	1.01%	$5.14
Class A	1,000.00	1,018.85	1.26%	6.41
Class C	1,000.00	1,015.07	2.01%	10.21

Burkenroad Small Cap Fund
Actual Fund Return
Class A	$1,000.00	$955.20	1.36%	$6.70
Class D	1,000.00	954.20	1.61%	7.93

Hypothetical 5% Return
Class A	$1,000.00	$1,018.35	1.36%	$6.92
Class D	1,000.00	1,017.09	1.61%	8.19

U.S. Small Cap Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,002.00	1.10%	$5.55
Class A	1,000.00	1,000.70	1.35%	6.81
Class C	1,000.00	996.50	2.09%	10.52

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,019.66	1.10%	$5.60
Class A	1,000.00	1,018.40	1.35%	6.87
Class C	1,000.00	1,014.67	2.09%	10.61

	Beginning Account Value 8/1/2014	Ending Account Value 1/31/2015	Annualized Expense Ratios		Expenses Paid During Period*
Quantitative Long/Short Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,057.60	1.66%		$8.61
Class A	1,000.00	1,056.20	1.87%		9.69
Class C	1,000.00	1,052.50	2.66%		13.76

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,016.84	1.66%		$8.44
Class A	1,000.00	1,015.78	1.87%		9.50
Class C	1,000.00	1,011.80	2.66%		13.49

Diversified International Fund
Actual Fund Return
Institutional Class	$1,000.00	$902.60	1.22%		$5.85
Class A	1,000.00	901.00	1.47%		7.04
Class C	1,000.00	897.50	2.22%		10.62

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$1,019.06	1.22%		$6.21
Class A	1,000.00	1,017.80	1.47%		7.48
Class C	1,000.00	1,014.01	2.22%		11.27

Louisiana Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,071.20	0.75%		$3.92
Class A	1,000.00	1,069.90	1.00%		5.22
Class C	1,000.00	1,066.30	1.75%		9.11

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Class A	1,000.00	1,020.16	1.00%		5.09
Class C	1,000.00	1,016.38	1.75%		8.89

Mississippi Tax-Free Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$1,066.60	0.75%		$3.91
Class A	1,000.00	1,065.20	1.00%		5.21
Class C	1,000.00	1,066.60	0.00	%(2)	0.00

Hypothetical 5% Return
Institutional Class	$1,000.00	$1,021.42	0.75%		$3.82
Class A	1,000.00	1,020.16	1.00%		5.09
Class C	1,000.00	1,016.38	1.75	%(1)	8.89

Diversified Income Fund
Actual Fund Return
Institutional Class	$1,000.00	$956.00	0.90%		$4.44
Class A	1,000.00	955.10	1.15%		5.67
Class C	1,000.00	951.70	1.90%		9.35

Hypothetical 5% Return
Institutional Class	$ 1,000.00	$1,020.67	0.90%		$4.58
Class A	1,000.00	1,019.41	1.15%		5.85
Class C	1,000.00	1,015.63	1.90%		9.65

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
(1)	The share class is expected to run at the expense limit of 1.75%, when assets are contributed.
(2)	There were no expenses accrued in the period due to low average net assets relative to the other classes of the Fund.

Schedules of Investments

Government Money Market Fund

Description	Face Amount (000)	Value (000)
U.S. Government Agency Obligations — 56.6%
FFCB (A)
0.080%, 03/09/15	$9,900	$9,900
0.200%, 08/03/15	15,000	15,007
0.132%, 09/30/15	5,000	5,000
FHLB
0.060%, 02/04/15 (B)	12,900	12,900
0.106%, 02/11/15 (A)	20,000	20,000
0.065%, 02/20/15 (B)	20,000	19,999
FHLMC (B)
0.075%, 03/02/15	20,000	19,999
0.060%, 04/15/15	10,000	9,999
0.047%, 06/09/15	10,000	9,995
0.150%, 08/18/15	4,300	4,296
FNMA (B)
0.085%, 03/02/15	20,000	19,998
0.055%, 03/03/15	5,000	5,000
0.118%, 04/01/15	10,000	9,998
0.115%, 04/15/15	5,000	4,999
0.090%, 05/01/15	10,000	9,998
Total U.S. Government Agency Obligations (Cost $177,088 (000))		177,088
U.S. Treasury Obligation (B) — 12.8%
United States Treasury Bill 0.060%, 05/07/15	40,000	39,994
Total U.S. Treasury Obligation (Cost $39,994 (000))		39,994

Description	Shares/Face Amount (000)	Value (000)
Cash Equivalent (C) — 7.6%
Federated Treasury Obligations Fund, 0.010%	23,970,663	$23,970
Total Cash Equivalent (Cost $23,970 (000))		23,970
Repurchase Agreement (D) — 23.0%
Bank of Montreal 0.040% dated 01/30/15, to be repurchased on 02/02/15, repurchase price $72,000,240 (collateralized by various Treasury obligations, par values ranging from $27,566,500 to $44,964,900, 0.750% to 2.000%, 03/31/18 to 02/15/22, with total market value $73,440,034)	$72,000	72,000
Total Repurchase Agreement (Cost $72,000 (000))		72,000
Total Investments — 100.0% (Cost $313,052 (000))		$313,052

Percentages are based on net assets of $313,020 (000).

(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2015.
(B)	Discount Note — The rate reported is the effective yield at time of purchase.
(C)	The rate reported is the 7-day effective yield as of January 31, 2015.
(D)	Tri-party Repurchase Agreement.

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

The accompanying notes are an integral part of the financial statements.

Schedules of Investments	January 31, 2015

Core Bond Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 53.4%
Advertising — 0.1%
Visant
10.000%, 10/01/17	$500	$424
Total Advertising		424
Aerospace & Defense — 1.9%
Erickson
8.250%, 05/01/20	500	450
Honeywell International
5.300%, 03/01/18	1,400	1,571
Rockwell Collins (A)
0.591%, 12/15/16	2,000	2,000
United Technologies
4.500%, 04/15/20	1,000	1,130
Total Aerospace & Defense		5,151
Banks — 6.1%
Bank of America MTN (A)
1.303%, 03/22/18	2,000	2,015
Branch Banking & Trust (A)
0.664%, 12/01/16	2,500	2,504
General Electric Capital MTN
0.833%, 01/08/16 (A)	1,000	1,005
0.502%, 08/07/18 (A)	5,000	4,950
JPMorgan Chase (A)
1.156%, 01/25/18	1,000	1,008
Toronto-Dominion Bank MTN (A)
0.696%, 09/09/16	5,000	5,020
Total Banks		16,502
Broadcasting, Newspapers and Advertising — 0.1%
iHeartCommunications
9.000%, 12/15/19	250	244
Total Broadcasting, Newspapers and Advertising		244
Building & Construction — 0.8%
Beazer Homes USA
7.250%, 02/01/23	250	237
CRH America
8.125%, 07/15/18	1,300	1,567
K Hovnanian Enterprises (B)
7.250%, 10/15/20	250	257
Total Building & Construction		2,061

Description	Face Amount (000)	Value (000)
Chemicals — 0.8%
Cornerstone Chemical (B)
9.375%, 03/15/18	$500	$506
Dow Chemical
4.250%, 11/15/20	1,000	1,106
Hexion US Finance
6.625%, 04/15/20	350	329
Momentive Performance Materials
3.880%, 10/24/21	350	302
Total Chemicals		2,243
Coatings/Paint — 2.4%
Home Depot
3.750%, 02/15/24	6,000	6,623
Total Coatings/Paint		6,623
Computers & Services — 5.2%
Apple
3.450%, 05/06/24	6,000	6,541
Cisco Systems
3.625%, 03/04/24	6,000	6,566
First Data (B)
8.250%, 01/15/21	350	373
Interface Security Systems Holdings
9.250%, 01/15/18	500	502
Total Computers & Services		13,982
Electrical Utilities — 1.3%
GenOn Energy
9.500%, 10/15/18	250	248
Georgia Power (A)
0.632%, 08/15/16	2,000	1,999
Gulf Power
3.100%, 05/15/22	1,250	1,329
Total Electrical Utilities		3,576
Energy-Alternate Sources — 0.1%
Linc USA GP (B)
12.500%, 10/31/17	500	350
Total Energy-Alternate Sources		350
Entertainment — 4.0%
Boyd Gaming
9.000%, 07/01/20	250	261
DIRECTV Holdings
5.200%, 03/15/20	1,500	1,699

Schedules of Investments

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Entertainment (continued)
Golden Nugget Escrow (B)
8.500%, 12/01/21	$250	$249
MTR Gaming Group
11.500%, 08/01/19	249	270
Viacom
5.625%, 09/15/19	1,500	1,718
4.500%, 03/01/21	5,000	5,507
3.875%, 12/15/21	1,000	1,062
Total Entertainment		10,766
Financial Services — 13.3%
American Honda Finance (A)
0.754%, 10/07/16	2,000	2,009
American Honda Finance
3.500%, 03/16/15 (B)	500	502
1.500%, 09/11/17 (B)	2,000	2,019
BP Capital Markets
0.885%, 09/26/18 (A)	3,550	3,518
0.652%, 11/07/16 (A)	2,000	1,999
Ford Motor Credit
3.000%, 06/12/17	3,000	3,091
1.482%, 05/09/16 (A)	2,405	2,422
Goldman Sachs Group (A)
1.455%, 04/30/18	3,000	3,036
Goldman Sachs Group MTN
6.000%, 06/15/20	2,000	2,357
Innovation Ventures (B)
9.500%, 08/15/19	500	494
John Deere Capital MTN
2.800%, 09/18/17	1,350	1,410
1.300%, 03/12/18	1,000	1,005
Morgan Stanley MTN
5.550%, 04/27/17	970	1,053
1.536%, 04/25/18 (A)	3,000	3,038
Total Capital International (A)
0.802%, 08/10/18	3,108	3,119
Wachovia (A)
0.504%, 06/15/17	5,000	4,980
Total Financial Services		36,052
Food, Beverage & Tobacco — 1.8%
Alliance One International
9.875%, 07/15/21	500	418

Description	Face Amount (000)	Value (000)
Food, Beverage & Tobacco (continued)
Coca-Cola
3.300%, 09/01/21	$1,000	$1,080
1.150%, 04/01/18	2,000	2,008
SABMiller Holdings (A) (B)
0.922%, 08/01/18	1,000	1,003
SUPERVALU
6.750%, 06/01/21	250	252
Total Food, Beverage & Tobacco		4,761
Gas & Natural Gas — 2.1%
Enbridge Energy Partners
6.500%, 04/15/18	5,125	5,790
Total Gas & Natural Gas		5,790
Household Products — 0.1%
Armored Autogroup
9.250%, 11/01/18	250	250
Total Household Products		250
Industrials — 0.6%
General Electric Capital MTN (A)
1.036%, 04/15/20	1,745	1,751
Total Industrials		1,751
Insurance — 1.9%
American International Group
4.875%, 06/01/22	4,500	5,166
Total Insurance		5,166
Manufacturing — 0.2%
ConAgra Foods
1.900%, 01/25/18	500	500
Total Manufacturing		500
Medical Products & Services — 3.6%
21st Century Oncology
8.875%, 01/15/17	450	453
Amgen
3.625%, 05/22/24	6,000	6,337
Covenant Surgical Partners (B)
8.750%, 08/01/19	250	248
Humana
7.200%, 06/15/18	1,425	1,670
Kinetic Concepts
10.500%, 11/01/18	250	274

Schedules of Investments	January 31, 2015

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Medical Products & Services (continued)
Lantheus Medical Imaging
9.750%, 05/15/17	$500	$475
Tenet Healthcare
6.000%, 10/01/20	250	271
Total Medical Products & Services		9,728
Metals & Mining — 1.9%
AK Steel
7.625%, 05/15/20	250	216
Freeport-McMoRan
3.550%, 03/01/22	4,500	3,996
2.375%, 03/15/18	1,000	965
Total Metals & Mining		5,177
Paper & Related Products — 0.3%
Tembec Industries (B)
9.000%, 12/15/19	250	247
Verso Paper Holdings
11.750%, 01/15/19	600	542
Total Paper & Related Products		789
Petroleum & Fuel Products — 1.2%
Alpha Natural Resources (B)
7.500%, 08/01/20	500	235
Arch Coal (B)
8.000%, 01/15/19	500	210
Devon Energy (A)
0.781%, 12/15/16	2,000	1,977
EXCO Resources
7.500%, 09/15/18	500	319
Peabody Energy
6.000%, 11/15/18	250	201
Quicksilver Resources (A) (B)
7.000%, 06/21/19	500	320
Total Petroleum & Fuel Products		3,262
Publishing — 0.2%
American Media
11.500%, 12/15/17	500	517
Total Publishing		517
Retail — 0.9%
Quiksilver (B)
7.875%, 08/01/18	500	452
Target
5.375%, 05/01/17	1,000	1,098

Description	Face Amount (000)	Value (000)
Retail (continued)
Toys ‘R Us Property II
8.500%, 12/01/17	$250	$247
Yum! Brands
6.250%, 04/15/16	500	531
Total Retail		2,328
Semi-Conductors & Instruments — 0.1%
Advanced Micro Devices
7.750%, 08/01/20	250	238
Total Semi-Conductors & Instruments		238
Telephones & Telecommunication — 2.0%
AT&T
5.800%, 02/15/19	2,800	3,222
Avaya (B)
9.000%, 04/01/19	500	508
Cequel Communications Holdings I (B)
6.375%, 09/15/20	250	260
Cincinnati Bell
8.375%, 10/15/20	125	132
Frontier Communications
8.750%, 04/15/22	350	397
GTE
6.840%, 04/15/18	445	519
Sprint Capital
6.900%, 05/01/19	250	254
Total Telephones & Telecommunication		5,292
Transportation Services — 0.4%
PACCAR Financial MTN (A)
0.835%, 12/06/18	1,000	1,006
Total Transportation Services		1,006
Total Corporate Bonds (Cost $143,210 (000))		144,529
Municipal Bonds — 18.8%
Arkansas State, Development Finance Authority, RB
5.210%, 04/01/23	1,020	1,144
Birmingham Water Works Board, Ser A, RB
3.875%, 01/01/32	2,000	2,084
Borough of North Slope Alaska, GO
5.126%, 06/30/20	1,000	1,156
City & County of San Francisco, California, GO
4.600%, 06/15/20	1,000	1,120

Schedules of Investments

Core Bond Fund (continued)

Description	Face Amount (000)	Value (000)
Municipal Bonds (continued)
City of Austin, Texas, RB
5.086%, 11/15/25	$500	$585
City of Cape Coral, Florida, RB
6.369%, 10/01/24	1,500	1,713
City of Dallas, Texas, GO
4.660%, 02/15/24	1,000	1,133
City of Dallas, Texas, GO
4.589%, 02/15/21	1,000	1,144
4.489%, 02/15/20	500	565
4.389%, 02/15/19	500	557
City of Lafayette, Louisiana, Ser A, RB, AGM
7.230%, 03/01/34	1,000	1,149
City of New Orleans, Louisiana, GO
2.123%, 09/01/17	2,190	2,207
City of New York, New York, Sub-Ser G-2, GO
3.500%, 03/01/16	1,500	1,545
Clark County School District Finance, RB
5.200%, 06/01/26	2,000	2,103
County of Cumberland, North Carolina, RB
6.100%, 11/01/25	1,000	1,189
County of Guilford, North Carolina, GO
4.641%, 08/01/22	1,000	1,173
County of Pierce, Washington, GO
4.700%, 08/01/21	1,085	1,215
County of St. Louis, Missouri, RB
5.200%, 12/01/28	2,000	2,253
East Baton Rouge, Louisiana, Sewerage Commission, RB
3.543%, 02/01/16	1,000	1,027
Florida State Board of Education, Lottery Revenue, RB
5.541%, 07/01/21	1,000	1,142
5.391%, 07/01/20	400	455
Florida State Board of Education, Ser G, GO
4.650%, 06/01/20	1,500	1,673
JEA, Florida Bulk Power Supply System, RB
4.900%, 10/01/20	1,000	1,122
Jefferson & Madison Counties, Idaho, Joint School District No. 251 Rigby, GO
5.250%, 09/01/26	1,830	1,995
Louisiana Local Government Environmental Facilities & Community Development Auth, RB, AGM
6.080%, 12/15/25	2,500	2,952
Macomb Interceptor Drain District, Michigan, GO
4.250%, 05/01/21	1,500	1,585

Description	Face Amount (000)	Value (000)
Municipal Bonds (continued)
Metropolitan Transportation Authority, RB
4.546%, 11/15/17	$1,000	$1,085
Pennsylvania State, GO
4.450%, 02/15/20	1,500	1,667
Rollins College, RB, AGM
5.750%, 12/01/20	1,500	1,647
State of California, GO
5.250%, 08/01/38	1,000	1,120
State of Louisiana, Ser B, GO
2.000%, 05/15/20	6,000	6,100
State of Louisiana, Ser D, GO
2.269%, 07/15/20	1,000	1,029
State of Mississippi, GO
1.351%, 11/01/17	1,000	1,006
State of Rhode Island, GO
4.663%, 04/01/21	1,000	1,117
Total Municipal Bonds (Cost $46,752 (000))		50,757
U.S. Government Mortgage-Backed Obligations — 10.6%
FHLMC
5.50%, 08/01/21	110	117
5.50%, 10/01/36	126	141
5.00%, 10/01/16	36	38
5.00%, 04/01/22	121	131
5.00%, 04/01/23	53	57
4.50%, 05/01/24	126	137
3.50%, 05/15/25	3,129	3,246
3.00%, 12/01/26	3,508	3,697
FNMA
6.50%, 01/01/32	45	51
6.00%, 08/01/35	242	276
6.00%, 05/01/36	94	107
6.00%, 07/01/36	28	32
5.50%, 06/01/25	259	289
5.50%, 10/01/34	75	84
5.50%, 01/01/36	29	32
5.50%, 02/01/36	79	88
5.50%, 04/01/36	72	81
5.00%, 10/01/18	56	59
5.00%, 12/01/18	50	53
5.00%, 11/01/21	91	97
5.00%, 05/01/38	234	259
4.50%, 07/01/18	78	82
4.50%, 07/01/24	357	386
4.00%, 04/01/31	1,451	1,566
4.00%, 09/01/31	2,527	2,728
3.50%, 09/01/25	1,126	1,197
3.50%, 06/01/26	1,748	1,858

Schedules of Investments	January 31, 2015

Core Bond Fund (concluded)

Description	Face Amount (000)	Value (000)
U.S. Government Mortgage-Backed Obligations (continued)
FNMA (continued)
3.50%, 12/01/31	$2,642	$2,811
3.50%, 02/01/32	3,549	3,777
3.50%, 12/01/41	2,796	2,959
3.00%, 10/01/21	383	402
GNMA
7.50%, 12/20/29	1	1
6.50%, 03/15/31	6	7
6.50%, 07/15/31	169	193
6.00%, 05/15/28	1	1
6.00%, 09/15/34	191	217
6.00%, 11/15/34	35	40
6.00%, 12/15/34	64	74
5.50%, 01/15/36	382	429
5.50%, 04/15/36	211	237
5.00%, 09/15/17	39	42
5.00%, 12/15/17	40	43
5.00%, 10/15/18	6	6
5.00%, 11/15/18	5	5
5.00%, 01/15/19	118	126
5.00%, 03/15/33	7	8
5.00%, 04/15/33	5	6
5.00%, 06/15/33	30	33
5.00%, 04/15/38	261	288
4.50%, 02/15/20	159	168
Total U.S. Government Mortgage-Backed Obligations (Cost $27,221 (000))		28,762
U.S. Government Agency Obligations — 6.9%
FFCB
5.54%, 11/07/16	1,500	1,632
4.45%, 06/01/15	2,500	2,533
FHLB
5.00%, 12/09/16	1,000	1,080
FNMA
2.63%, 09/06/24	5,000	5,270
2.50%, 04/25/31	2,996	3,024
2.00%, 06/25/30	3,697	3,770
2.00%, 08/25/36	1,475	1,474
Total U.S. Government Agency Obligations (Cost $18,115 (000))		18,783

Description	Shares/Face Amount (000)	Value (000)
Registered Investment Company — 4.3%
Open-End Fund — 4.3%
BlackRock High Yield Portfolio, Institutional Class	1,471,677	$11,567
Total Open-End Fund		11,567
Total Registered Investment Company (Cost $12,053 (000))		11,567
Asset-Backed Security (A) — 1.1%
Ford Credit Floorplan Master Owner Trust
0.550%, 01/15/18	$3,000	3,001
Total Asset-Backed Security (Cost $3,000 (000))		3,001
U.S. Treasury Obligation — 2.0%
U.S. Treasury Note
2.380%, 08/15/24	5,000	5,311
Total U.S. Treasury Obligation (Cost $5,021 (000))		5,311
Cash Equivalent (C) — 2.3%
Federated Prime Obligations Fund, Cl I, 0.030%	6,139,993	6,140
Total Cash Equivalent (Cost $6,140 (000))		6,140
Total Investments — 99.4% (Cost $261,512 (000))		$268,850

Percentages are based on net assets of $270,346 (000).

(A)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2015.
(B)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. These securities have been determined to be liquid under guidelines established by the Board of Trustees. On January 31, 2015, the value of these securities amounted to $8,232 (000s), representing 3.1% of the net assets.
(C)	The rate reported is the 7-day effective yield as of January 31, 2015.

AGM — Assured Guaranty Municipal

Cl — Class

FFCB — Federal Farm Credit Bank

FHLB — Federal Home Loan Bank

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

MTN — Medium Term Note

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Value Fund

Description	Shares	Value (000)
Common Stock — 99.3%
Aerospace & Defense — 4.8%
Alliant Techsystems	20,000	$2,606
Northrop Grumman	17,000	2,668
Raytheon	30,000	3,002
Total Aerospace & Defense		8,276
Airlines — 1.3%
JetBlue Airways*	130,000	2,183
Total Airlines		2,183
Banks — 11.5%
Bank of New York Mellon	67,000	2,412
BB&T	76,000	2,682
Capital One Financial	33,000	2,416
Morgan Stanley	65,000	2,198
PNC Financial Services Group	35,000	2,959
SunTrust Banks	75,000	2,881
Synovus Financial	68,000	1,752
Wells Fargo	52,000	2,700
Total Banks		20,000
Chemicals — 2.1%
Dow Chemical	41,000	1,852
Eastman Chemical	25,000	1,772
Total Chemicals		3,624
Commercial Services — 2.2%
ADT	53,000	1,823
ManpowerGroup	28,000	2,041
Total Commercial Services		3,864
Computer & Electronics Retail — 1.5%
Best Buy	74,000	2,605
Total Computer & Electronics Retail		2,605
Computers & Services — 6.2%
Corning	125,000	2,971
Hewlett-Packard	80,000	2,890
Ingram Micro, Cl A*	108,000	2,720
Seagate Technology	40,000	2,258
Total Computers & Services		10,839
Containers & Packaging — 1.0%
Ball	27,000	1,710
Total Containers & Packaging		1,710

Description	Shares	Value (000)
Drug Retail — 3.0%
AmerisourceBergen, Cl A	20,000	$1,901
CVS Health	33,000	3,239
Total Drug Retail		5,140
Educational Services — 2.9%
Apollo Education Group, Cl A*	81,000	2,046
DeVry Education Group	70,000	2,969
Total Educational Services		5,015
Electrical Utilities — 3.3%
Great Plains Energy	110,000	3,253
NRG Energy	97,000	2,392
Total Electrical Utilities		5,645
Electronic Components & Equipment — 1.6%
Arrow Electronics*	49,000	2,697
Total Electronic Components & Equipment		2,697
Engineering Services — 1.4%
AECOM Technology*	95,000	2,415
Total Engineering Services		2,415
Financial Services — 4.6%
Ameriprise Financial	23,000	2,874
Discover Financial Services	41,000	2,229
NASDAQ OMX Group	63,000	2,873
Total Financial Services		7,976
Household Products — 1.0%
Stanley Black & Decker	19,000	1,779
Total Household Products		1,779
Insurance — 13.5%
ACE	25,000	2,699
Allstate	44,000	3,071
Chubb	26,000	2,545
Everest Re Group	16,000	2,742
HCC Insurance Holdings	49,000	2,614
Lincoln National	51,000	2,549
Reinsurance Group of America, Cl A	33,000	2,733
Travelers	17,000	1,748
Unum Group	86,000	2,671
Total Insurance		23,372

Schedules of Investments	January 31, 2015

Value Fund (concluded)

Description	Shares	Value (000)
Managed Health Care — 3.3%
Aetna	35,000	$3,213
UnitedHealth Group	24,000	2,550
Total Managed Health Care		5,763
Manufacturing — 3.7%
Eaton	38,000	2,397
Parker-Hannifin	15,000	1,747
SPX	28,000	2,340
Total Manufacturing		6,484
Medical Products & Services — 2.6%
Express Scripts Holding*	21,000	1,695
Universal Health Services, Cl B	28,000	2,871
Total Medical Products & Services		4,566
Metals & Mining — 1.3%
Steel Dynamics	128,000	2,181
Total Metals & Mining		2,181
Paper & Paper Products — 1.6%
Sonoco Products	64,000	2,829
Total Paper & Paper Products		2,829
Petroleum & Fuel Products — 5.3%
Denbury Resources	250,000	1,725
Devon Energy	32,000	1,929
Ensco, Cl A	60,000	1,682
Marathon Oil	81,000	2,155
National Oilwell Varco	33,000	1,796
Total Petroleum & Fuel Products		9,287
Petroleum Refining — 2.8%
Marathon Petroleum	30,000	2,778
Valero Energy	38,000	2,009
Total Petroleum Refining		4,787
Printing & Publishing — 1.7%
Xerox	220,000	2,897
Total Printing & Publishing		2,897
Retail — 7.4%
Bed Bath & Beyond*	23,000	1,720
Dick’s Sporting Goods	35,000	1,808
Foot Locker	53,000	2,821
GameStop, Cl A	50,000	1,762
Macy’s	47,000	3,002
Staples	102,000	1,739
Total Retail		12,852

Description	Shares	Value (000)
Semi-Conductors & Instruments — 1.6%
Intel	82,000	$2,709
Total Semi-Conductors & Instruments		2,709
Software & Services — 1.5%
AOL*	62,000	2,682
Total Software & Services		2,682
Telephones & Telecommunication — 1.5%
AT&T	80,000	2,633
Total Telephones & Telecommunication		2,633
Waste Management Services — 3.1%
Archer-Daniels-Midland	56,000	2,611
Ingredion	34,000	2,742
Total Waste Management Services		5,353
Total Common Stock (Cost $145,996 (000))		172,163
Cash Equivalent (A) — 0.8%
Federated Prime Obligations Fund, Cl I, 0.030%	1,440,256	1,440
Total Cash Equivalent (Cost $1,440 (000))		1,440
Total Investments — 100.1% (Cost $147,436 (000))		$173,603

Percentages are based on net assets of $173,464 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Growth Fund

Description	Shares	Value (000)
Common Stock — 97.8%
Airlines — 1.5%
Southwest Airlines	50,000	$2,259
Total Airlines		2,259
Automotive — 5.4%
AutoZone*	3,500	2,089
Gentex	114,000	1,903
O’Reilly Automotive*	11,000	2,061
PACCAR	31,000	1,863
Total Automotive		7,916
Banks — 4.3%
East West Bancorp	55,000	1,990
Signature Bank NY*	18,000	2,108
US Bancorp	51,000	2,138
Total Banks		6,236
Cable/Media — 1.3%
Comcast, Cl A	36,000	1,913
Total Cable/Media		1,913
Chemicals — 1.5%
PPG Industries	10,000	2,229
Total Chemicals		2,229
Commercial Services — 1.6%
Robert Half International	41,000	2,381
Total Commercial Services		2,381
Computers & Services — 12.9%
Alliance Data Systems*	7,000	2,022
Apple	19,000	2,226
ARRIS Group*	73,000	1,914
Cadence Design Systems*	120,000	2,159
F5 Networks*	19,000	2,121
Microsoft	50,000	2,020
PTC*	55,000	1,838
Western Digital	23,000	2,236
Zebra Technologies, Cl A*	27,000	2,253
Total Computers & Services		18,789
Consumer Electronics — 1.9%
Harman International Industries	21,000	2,722
Total Consumer Electronics		2,722

Description	Shares	Value (000)
Data Processing & Outsourced Services — 1.4%
Fiserv*	29,000	$2,103
Total Data Processing & Outsourced Services		2,103
E-Commerce — 1.5%
Expedia	25,000	2,148
Total E-Commerce		2,148
Entertainment — 4.6%
Electronic Arts*	47,000	2,578
Meredith	41,000	2,135
Time Warner	25,000	1,948
Total Entertainment		6,661
Environmental Services — 1.4%
Waste Management	41,000	2,109
Total Environmental Services		2,109
Financial Services — 5.8%
American Express	27,000	2,179
BlackRock, Cl A	6,000	2,043
Invesco	58,000	2,130
State Street	30,000	2,145
Total Financial Services		8,497
Food, Beverage & Tobacco — 1.6%
Constellation Brands, Cl A*	21,000	2,320
Total Food, Beverage & Tobacco		2,320
Home Improvement Retail — 1.3%
Home Depot	18,000	1,880
Total Home Improvement Retail		1,880
Hotels & Lodging — 3.0%
Marriott International, Cl A	29,000	2,160
Wyndham Worldwide	26,000	2,179
Total Hotels & Lodging		4,339
Household Products — 4.3%
Church & Dwight	27,000	2,185
Clorox	20,000	2,134
Snap-on	15,000	1,991
Total Household Products		6,310

Schedules of Investments	January 31, 2015

Growth Fund (concluded)

Description	Shares	Value (000)
Industrials — 3.0%
Carlisle	25,000	$2,242
Textron	52,000	2,213
Total Industrials		4,455
Information Technology — 2.9%
Oracle	50,000	2,095
VeriSign*	40,000	2,179
Total Information Technology		4,274
Insurance — 1.4%
Principal Financial Group	44,000	2,065
Total Insurance		2,065
Insurance Brokers — 2.9%
Aon	24,000	2,161
Marsh & McLennan	38,000	2,043
Total Insurance Brokers		4,204
Machinery — 1.4%
Illinois Tool Works	22,000	2,048
Total Machinery		2,048
Manufacturing — 1.4%
McCormick	29,000	2,070
Total Manufacturing		2,070
Medical Products & Services — 8.7%
Becton Dickinson and	15,000	2,071
Cigna	20,000	2,137
Gilead Sciences*	20,000	2,097
Medtronic	30,000	2,142
Thermo Fisher Scientific	17,000	2,128
Zimmer Holdings	19,000	2,130
Total Medical Products & Services		12,705
Paper & Paper Products — 1.5%
Packaging Corp of America	29,000	2,199
Total Paper & Paper Products		2,199
Petroleum & Fuel Products — 1.5%
Schlumberger	26,000	2,142
Total Petroleum & Fuel Products		2,142

Description	Shares	Value (000)
Pharmaceuticals — 2.8%
Actavis*	8,000	$2,132
Mylan*	37,000	1,967
Total Pharmaceuticals		4,099
Printing & Publishing — 1.6%
Deluxe	35,000	2,273
Total Printing & Publishing		2,273
Real Estate Investment Trust — 1.5%
Omega Healthcare Investors	51,000	2,237
Total Real Estate Investment Trust		2,237
Retail — 5.7%
Brinker International	35,000	2,045
Hanesbrands	19,000	2,116
L Brands	25,000	2,116
United Rentals*	24,000	1,988
Total Retail		8,265
Semi-Conductors & Instruments — 6.2%
Avago Technologies, Cl A	21,000	2,161
Micron Technology*	73,000	2,136
Skyworks Solutions	29,000	2,408
TE Connectivity	35,000	2,324
Total Semi-Conductors & Instruments		9,029
Total Common Stock (Cost $117,061 (000))		142,877
Cash Equivalent (A) — 5.8%
Federated Prime Obligations Fund, Cl I, 0.030%	8,525,116	8,525
Total Cash Equivalent (Cost $8,525 (000))		8,525
Total Investments — 103.6% (Cost $125,586 (000))		$151,402

Percentages are based on net assets of $146,130 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Burkenroad Small Cap Fund

Description	Shares	Value (000)
Common Stock — 97.8%
Aerospace & Defense — 1.2%
HEICO	150,000	$9,102
Total Aerospace & Defense		9,102
Airlines — 1.2%
Spirit Airlines *	120,000	8,897
Total Airlines		8,897
Automotive — 3.4%
Asbury Automotive Group*	120,000	8,905
CST Brands	206,897	8,918
Group 1 Automotive	90,000	7,235
Total Automotive		25,058
Banks — 9.5%
EverBank Financial	450,000	7,853
First Financial Bankshares	290,000	7,163
International Bancshares	340,000	7,653
Prosperity Bancshares	140,000	6,411
Renasant	290,000	7,586
Southside Bancshares	310,000	8,463
Synovus Financial	350,000	9,020
Trustmark	350,000	7,476
United Community Banks	520,000	9,105
Total Banks		70,730
Broadcasting, Newspapers and Advertising — 1.1%
Gray Television *	870,000	8,230
Total Broadcasting, Newspapers and Advertising		8,230
Chemicals — 1.2%
Axiall	200,000	8,850
Total Chemicals		8,850
Computer Software — 3.7%
Ebix	400,000	9,140
Manhattan Associates*	210,000	9,374
SolarWinds*	180,000	8,667
Total Computer Software		27,181
Computers & Services — 3.4%
ARRIS Group*	310,000	8,128
Cardtronics*	250,000	8,403
Sykes Enterprises*	390,000	8,783
Total Computers & Services		25,314

Description	Shares	Value (000)
Data Processing & Outsourced Services — 1.1%
FTI Consulting*	200,000	$8,134
Total Data Processing & Outsourced Services		8,134
Electrical Utilities — 2.4%
El Paso Electric	220,000	8,813
TECO Energy	440,000	9,385
Total Electrical Utilities		18,198
Electronic Components & Equipment — 2.2%
FARO Technologies*	150,000	8,302
Tech Data*	135,000	7,709
Total Electronic Components & Equipment		16,011
Entertainment — 2.2%
Carmike Cinemas*	270,000	7,471
Six Flags Entertainment	210,000	9,022
Total Entertainment		16,493
Financial Services — 0.6%
Cash America International	200,000	4,160
Total Financial Services		4,160
Food, Beverage & Tobacco — 5.6%
Cal-Maine Foods	240,000	8,412
Flowers Foods	430,000	8,411
Fresh Del Monte Produce	250,000	8,407
National Beverage*	390,000	8,479
Sanderson Farms	100,000	7,996
Total Food, Beverage & Tobacco		41,705
Gas & Natural Gas — 1.2%
Atmos Energy	160,000	9,106
Total Gas & Natural Gas		9,106
Hotels & Lodging — 3.6%
Interval Leisure Group	376,000	8,678
La Quinta Holdings*	420,000	8,539
Marriott Vacations Worldwide	120,000	9,180
Total Hotels & Lodging		26,397
Household Products — 1.2%
Helen of Troy*	120,000	9,026
Total Household Products		9,026

Schedules of Investments	January 31, 2015

Burkenroad Small Cap Fund (concluded)

Description	Shares	Value (000)
Insurance — 8.4%
American National Insurance	80,000	$8,323
Amerisafe	220,000	8,954
HCC Insurance Holdings	170,000	9,068
HCI Group	200,000	9,242
Infinity Property & Casualty	120,000	8,432
Primerica	170,000	8,439
United Insurance Holdings	400,000	9,772
Total Insurance		62,230
Machinery — 2.1%
Alamo Group	170,000	7,658
Sun Hydraulics	215,000	7,792
Total Machinery		15,450
Medical Products & Services — 7.8%
Computer Programs & Systems	140,000	6,896
Cyberonics*	150,000	8,336
ExamWorks Group*	220,000	8,131
Greatbatch*	190,000	9,226
HealthSouth	220,000	9,702
MedAssets*	370,000	6,849
US Physical Therapy	225,000	8,728
Total Medical Products & Services		57,868
Paper & Paper Products — 3.5%
Graphic Packaging Holding*	640,000	9,267
Neenah Paper	155,000	8,894
Schweitzer-Mauduit International	200,000	7,772
Total Paper & Paper Products		25,933
Petroleum & Fuel Products — 8.7%
Exterran Holdings	210,000	5,693
Forum Energy Technologies*	390,000	6,025
Helix Energy Solutions Group*	370,000	6,945
Newpark Resources*	840,000	7,258
Oil States International*	160,000	6,571
RPC	490,000	6,110
SEACOR Holdings*	100,000	7,195
Superior Energy Services	400,000	8,000
Tesco	450,000	4,608
VAALCO Energy*	1,140,000	6,316
Total Petroleum & Fuel Products		64,721
Petroleum Refining — 2.0%
Alon USA Energy	570,000	6,885
Western Refining	220,000	8,169
Total Petroleum Refining		15,054

Description	Shares	Value (000)
Real Estate Investment Trusts — 3.3%
EastGroup Properties	130,000	$8,403
Lamar Advertising, Cl A	160,000	8,963
St. Joe*	420,000	6,787
Total Real Estate Investment Trusts		24,153
Retail — 8.6%
Brinker International	150,000	8,764
Hibbett Sports*	190,000	8,938
MarineMax*	450,000	11,479
Mattress Firm Holding*	130,000	7,491
Pool	150,000	9,332
Popeyes Louisiana Kitchen*	160,000	9,187
Ruth’s Hospitality Group	620,000	9,002
Total Retail		64,193
Semi-Conductors & Instruments — 5.2%
Benchmark Electronics*	350,000	8,480
Cirrus Logic*	360,000	9,540
Diodes*	330,000	8,722
Freescale Semiconductor*	365,000	11,713
Total Semi-Conductors & Instruments		38,455
Telecommunication Services — 0.5%
Premiere Global Services*	422,000	3,731
Total Telecommunication Services		3,731
Transportation Services — 2.9%
Ryder System	95,000	7,865
Saia*	170,000	7,159
Trinity Industries	260,000	6,882
Total Transportation Services		21,906
Total Common Stock (Cost $620,196 (000))		726,286
Cash Equivalent (A) — 2.4%
Federated Prime Obligations Fund, Cl I, 0.030%	18,048,911	18,049
Total Cash Equivalent (Cost $18,049 (000))		18,049
Total Investments — 100.2% (Cost $638,245 (000))		$744,335

Percentages are based on net assets of $742,621 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

U.S. Small Cap Fund

Description	Shares	Value (000)
Common Stock — 99.7%
Automotive — 3.4%
Dana Holding	6,690	$140
Gentex	8,500	142
Total Automotive		282
Banks — 6.6%
BancFirst	2,390	138
City Holding	3,120	132
East West Bancorp	3,700	134
Signature Bank NY*	1,260	148
Total Banks		552
Casinos & Gaming — 1.8%
Boyd Gaming*	11,130	145
Total Casinos & Gaming		145
Chemicals — 4.2%
Albemarle	2,090	101
Minerals Technologies	1,690	110
Olin	5,605	141
Total Chemicals		352
Computers & Services — 5.0%
ARRIS Group*	4,905	129
Global Payments	1,730	151
Synaptics*	1,790	137
Total Computers & Services		417
Consumer Products — 1.3%
Deckers Outdoor*	1,635	108
Total Consumer Products		108
Data Processing & Outsourced Services — 3.3%
Exponent	1,720	138
On Assignment*	3,990	140
Total Data Processing & Outsourced Services		278
Drugs — 3.1%
Lannett*	2,880	136
Prestige Brands Holdings*	3,670	126
Total Drugs		262
Electrical Components & Equipment — 1.6%
Littelfuse	1,370	135
Total Electrical Components & Equipment		135

Description	Shares	Value (000)
Electrical Utilities — 3.1%
Dynegy*	4,775	$130
Pinnacle West Capital	1,860	131
Total Electrical Utilities		261
Financial Services — 4.6%
Encore Capital Group*	3,440	128
Legg Mason	2,630	146
PRA Group*	2,230	110
Total Financial Services		384
Food, Beverage & Tobacco — 3.0%
Cal-Maine Foods	3,180	111
Vector Group	5,970	134
Total Food, Beverage & Tobacco		245
Gas & Natural Gas — 3.1%
Equities Midstream Partners	1,490	126
UGI	3,570	132
Total Gas & Natural Gas		258
Home Furnishings — 1.5%
Leggett & Platt	2,980	127
Total Home Furnishings		127
Insurance — 18.1%
American Equity Investment Life Holding	5,140	131
Amerisafe	3,380	138
AmTrust Financial Services	2,730	138
CNO Financial Group	8,580	133
FBL Financial Group, Cl A	2,420	126
Hanover Insurance Group	2,060	142
Maiden Holdings	10,400	130
PartnerRe	1,357	155
Primerica	2,555	127
Reinsurance Group of America, Cl A	1,830	152
RenaissanceRe Holdings	1,380	132
Total Insurance		1,504
Machinery — 4.9%
Alamo Group	3,120	141
Kadant	3,360	133
Woodward	2,935	131
Total Machinery		405

Schedules of Investments	January 31, 2015

U.S. Small Cap Fund (concluded)

Description	Shares	Value (000)
Medical Products & Services — 5.4%
Centene*	1,440	$157
Repligen*	5,760	140
United Therapeutics*	1,090	154
Total Medical Products & Services		451
Metal Fabricating — 1.4%
Worthington Industries	3,920	117
Total Metal Fabricating		117
Metals & Mining — 1.6%
Handy & Harman*	2,980	135
Total Metals & Mining		135
Office Furniture & Fixtures — 3.4%
Anixter International*	1,720	130
United Stationers	3,735	150
Total Office Furniture & Fixtures		280
Petroleum Refining — 1.0%
Green Plains	3,620	85
Total Petroleum Refining		85
Printing & Publishing — 3.6%
Deluxe	2,175	141
Multi-Color	2,680	156
Total Printing & Publishing		297
Retail — 4.6%
Brown Shoe	4,220	120
Outerwall*	1,970	122
Papa John’s International	2,210	140
Total Retail		382
Semi-Conductors & Instruments — 6.7%
Ambarella*	2,470	137
FEI	1,540	127
OmniVision Technologies*	5,675	153
Qorvo*	1,910	141
Total Semi-Conductors & Instruments		558
Telephones & Telecommunication — 1.8%
IDT, Cl B	7,065	151
Total Telephones & Telecommunication		151

Description	Shares	Value (000)
Transportation Services — 1.6%
Matson	3,790	$132
Total Transportation Services		132
Total Common Stock (Cost $8,145 (000))		8,303
Cash Equivalent (A) — 1.4%
Federated Prime Obligations Fund, Cl I, 0.030%	117,000	117
Total Cash Equivalent (Cost $117 (000))		117
Total Investments — 101.1% (Cost $8,262 (000))		$8,420

Percentages are based on net assets of $8,331 (000).

*	Non-income producing security.
(A)	The rate reported is the 7-day effective yield as of January 31, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Quantitative Long/Short Fund

Description	Shares	Value (000)
Common Stock — 76.8%
Aerospace & Defense — 2.4%
General Dynamics (1)	5,790	$771
Huntington Ingalls Industries	7,690	897
Northrop Grumman (1)	5,910	927
Total Aerospace & Defense		2,595
Airlines — 1.1%
Southwest Airlines (1)	27,380	1,237
Total Airlines		1,237
Automotive — 1.5%
Gentex	45,480	759
O’Reilly Automotive*	4,460	836
Total Automotive		1,595
Banks — 2.1%
East West Bancorp (1)	19,410	702
M&T Bank	2,620	297
Pinnacle Financial Partners	14,880	535
Wells Fargo (1)	15,240	791
Total Banks		2,325
Cable/Media — 2.1%
Cablevision Systems, Cl A (1)	38,690	732
Comcast, Cl A (1)	14,760	784
Time Warner Cable (1)	5,660	771
Total Cable/Media		2,287
Commercial Services — 0.7%
Regis*	49,290	776
Total Commercial Services		776
Computers & Services — 4.8%
Apple (1)	6,920	811
Broadridge Financial Solutions	18,379	882
Cisco Systems	22,100	583
EMC (1)	27,980	725
Fidelity National Information Services (1)	12,990	811
Hewlett-Packard (1)	23,460	848
Microsoft	13,570	548
Total Computers & Services		5,208
Containers & Packaging — 0.7%
Ball (1)	12,470	790
Total Containers & Packaging		790

Description	Shares	Value (000)
Diversified Support Services — 0.8%
Cintas (1)	11,430	$900
Total Diversified Support Services		900
Drug Retail — 0.8%
CVS Health (1)	8,440	828
Total Drug Retail		828
Electrical Utilities — 2.4%
Entergy (1)	10,000	875
UIL Holdings	17,860	821
Vectren (1)	18,570	890
Total Electrical Utilities		2,586
Entertainment & Gaming — 0.9%
Take-Two Interactive Software*	31,430	934
Total Entertainment & Gaming		934
Financial Services — 1.1%
American Express	3,810	307
FXCM, Cl A	16,610	37
NASDAQ OMX Group	17,790	811
Total Financial Services		1,155
Food, Beverage & Tobacco — 4.0%
ConAgra Foods	22,500	797
Kroger (1)	14,600	1,008
Reynolds American	13,330	906
SpartanNash	33,810	871
Tyson Foods, Cl A	19,170	748
Total Food, Beverage & Tobacco		4,330
Gas & Natural Gas — 1.4%
Northwest Natural Gas	15,480	773
UGI (1)	21,825	807
Total Gas & Natural Gas		1,580
Household Products — 1.6%
Clorox	8,450	902
Newell Rubbermaid	22,620	834
Total Household Products		1,736
Insurance — 9.0%
ACE	7,140	771
Alleghany*	1,550	685
Allstate (1)	12,040	840
Aspen Insurance Holdings	19,500	845

Schedules of Investments	January 31, 2015

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Insurance (continued)
Everest Re Group	4,560	$781
HCC Insurance Holdings	15,990	853
Infinity Property & Casualty	11,240	790
Navigators Group*	11,430	848
Progressive (1)	30,600	794
Reinsurance Group of America, Cl A (1)	8,570	710
Selective Insurance Group	10,870	281
Travelers (1)	7,940	816
XL Group, Cl A (1)	22,980	793
Total Insurance		9,807
Managed Health Care — 2.4%
Aetna (1)	9,580	880
Humana (1)	5,770	845
UnitedHealth Group (1)	8,450	898
Total Managed Health Care		2,623
Medical Products & Services — 10.0%
Anthem (1)	7,490	1,011
Becton Dickinson and (1)	5,830	805
Charles River Laboratories International*	12,620	875
Cigna (1)	8,060	861
CR Bard (1)	4,860	831
Express Scripts Holding*	10,060	812
ICU Medical*,(1)	10,000	836
Medtronic (1)	11,430	816
Omnicare	11,690	877
Stryker (1)	6,430	585
Teleflex	6,430	704
Universal Health Services, Cl B (1)	7,740	794
VCA*	19,290	1,005
Total Medical Products & Services		10,812
Paper & Paper Products — 2.5%
Clearwater Paper*	12,120	897
Packaging Corp of America (1)	12,030	912
Sonoco Products	19,590	866
Total Paper & Paper Products		2,675
Petroleum Refining — 0.9%
Tesoro	11,410	933
Total Petroleum Refining		933
Pharmaceuticals — 3.1%
Abbott Laboratories	18,160	813
Johnson & Johnson (1)	8,135	814

Description	Shares	Value (000)
Pharmaceuticals (continued)
Merck (1)	14,880	$897
Pfizer	27,030	845
Total Pharmaceuticals		3,369
Real Estate Investment Trust — 6.4%
Acadia Realty Trust	23,360	845
Associated Estates Realty	36,670	913
Equity Residential	10,810	839
National Retail Properties (1)	19,410	832
Post Properties	14,290	868
Prologis	19,600	885
Simon Property Group	4,640	922
Weingarten Realty Investors	23,980	899
Total Real Estate Investment Trust		7,003
Retail — 8.9%
Bed Bath & Beyond*	11,550	864
Buckle	14,530	738
Cato, Cl A	21,040	892
Darden Restaurants	14,290	877
DineEquity	8,450	902
Dollar Tree*	12,100	860
Fossil Group* (1)	7,740	757
Kohl’s	12,740	761
Lowe’s	12,570	852
PetSmart	4,760	389
Ross Stores	9,290	852
Zumiez*	24,070	897
Total Retail		9,641
Semi-Conductors & Instruments — 1.4%
Broadcom, Cl A (1)	19,160	813
Intel (1)	22,500	743
Total Semi-Conductors & Instruments		1,556
Systems Software — 0.5%
Symantec	23,100	572
Total Systems Software		572
Telephones & Telecommunication — 2.3%
Atlantic Telegraph-Network (1)	12,620	838
CenturyLink (1)	20,950	779
Frontier Communications	127,400	856
Total Telephones & Telecommunication		2,473
Waste Management Services — 0.7%
Archer-Daniels-Midland (1)	15,950	744
Total Waste Management Services		744

Schedules of Investments

Quantitative Long/Short Fund (continued)

Description	Shares	Value (000)
Wholesale — 0.3%
Owens & Minor	9,371	$321
Total Wholesale		321
Total Common Stock (Cost $74,742 (000))		83,391
Cash Equivalents (A) — 42.0%
AIM Short-Term Investment Money Market, 0.020%	15,779,555	15,780
Federated Prime Obligations Fund, Cl I, 0.030%	15,761,950	15,762
SEI Daily Income Trust, Prime Obligation Fund, Cl A, 0.010%	14,056,144	14,056
Total Cash Equivalents (Cost $45,598 (000))		45,598
Total Investments — 118.8% (Cost $120,340 (000))		128,989
Securities Sold Short — (6.3)%
Common Stock — (6.3)%
Aerospace & Defense — (0.1)%
Kratos Defense & Security Solutions*	(24,000)	(117)
Total Aerospace & Defense		(117)
Automotive — (0.1)%
Pep Boys-Manny Moe & Jack*	(12,370)	(104)
Total Automotive		(104)
Banks — (0.3)%
Banc of California	(10,610)	(109)
Flagstar Bancorp*	(7,640)	(109)
Hilltop Holdings*	(6,030)	(109)
Total Banks		(327)
Building & Construction — (0.5)%
LGI Homes*	(7,790)	(103)
MDC Holdings	(4,540)	(113)
Meritage Homes*	(3,410)	(124)
Standard Pacific*	(16,470)	(116)
William Lyon Homes, Cl A*	(5,920)	(113)
Total Building & Construction		(569)
Computer Software — (0.1)%
PROS Holdings*	(4,620)	(112)
Total Computer Software		(112)

Description	Shares	Value (000)
Computers & Services — (0.2)%
Extreme Networks*	(34,290)	$ (101)
Stratasys*	(1,460)	(116)
Total Computers & Services		(217)
Drugs — (0.1)%
Theravance	(5,000)	(56)
Total Drugs		(56)
E-Commerce — (0.2)%
Shutterfly*	(2,870)	(126)
zulily, Cl A*	(5,130)	(95)
Total E-Commerce		(221)
Energy-Alternate Sources — (0.1)%
Pattern Energy Group, Cl A	(4,840)	(141)
Total Energy-Alternate Sources		(141)
Engineering Services — (0.1)%
Tutor Perini*	(5,000)	(108)
Total Engineering Services		(108)
Entertainment — (0.1)%
SFX Entertainment*	(27,150)	(90)
Total Entertainment		(90)
Financial Services — (0.1)%
Main Street Capital	(4,050)	(117)
Total Financial Services		(117)
Gas & Natural Gas — (0.8)%
Crestwood Midstream Partners	(7,850)	(120)
GasLog	(6,060)	(106)
Genesis Energy	(2,830)	(123)
Martin Midstream Partners	(4,420)	(133)
NGL Energy Partners	(4,280)	(121)
Tesoro Logistics	(2,050)	(113)
Williams	(2,700)	(118)
Total Gas & Natural Gas		(834)
Machinery — (0.2)%
Donaldson	(3,180)	(116)
NN	(5,850)	(135)
Total Machinery		(251)

Schedules of Investments	January 31, 2015

Quantitative Long/Short Fund (concluded)

Description	Shares	Value (000)
Manufacturing — (0.2)%
Boulder Brands*	(10,850)	$(109)
Franklin Electric	(3,210)	(110)
Total Manufacturing		(219)
Medical Products & Services — (0.2)%
Epizyme*	(6,310)	(121)
Wright Medical Group*	(4,470)	(109)
Total Medical Products & Services		(230)
Metals & Mining — (0.5)%
Agnico Eagle Mines	(4,790)	(162)
Goldcorp	(6,330)	(152)
Horsehead Holding*	(7,590)	(102)
Newmont Mining	(6,180)	(155)
Total Metals & Mining		(571)
Petroleum & Fuel Products — (0.8)%
Atwood Oceanics	(4,230)	(121)
CSI Compressco LP	(8,330)	(119)
Gulfport Energy*	(2,870)	(111)
Halcon Resources*	(68,180)	(95)
Memorial Production Partners	(7,780)	(134)
Rosetta Resources*	(5,590)	(95)
SM Energy	(3,280)	(124)
TETRA Technologies*	(19,110)	(94)
Total Petroleum & Fuel Products		(893)
Petroleum Refining — (0.1)%
Calumet Specialty Products Partners	(5,320)	(134)
Total Petroleum Refining		(134)
Real Estate Investment Trust — (0.5)%
Altisource Residential	(6,170)	(111)
Ares Commercial Real Estate	(10,400)	(125)
ARMOUR Residential	(32,520)	(108)
Parkway Properties	(6,490)	(119)
Total Real Estate Investment Trust		(463)
Real Estate Oper/Develop — (0.1)%
Howard Hughes*	(930)	(121)
Total Real Estate Oper/Develop		(121)

Description	Shares	Value (000)
Retail — (0.6)%
Aeropostale*	(49,790)	$ (122)
Beacon Roofing Supply*	(4,350)	(103)
Chuy’s Holdings*	(6,090)	(130)
Conn’s*	(6,310)	(99)
Men’s Wearhouse	(2,760)	(128)
Total Retail		(582)
Semi-Conductors & Instruments — (0.1)%
Applied Micro Circuits*	(18,400)	(97)
Total Semi-Conductors & Instruments		(97)
Transportation Services — (0.2)%
Navios Maritime Holdings	(30,300)	(110)
Navistar International*	(3,570)	(105)
Total Transportation Services		(215)
Total Common Stock (Proceeds $(7,145))		(6,789)
Total Securities Sold Short — (6.3)% (Proceeds $(7,145))		$(6,789)

Percentages are based on net assets of $108,566 (000).

*	Non-income producing security.
(1)	All or a portion of this security has been held in a segregated account as collateral for securities sold short.
(A)	The rate reported is the 7-day effective yield as of January 31, 2015.

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified International Fund

Description	Shares	Value (000)
Common Stock — 96.9%
Australia — 1.3%
BHP Billiton ADR	131,414	$6,088
Total Australia		6,088
Austria — 4.7%
Conwert Immobilien Invest (A)	372,566	4,329
Erste Group Bank (A)	251,407	5,435
Schoeller-Bleckmann Oilfield Equipment (A)	104,020	6,144
Voestalpine (A)	192,574	6,850
Total Austria		22,758
Bermuda — 3.0%
Everest Re Group	83,997	14,395
Total Bermuda		14,395
Brazil — 3.2%
Banco Bradesco ADR	405,717	5,063
Banco do Brasil	582,600	4,484
Qualicorp*	592,600	5,862
Total Brazil		15,409
Canada — 0.9%
Rogers Communications, Cl B	116,511	4,151
Total Canada		4,151
China — 8.4%
Anhui Conch Cement, Cl H (A)	2,161,000	7,233
China Oilfield Services, Cl H (A)	4,715,200	7,755
China Shipping Container Lines, Cl H (A)*	13,452,000	4,221
Industrial & Commercial Bank of China, Cl H (A)	8,400,000	5,989
Mindray Medical International ADR	256,976	7,031
Weichai Power, Cl H (A)	2,146,400	8,490
Total China		40,719
Colombia — 1.1%
Bancolombia ADR	117,866	5,454
Total Colombia		5,454
Czech Republic — 1.0%
Komercni Banka (A)	24,386	4,959
Total Czech Republic		4,959

Description	Shares	Value (000)
France — 2.7%
Societe Generale (A)	148,972	$5,974
Sodexo (A)	71,397	7,074
Total France		13,048
Hong Kong — 2.3%
Orient Overseas International (A)	1,694,700	11,054
Total Hong Kong		11,054
India — 5.0%
HDFC Bank ADR	199,724	11,380
ICICI Bank ADR	1,082,825	13,005
Total India		24,385
Indonesia — 1.0%
Indofood Sukses Makmur (A)	8,000,000	4,755
Total Indonesia		4,755
Ireland — 7.5%
ICON*	311,600	17,574
Shire (A)	260,241	18,941
Total Ireland		36,515
Japan — 8.4%
Denso (A)	333,300	14,741
Hitachi (A)	1,192,000	8,999
Nippon Steel & Sumitomo Metal (A)	2,669,000	6,236
Secom (A)	185,600	10,770
Total Japan		40,746
Netherlands — 3.4%
Core Laboratories	117,528	10,901
Royal Dutch Shell, Cl A (A)	175,648	5,337
Total Netherlands		16,238
Norway — 6.4%
DNB (A)	816,935	11,799
Norsk Hydro (A)	1,414,910	8,289
StatoilHydro ADR	374,611	6,293
Subsea 7 (A)	534,097	4,529
Total Norway		30,910
Panama — 2.5%
Carnival	271,187	11,921
Total Panama		11,921

Schedules of Investments	January 31, 2015

Diversified International Fund (concluded)

Description	Shares	Value (000)
Singapore — 2.9%
DBS Group Holdings (A)	569,000	$8,294
United Industrial (A)	2,155,900	5,612
Total Singapore		13,906
South Korea — 4.2%
Hyundai Mobis (A)	34,168	7,724
POSCO (A)	24,969	5,800
Samsung Electronics (A)	5,297	6,576
Total South Korea		20,100
Spain — 2.8%
Amadeus IT Holding, Cl A (A)	343,180	13,744
Total Spain		13,744
Sweden — 2.1%
Getinge, Cl B (A)	421,338	10,387
Total Sweden		10,387
Switzerland — 6.6%
Credit Suisse Group ADR	243,157	5,116
Novartis ADR	141,494	13,782
Roche Holding (A)	49,341	13,271
Total Switzerland		32,169
Taiwan — 2.7%
Advanced Semiconductor
Engineering (A)	10,503,000	13,189
Total Taiwan		13,189
Turkey — 3.2%
Akbank (A)	2,144,280	7,834
Turkiye Garanti Bankasi (A)	1,803,272	7,605
Total Turkey		15,439
United Kingdom — 9.6%
ARM Holdings ADR	441,789	20,694
Diageo (A)	413,209	12,196
HSBC Holdings (A)	582,476	5,314
Rio Tinto ADR	189,670	8,371
Total United Kingdom		46,575
Total Common Stock (Cost $425,261 (000))		469,014

Description	Shares	Value (000)
Cash Equivalents (B) — 3.8%
Dreyfus Government Cash Management, 0.000%	1,543,826	$1,544
Federated Prime Obligations Fund, Cl I, 0.030%	17,063,768	17,064
Total Cash Equivalents (Cost $18,608 (000))		18,608
Total Investments — 100.7% (Cost $443,869 (000))		$487,622

Percentages are based on net assets of $484,230 (000).

(A)	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market price movements. The total market value of such securities as of January 31, 2015, was $297,449 (000) and represented 61.4% of net assets.
(B)	Rate shown is the 7-day effective yield as of January 31, 2015.

ADR — American Depositary Receipt

Cl — Class

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Louisiana Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 94.9%
Alabama — 3.3%
Birmingham Water Works Board, Ser A, RB Callable 01/01/22 @ 100
3.875%, 01/01/32	$335	$349
Total Alabama		349
Louisiana — 90.9%
Central Community School System, GO Callable 03/01/24 @ 100
4.000%, 03/01/30	150	163
Callable 03/01/24 @ 100
4.000%, 03/01/31	250	271
City of Baton Rouge, Ser A-2, RB, AGM Callable 08/01/18 @ 100
4.250%, 08/01/32	100	108
Desoto Parish School Board, RB Callable 05/01/22 @ 100
3.500%, 05/01/32	370	384
Iberia Parishwide School District, GO Callable 03/01/24 @ 100
3.750%, 03/01/33	525	564
Lafayette, Consolidated Government, RB Callable 11/01/20 @ 100
4.750%, 11/01/35	200	225
Lafayette, Parish Law Enforcement District, Limited Tax, GO Callable 03/01/22 @ 100
3.250%, 03/01/32	280	290
Louisiana State, Gas & Fuels Tax Project, Ser B, RB Callable 05/01/20 @ 100
5.000%, 05/01/37	165	190
Louisiana State, Transportation Authority, Ser A, RB Callable 08/15/23 @ 100
4.500%, 08/15/43	350	383
Louisiana State, University & Agricultural & Mechanical College, Auxiliary, Ser A, RB Callable 07/01/20 @ 100
5.000%, 07/01/35	100	116
Louisiana, Local Government Environmental Faciilities & Community Development Authority, Livingston Parish-N Park Project, RB, AGM Callable 10/01/24 @ 100
3.600%, 10/01/29	350	365
Louisiana, Local Government Environmental Facilities & Community Development Authority, BRCC Facilities Corp. Project, RB Callable 12/01/21 @ 100
4.125%, 12/01/32	750	808

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Local Government Environmental Facilities & Community Development Authority, East Ascension Consolidation Project, RB, AMBAC Callable 06/01/17 @ 100
4.500%, 12/01/47	$150	$151
Louisiana, Local Government Environmental Facilities & Community Development Authority, Jefferson Parish Project, Ser A, RB Callable 04/01/19 @ 100
5.375%, 04/01/31	100	116
Louisiana, Local Government Environmental Facilities & Community Development Authority, Livingston Parish Courthouse Project, RB, AGM Callable 09/01/21 @ 100
4.625%, 09/01/41	300	322
Louisiana, Local Government Environmental Facilities & Community Development Authority, Nicholls State University Student Project, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/41	325	369
Louisiana, Local Government Environmental Facilities & Community Development Authority, Plaquemines Project, RB, AGM Callable 09/01/22 @ 100
4.000%, 09/01/37	500	521
Louisiana, Local Government Environmental Facilities & Community Development Authority, Southeastern Louisiana University Project, Ser A, RB, AGM Callable 10/01/20 @ 100
5.000%, 10/01/40	610	695
Louisiana, Local Government Environmental Facilities & Community Development Authority, Woman’s Hospital Foundation Project, Ser B, RB Callable 10/01/15 @ 100
6.000%, 10/01/40	125	129
Louisiana, Local Government Environmental Facilities & Community Development Authority, Youngsville Project, RB, AGM Callable 07/01/21 @ 100
4.900%, 07/01/41	175	193
Louisiana, Public Facilities Authority, Franciscan Missionaries Project, RB Callable 07/01/19 @ 100
6.750%, 07/01/39	200	244

Schedules of Investments	January 31, 2015

Louisiana Tax-Free Income Fund (concluded)

Description	Face Amount (000)	Value (000)
Louisiana (continued)
Louisiana, Public Facilities Authority, Nineteenth Judicial District Court Project, RB, NATL-RE Callable 06/01/17 @ 100 5.500%, 06/01/41	$25	$27
Louisiana, Public Facilities Authority, University of New Orleans Research & Technology Project, RB, NATL-RE , Pre-Refunded @ 100 5.250%, 09/01/16 (A)	100	108
Parish of Ascension Louisiana, RB, AGM Callable 04/01/18 @ 100 3.250%, 04/01/35	565	570
Plaquemines Parish, Ser A, RB Callable 03/01/20 @ 101 4.550%, 03/01/28	115	129
St. Charles Parish School District No. 1, GO Callable 03/01/22 @ 100 3.000%, 03/01/30	300	303
St. Martin Parish, School District Project, GO, AGM Callable 03/01/21 @ 100 5.000%, 03/01/31	100	115
St. Tammany Parish Hospital Service District No. 2, GO Callable 03/01/22 @ 100 3.125%, 03/01/32	260	268
St. Tammany Parish Road District No. 14, GO Callable 04/01/24 @ 100 3.750%, 04/01/34	275	295
Tangipahoa Parish, Water District Project, RB, AMBAC Callable 04/01/17 @ 100 4.375%, 04/01/47	350	358
Terrebonne Parish, Hospital Service District No. 1 Project, General Medical Center Project, RB Callable 04/01/20 @ 100 5.000%, 04/01/28	150	173
Terrebonne Parish, Sales & Use Tax Project, Ser ST, RB, AGM Callable 04/01/21 @ 100 5.250%, 04/01/36	100	116
Town of Livingston Louisiana, RB Callable 08/01/21 @ 100 5.300%, 08/01/41	250	272
Zachary Community School District No. 1, GO Callable 03/01/22 @ 100 3.500%, 03/01/32	200	209
Total Louisiana		9,550

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands — 0.7%
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Capital Project, Ser A-1, RB Callable 10/01/19 @ 100 5.000%, 10/01/39	$70	$75
Total Virgin Islands		75
Total Municipal Bonds (Cost $9,186 (000))		9,974
Cash Equivalent (B) — 4.0%
SEI Tax Exempt Trust, Institutional Tax Free Portfolio, Cl A, 0.030%	415,024	415
Total Cash Equivalent (Cost $415 (000))		415
Total Investments — 98.9% (Cost $9,601 (000))		$10,389

Percentages are based on net assets of $10,507 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

GO — General Obligation

NATL-RE — National Public Finance Guarantee Corporation

RB — Revenue Bond

Ser — Series

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Mississippi Tax-Free Income Fund

Description	Face Amount (000)	Value (000)
Municipal Bonds — 97.1%
District of Columbia — 0.6%
Washington Convention & Sports Authority, Ser A, RB, AMBAC Callable 10/01/16 @ 100
4.500%, 10/01/30	$110	$116
Total District of Columbia		116
Mississippi — 93.4%
Canton Public School District, RB, COP Callable 09/01/20 @ 100
4.750%, 09/01/30	700	764
Clinton Public School District, GO Callable 10/01/21 @ 100
2.750%, 10/01/28	200	216
Jackson, State University Educational Building Project, Ser A-1, RB Callable 03/01/20 @ 100
5.000%, 03/01/34	1,145	1,316
Mississippi, Development Bank, Biloxi Project, Ser A, RB, AMBAC Callable 11/01/16 @ 100
4.650%, 11/01/27	940	999
Mississippi, Development Bank, Columbus Infrastructure Building Project, RB, AGM Callable 12/01/20 @ 100
4.500%, 12/01/30	100	116
Mississippi, Development Bank, Department of Corrections Project, Ser D, RB
5.000%, 08/01/19	200	231
Mississippi, Development Bank, Flowood Refunding Project, RB Callable 11/01/21 @ 100
4.125%, 11/01/31	950	1,050
Mississippi, Development Bank, Harrison County Coliseum Project, Ser A, RB
5.250%, 01/01/24	200	243
5.250%, 01/01/34	1,200	1,606
Mississippi, Development Bank, Hinds Community College District Project, RB, AGM Callable 10/01/19 @ 100
5.375%, 10/01/33	50	59
Mississippi, Development Bank, Hinds Community College Project, RB, AGM Callable 04/01/21 @ 100
5.125%, 04/01/41	400	451

Description	Face Amount (000)	Value (000)
Mississippi (continued)
Mississippi, Development Bank, Home Ownership Mortgage, Ser A, RB, GNMA, FNMA, FHLMC Callable 06/01/20 @ 100
4.550%, 12/01/31	$30	$32
Mississippi, Development Bank, Jackson Public School District Project, RB Callable 04/01/23 @ 100
5.000%, 04/01/28	575	672
Mississippi, Development Bank, Jackson Water & Sewer Project, RB, AGM Callable 09/01/22 @ 100
3.500%, 09/01/34	1,200	1,230
Mississippi, Development Bank, Jones County Junior College Project, RB, AGM Callable 03/01/19 @ 100
5.125%, 03/01/39	250	282
Callable 03/01/19 @ 100
5.000%, 03/01/33	75	84
Mississippi, Development Bank, Jones County Rest Home Project, RB, AGM Callable 04/01/21 @ 100
5.500%, 04/01/30	385	465
Callable 04/01/21 @ 100
5.250%, 04/01/27	305	363
Callable 04/01/21 @ 100
5.125%, 04/01/26	50	59
Mississippi, Development Bank, Lowndes County Industrial Development Project, RB, AGM , Pre-Refunded @ 100
5.000%, 07/01/17 (A)	450	498
Mississippi, Development Bank, Magnolia Regional Health Center Project, Ser A, RB
5.500%, 10/01/21	400	462
Mississippi, Development Bank, Marshall County Industrial Development Authority, RB Callable 01/01/22 @ 100
3.000%, 01/01/28	295	297
Mississippi, Development Bank, Pearl Capital Improvement Project, RB, AGM Callable 12/01/21 @ 100
4.000%, 12/01/31	605	648
Mississippi, Development Bank, Pearl River Community College Project, RB, AGM Callable 09/01/22 @ 100
3.375%, 09/01/36	900	904

Schedules of Investments	January 31, 2015

Mississippi Tax-Free Income Fund (concluded)

Description	Face Amount (000)	Value (000)
Mississippi (continued)
Mississippi, Development Bank, Tax Increment Financing Project, TA Callable 05/01/19 @ 100
4.500%, 05/01/24	$120	$134
Mississippi, Development Bank, Water & Sewer Project, RB, AGM Callable 03/01/22 @ 100
3.500%, 03/01/32	400	417
Mississippi, Development Bank, Water & Sewer Project, RB, AGM Callable 07/01/20 @ 100
5.250%, 07/01/30	230	270
Mississippi, State University Educational Building, RB Callable 08/01/21 @ 100
5.000%, 08/01/41	705	810
Oxford, School District, School Improvement Project, GO Callable 04/01/21 @ 100
4.500%, 04/01/31	500	564
State of Mississippi, Capital Improvement Project, Ser A, GO Callable 10/01/21 @ 100
4.000%, 10/01/36	900	973
Callable 10/01/21 @ 100
3.750%, 10/01/31	910	974
University of Mississippi Educational Building, Medical Center Educational Building, Ser A, RB Callable 06/01/22 @ 100
4.000%, 06/01/41	250	259
University of Mississippi Educational Building, Student Housing Construction Project, Ser I, RB Callable 10/01/16 @ 100
3.900%, 10/01/31	350	362
Total Mississippi		17,810
Virgin Islands — 3.1%
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Capital Project, Ser A-1, RB Callable 10/01/19 @ 100
5.000%, 10/01/39	350	373
Virgin Islands, Public Finance Authority, Matching Fund Loan Note Project, Ser A, RB Callable 10/01/20 @ 100
5.000%, 10/01/29	100	112

Description	Face Amount (000)/Shares	Value (000)
Virgin Islands (continued)
Virgin Islands, Public Finance Authority, Matching Fund Loan Project, Sub-Ser B, RB Callable 10/01/20 @ 100
5.250%, 10/01/29	$100	$113
Total Virgin Islands		598
Total Municipal Bonds (Cost $16,950 (000))		18,524
Cash Equivalent (B) — 1.8%
SEI Tax Exempt Trust, Institutional Tax Free Portfolio, Cl A, 0.020%	333,740	334
Total Cash Equivalent (Cost $334 (000))		334
Total Investments — 98.9% (Cost $17,284 (000))		$18,858

Percentages are based on net assets of $19,073 (000).

(A)	Pre-Refunded Security — The maturity date shown is the pre-refunded date.
(B)	The rate reported is the 7-day effective yield as of January 31, 2015.

AGM — Assured Guaranty Municipal

AMBAC — American Municipal Bond Assurance Corporation

Cl — Class

COP — Certificate of Participation

FHLMC — Federal Home Loan Mortgage Corporation

FNMA — Federal National Mortgage Association

GNMA — Government National Mortgage Association

GO — General Obligation

RB — Revenue Bond

Ser — Series

TA — Tax Allocation

The accompanying notes are an integral part of the financial statements.

Schedules of Investments

Diversified Income Fund

Description	Face Amount (000)	Value (000)
Corporate Bonds — 34.5%
Advertising — 1.0%
Visant
10.000%, 10/01/17	$750	$636
Total Advertising		636
Aerospace & Defense — 0.7%
Erickson
8.250%, 05/01/20	500	450
Total Aerospace & Defense		450
Automotive — 1.6%
American Axle & Manufacturing
6.625%, 10/15/22	500	534
Goodyear Tire & Rubber
6.500%, 03/01/21	500	537
Total Automotive		1,071
Broadcasting, Newspapers and Advertising — 1.4%
iHeartCommunications
10.000%, 01/15/18	500	435
9.000%, 12/15/19	500	487
Total Broadcasting, Newspapers and Advertising		922
Building & Construction — 1.9%
Beazer Homes USA
7.250%, 02/01/23	500	475
Cemex Finance (A)
9.375%, 10/12/22	500	550
K Hovnanian Enterprises (A)
7.250%, 10/15/20	250	257
Total Building & Construction		1,282
Casinos & Gambling — 0.8%
Boyd Gaming (A)
9.000%, 07/01/20	500	520
Total Casinos & Gambling		520
Chemicals — 2.1%
Cornerstone Chemical (A)
9.375%, 03/15/18	500	506
Hexion US Finance
6.625%, 04/15/20	500	470
Momentive Performance Materials
3.880%, 10/24/21	500	431
Total Chemicals		1,407

Description	Face Amount (000)	Value (000)
Computers & Services — 1.6%
First Data (A)
8.250%, 01/15/21	$500	$533
Interface Security Systems Holdings
9.250%, 01/15/18	500	501
Total Computers & Services		1,034
E-Commerce/Services — 0.6%
Mood Media (A)
9.250%, 10/15/20	500	388
Total E-Commerce/Services		388
Electrical Utilities — 0.8%
GenOn Energy
9.500%, 10/15/18	500	496
Total Electrical Utilities		496
Energy-Alternate Sources — 0.5%
Linc USA GP (A)
12.500%, 10/31/17	500	350
Total Energy-Alternate Sources		350
Entertainment — 1.6%
Golden Nugget Escrow (A)
8.500%, 12/01/21	500	498
MTR Gaming Group
11.500%, 08/01/19	500	541
Total Entertainment		1,039
Financial Services — 0.7%
Innovation Ventures (A)
9.500%, 08/15/19	500	494
Total Financial Services		494
Food, Beverage & Tobacco — 1.4%
Alliance One International
9.875%, 07/15/21	500	417
SUPERVALU
6.750%, 06/01/21	500	505
Total Food, Beverage & Tobacco		922
Gas & Natural Gas — 0.8%
Teekay
8.500%, 01/15/20	500	555
Total Gas & Natural Gas		555

Schedules of Investments	January 31, 2015

Diversified Income Fund (continued)

Description	Face Amount (000)	Value (000)
Health Care Services — 0.8%
IASIS Healthcare
8.375%, 05/15/19	$500	$524
Total Health Care Services		524
Household Products — 0.8%
Armored Autogroup
9.250%, 11/01/18	500	500
Total Household Products		500
Industrials — 0.8%
General Electric Capital (C) (D)
5.250%, 12/31/49	500	505
Total Industrials		505
Medical Products & Services — 3.4%
21st Century Oncology
8.875%, 01/15/17	450	454
Covenant Surgical Partners (A)
8.750%, 08/01/19	250	248
Kinetic Concepts
10.500%, 11/01/18	500	549
Lantheus Medical Imaging
9.750%, 05/15/17	500	475
Tenet Healthcare
6.000%, 10/01/20	500	541
Total Medical Products & Services		2,267
Metals & Mining — 1.4%
AK Steel
7.625%, 05/15/20	500	431
United States Steel
7.500%, 03/15/22	500	505
Total Metals & Mining		936
Paper & Related Products — 1.4%
Tembec Industries (A)
9.000%, 12/15/19	250	247
Verso Paper Holdings
11.750%, 01/15/19	750	689
Total Paper & Related Products		936
Petroleum & Fuel Products — 2.2%
Alpha Natural Resources (A)
7.500%, 08/01/20	500	235
Arch Coal (A)
8.000%, 01/15/19	500	210

Description	Face Amount (000)/Shares	Value (000)
Petroleum & Fuel Products (continued)
EXCO Resources
7.500%, 09/15/18	$500	$319
Peabody Energy
6.000%, 11/15/18	500	401
Quicksilver Resources (A) (C)
7.000%, 06/21/19	500	320
Total Petroleum & Fuel Products		1,485
Publishing — 0.8%
American Media
11.500%, 12/15/17	500	517
Total Publishing		517
Retail — 1.4%
Quiksilver (A)
7.875%, 08/01/18	500	452
Toys ‘R Us Property II
8.500%, 12/01/17	500	494
Total Retail		946
Semi-Conductors & Instruments — 0.7%
Advanced Micro Devices
7.750%, 08/01/20	500	476
Total Semi-Conductors & Instruments		476
Telephones & Telecommunication — 3.3%
Avaya (A)
9.000%, 04/01/19	500	508
Cequel Communications Holdings I (A)
6.375%, 09/15/20	250	260
Cincinnati Bell
8.750%, 03/15/18	218	224
8.375%, 10/15/20	125	131
Frontier Communications
8.750%, 04/15/22	495	562
Sprint Capital
6.900%, 05/01/19	500	508
Total Telephones & Telecommunication		2,193
Total Corporate Bonds (Cost $24,417 (000))		22,851
Registered Investment Companies — 31.8%
Exchange Traded Funds — 20.4%
Alerian MLP ETF	479,822	8,205
Market Vectors Preferred Securities ex Financials ETF	77,148	1,617
PowerShares Preferred Portfolio	93,677	1,392

Schedules of Investments

Diversified Income Fund (continued)

Description	Shares	Value (000)
Exchange Traded Funds (continued)
SPDR Wells Fargo Preferred Stock ETF	51,469	$2,307
Total Exchange Traded Funds		13,521
Open-End Funds — 11.4%
BlackRock Funds II — Floating Rate Income Portfolio	315,043	3,217
BlackRock High Yield Portfolio, Institutional Class	546,848	4,298
Total Open-End Funds		7,515
Total Registered Investment Companies (Cost $19,979 (000))		21,036
Preferred Stock — 16.4%
Banks — 2.2%
First Niagara Financial Group
8.625% (C) (D)	17,000	468
JPMorgan Chase
6.700% (D)	16,000	426
Wells Fargo
6.625% (C) (D)	20,000	556
Total Banks		1,450
Financial Services — 3.6%
Ally Financial
8.500% (C) (D)	19,000	501
Goldman Sachs Group
5.500% (C) (D)	20,000	498
Morgan Stanley
6.875% (C) (D)	20,000	539
PPL Capital Funding
5.900%, 04/30/2073	22,900	584
State Street
5.900% (C) (D)	10,000	264
Total Financial Services		2,386
Insurance — 4.9%
Aegon
6.375% (D)	22,170	570
Allstate
5.625% (D)	20,000	507
American Financial Group
5.750%, 08/25/2042	23,010	598
Amtrust Financial Services
6.750% (D)	20,000	492

Description	Shares	Value (000)
Insurance (continued)
Hartford Financial Services Group
7.875%, 04/15/2042 (C)	18,240	$556
Maiden Holdings North America
8.000%, 03/27/2042	19,000	499
Total Insurance		3,222
Petroleum & Fuel Products — 0.7%
Vanguard Natural Resources
7.750% (D)	20,000	432
Total Petroleum & Fuel Products		432
Pipelines — 0.8%
NuStar Logistics 7.625%,
01/15/2043 (C)	19,490	508
Total Pipelines		508
Real Estate Investment Trust — 1.5%
DDR
6.250% (D)	20,000	526
Digital Realty Trust
5.875% (D)	20,000	485
Total Real Estate Investment Trust		1,011
Telephones & Telecommunication — 2.0%
Qwest
7.000%, 04/01/52	13,141	344
6.125%, 06/01/2053	20,000	490
United States Cellular
7.250%, 12/01/2063	20,000	504
Total Telephones & Telecommunication		1,338
Transportation Services — 0.7%
Costamare
7.625% (D)	20,000	484
Total Transportation Services		484
Total Preferred Stock (Cost $10,692 (000))		10,831
Common Stock — 10.7%
Advertising Agencies — 0.1%
Harte-Hanks	8,885	65
Total Advertising Agencies		65
Banks — 1.2%
City Holding	1,720	73
First Financial Bancorp	4,204	70
National Penn Bancshares	7,020	68

Schedules of Investments	January 31, 2015

Diversified Income Fund (continued)

Description	Shares	Value (000)
Banks (continued)
NBT Bancorp	3,055	$70
New York Community Bancorp	4,733	73
Northwest Bancshares	5,960	70
People’s United Financial	5,108	72
TrustCo Bank NY	11,700	75
Trustmark	3,500	75
United Bankshares	2,444	83
Valley National Bancorp	7,081	64
Total Banks		793
Computers & Services — 0.1%
Comtech Telecommunications	2,369	78
Total Computers & Services		78
Containers & Packaging — 0.1%
Greif, Cl A	1,890	72
Total Containers & Packaging		72
Correctional Institutions — 0.1%
Corrections Corp of America	1,645	65
Total Correctional Institutions		65
E-Commerce — 0.2%
Nutrisystem	4,150	74
PetMed Express	5,610	88
Total E-Commerce		162
Electrical Utilities — 1.8%
Ameren	1,835	83
Avista	2,545	94
Consolidated Edison	1,350	93
Duke Energy	1,040	91
Entergy	1,083	95
Exelon	2,155	78
FirstEnergy	2,220	90
Hawaiian Electric Industries	3,090	106
Pinnacle West Capital	1,375	96
PPL	2,275	81
Public Service Enterprise	1,950	83
Southern	1,570	80
UIL Holdings	2,060	95
Total Electrical Utilities		1,165
Entertainment — 0.1%
Meredith	1,577	82
Total Entertainment		82

Description	Shares	Value (000)
Financial Services — 0.1%
Calamos Asset Management, Cl A	5,933	$74
Total Financial Services		74
Food, Beverage & Tobacco — 0.4%
Altria Group	1,978	105
Lorillard	1,400	92
Universal	1,343	54
Total Food, Beverage & Tobacco		251
Gas & Natural Gas — 0.3%
Laclede Group	1,665	89
Northwest Natural Gas	1,475	74
Total Gas & Natural Gas		163
Hotels & Lodging — 0.1%
Ryman Hospitality Properties	1,140	63
Total Hotels & Lodging		63
Insurance — 0.1%
Safety Insurance Group	1,349	84
Total Insurance		84
Medical Products & Services — 0.2%
Computer Programs & Systems	1,310	65
Ventas	820	65
Total Medical Products & Services		130
Paper & Paper Products — 0.1%
Schweitzer-Mauduit International	1,908	74
Total Paper & Paper Products		74
Petroleum & Fuel Products — 0.4%
Chevron	640	66
Diamond Offshore Drilling	1,557	49
Ensco, Cl A	2,780	78
Transocean	5,130	83
Total Petroleum & Fuel Products		276
Petroleum Refining — 0.1%
ConocoPhillips	1,069	67
Total Petroleum Refining		67
Pharmaceuticals — 0.1%
Pfizer	2,350	73
Total Pharmaceuticals		73

Schedules of Investments

Diversified Income Fund (concluded)

Description	Shares	Value (000)
Real Estate Investment Trust — 4.5%
Alexandria Real Estate Equities	680	$66
American Campus Communities	1,490	66
American Realty Capital Properties	6,530	61
Apartment Investment & Management, Cl A	1,620	65
BioMed Realty Trust	2,750	67
Boston Properties	450	62
Brandywine Realty Trust	3,860	64
Camden Property Trust	810	62
CBL & Associates Properties	3,130	65
Corporate Office Properties Trust	2,105	63
Digital Realty Trust	870	63
Duke Realty	3,085	67
EastGroup Properties	920	60
EPR Properties	1,070	70
Equity Commonwealth	2,305	61
Equity Residential	830	64
Geo Group	1,515	66
HCP	1,330	63
Health Care	785	64
Healthcare Realty Trust	2,225	67
Highwoods Properties	1,365	64
Home Properties	925	65
Hospitality Properties Trust	1,935	63
Kimco Realty	2,370	66
Kite Realty Group Trust	2,200	67
Lexington Realty Trust	5,410	62
Liberty Property Trust	1,685	68
Macerich	750	65
Mack-Cali Realty	3,170	62
Medical Properties Trust	4,435	68
Mid-America Apartment Communities	820	65
National Retail Properties	1,590	68
Omega Healthcare Investors	1,575	69
Piedmont Office Realty Trust, Cl A	3,180	62
Plum Creek Timber	1,450	65
Rayonier	2,240	66
Realty Income	1,315	71
Regency Centers	950	65
Retail Properties of America, Cl A	3,680	65
Senior Housing Properties Trust	2,660	62
Spirit Realty Capital	5,240	67
Sun Communities	1,020	69
UDR	1,920	64
Washington Real Estate Investment Trust	2,195	63
Weingarten Realty Investors	1,730	65
WP Carey	870	62
Total Real Estate Investment Trust		2,984

Description	Shares	Value (000)
Retail — 0.2%
Darden Restaurants	1,325	$81
Mattel	2,360	64
Total Retail		145
Telephones & Telecommunication — 0.4%
AT&T	2,105	69
CenturyLink	2,235	83
Verizon Communications	1,550	70
Total Telephones & Telecommunication		222
Total Common Stock (Cost $6,382 (000))		7,088
Cash Equivalent (B) — 6.5%
Federated Prime Obligations Fund, Cl I, 0.030%	4,312,685	4,313
Total Cash Equivalent (Cost $4,313 (000))		4,313
Total Investments — 99.9% (Cost $65,783 (000))		$66,119

Percentages are based on net assets of $66,165 (000).

(A)	144A — Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration normally to qualified institutions. These securities have been determined to be liquid under guidelines established by the Board of Trustees. On January 31, 2015, the value of these securities amounted to $6,576 (000s), representing 9.9% of the net assets.
(B)	The rate reported is the 7-day effective yield as of January 31, 2015.
(C)	Variable Rate Security — The rate reported is the rate in effect at January 31, 2015.
(D)	Perpetual Maturity

Cl — Class

ETF — Exchange Traded Fund

MLP — Master Limited Partnership

SPDR — Standard & Poor’s Depository Receipts

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1)	As of January 31, 2015

	Government Money Market Fund	Core Bond Fund
Assets:
Investments in securities at value (Cost $241,052 and $261,512, respectively)	$241,052	$268,850
Repurchase agreements at value (Cost $72,000 and $0, respectively)	72,000	—

Total investments at value	313,052	268,850

Receivable from Adviser	27	—
Accrued income	9	2,194
Receivable for capital shares sold	—	118
Prepaid expenses	6	16

Total Assets	313,094	271,178

Liabilities:
Payable for investment securities purchased	—	255
Payable for capital shares redeemed	—	363
Payable due to Investment Adviser	—	123
Shareholder servicing fees payable	—	9
Payable for distribution fees	—	1
Payable due to Administrator	—	14
Payable due to Custodian	14	13
Payable due to Transfer Agent	5	5
Income distribution payable	3	—
Chief Compliance Officer fees payable	1	1
Other accrued expenses	51	48

Total Liabilities	74	832

Net Assets	$313,020	$270,346

Net Assets:
Paid-in-Capital	$313,048	$263,814
Undistributed (distributions in excess of) net investment income	(3)	36
Accumulated net realized loss on investments	(25)	(842)
Net unrealized appreciation on investments	—	7,338

Net Assets	$313,020	$270,346

Institutional Class Shares:
Net Assets	$91,365	$226,763
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	91,371,426	13,799,717
Net Asset Value, Offering and Redemption Price Per Share	$1.00	$16.43

Institutional Sweep Class Shares:
Net Assets	$1,307	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,308,926	n/a
Net Asset Value Per Share	$1.00	n/a

Class A Shares:
Net Assets	$220,348	$41,348
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	220,364,366	2,521,703
Net Asset Value Per Share	$1.00	$16.40

Maximum Offering Price Per Share ($16.40 ÷ 96.00%)	n/a	$17.08

Class C Shares:
Net Assets	n/a	$2,235
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a	135,525
Net Asset Value, Offering and Redemption Price Per Share	n/a	$16.49

“n/a” designates that the Fund does not offer this class or the Fund does not impose a sales charge.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
Amounts	designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)

	Value Fund		Growth Fund	Burkenroad Small Cap Fund
Assets:
Investments in securities at value (Cost $147,436, $125,586 and $638,245 respectively)	$173,603		$151,402	$744,335
Receivable for capital shares sold	102		93	1,114
Reclaim receivable	24		—	—
Accrued income	172		76	115
Prepaid expenses	24		25	45

Total Assets	173,925		151,596	745,609

Liabilities:
Payable for investment securities purchased	—		4,895	—
Payable for capital shares redeemed	269		437	1,931
Payable due to Investment Adviser	125		97	619
Shareholder servicing fees payable	11		—	187
Payable due to Administrator	10		7	40
Payable due to Custodian	10		7	39
Payable due to Transfer Agent	5		5	3
Payable for distribution fees	1		—	35
Chief Compliance Officer fees payable	1		1	3
Other accrued expenses	29		17	131

Total Liabilities	461		5,466	2,988

Net Assets	$173,464		$146,130	$742,621

Net Assets:
Paid-in-Capital	$136,517		$114,597	$639,942
Undistributed net investment income (accumulated net investment loss)	458		6	(816)
Accumulated net realized gain (loss) on investments	10,322		5,711	(2,595)
Net unrealized appreciation on investments	26,167		25,816	106,090

Net Assets	$173,464		$146,130	$742,621

Institutional Class Shares:
Net Assets	$124,065		$116,313	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	4,936,303		5,892,279	n/a
Net Asset Value, Offering and Redemption Price Per Share	$25.13		$19.74	n/a

Class A Shares:
Net Assets	$48,230		$29,084	$691,396
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,929,780		1,538,862	12,751,205
Net Asset Value Per Share	$24.99		$18.90	$54.22

Maximum Offering Price Per Share ($24.99, $18.90, $54.22 ÷ 94.75%, respectively)	$26.37		$19.95	$57.22

Class C Shares:
Net Assets	$1,169		$733	n/a
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	48,360		45,171	n/a
Net Asset Value, Offering and Redemption Price Per Share	$24.16	*	$16.23	n/a

Class D Shares:
Net Assets	n/a		n/a	$51,225
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	n/a		n/a	971,334
Net Asset Value, Offering and Redemption Price Per Share	n/a		n/a	$52.74

“n/a” designates that the Fund does not offer this class.

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Assets amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (continued)	As of January 31, 2015

	U.S. Small Cap Fund		Quantitative Long/Short Fund	Diversified International Fund
Assets:
Investments in securities at value (Cost $8,262, $120,340 and $443,869, respectively)	$8,420		$128,989	$487,622
Foreign currency (Cost $0, $0 and $60, respectively)	—		—	167
Deposits held at Prime Broker	—		6,789	—
Receivable for investment securities sold	—		—	25
Receivable for capital shares sold	6		220	410
Tax reclaim receivable	—		—	417
Accrued income	4		36	439
Prepaid expenses	4		29	34

Total Assets	8,434		136,063	489,114

Liabilities:
Payable for Securities sold short (Proceeds $0, $7,145 and $0, respectively)	—		6,789	—
Payable for investment securities purchased	—		13,523	3,430
Payable due to Adviser	10		67	412
Payable due to Prime Broker	—		6,971	—
Payable due to Transfer Agent	5		5	5
Payable due to Administrator	—		5	25
Payable for capital shares redeemed	85		111	873
Payable due to Custodian	—		2	38
Shareholder servicing fees payable	—		5	9
Payable due to Trustees	—		—	4
Payable for distribution fees	—		1	—
Chief Compliance Officer fees payable	—		—	2
Other accrued expenses	3		18	86

Total Liabilities	103		27,497	4,884

Net Assets	$8,331		$108,566	$484,230

Net Assets:
Paid-in-Capital	$8,710		$98,031	$450,531
Undistributed (distributions in excess of) net investment income	4		(62)	(368)
Accumulated net realized gain (loss) on investments	(541)		1,592	(9,659)
Net unrealized appreciation on investments (including securities sold short and foreign currency)	158		9,005	43,726

Net Assets	$8,331		$108,566	$484,230

Institutional Class Shares:
Net Assets	$6,704		$64,494	$439,801
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	462,386		3,608,656	20,927,724
Net Asset Value, Offering and Redemption Price Per Share	$14.50		$17.87	$21.02

Class A Shares:
Net Assets	$1,489		$42,614	$44,232
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	102,959		2,424,858	2,112,147
Net Asset Value Per Share	$14.47	*	$17.57	$20.94

Maximum Offering Price Per Share ($14.47, $17.57 and $20.94 ÷ 94.75%, respectively)	$15.27		$18.54	$22.10

Class C Shares:
Net Assets	$138		$1,458	$197
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	9,572		87,917	9,626
Net Asset Value, Offering and Redemption Price Per Share	$14.38	*	$16.58	$20.41 *

(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.
*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Assets and Liabilities (000)(1) (concluded)

	Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund
Assets:
Investments in securities at value (Cost $9,601, $17,284 and $65,783, respectively)	$10,389		$18,858		$66,119
Receivable for capital shares sold	—		—		35
Accrued income	134		231		585
Prepaid expenses	2		3		18

Total Assets	10,525		19,092		66,757

Liabilities:
Payable for investment securities purchased	—		—		510
Payable for capital shares redeemed	7		—		26
Payable due to Adviser	—		5		28
Payable due to Transfer Agent	5		5		5
Payable due to Administrator	1		1		3
Payable due to Custodian	1		—		3
Shareholder servicing fees payable	1		3		2
Payable due to Trustees	—		—		1
Payable for distribution fees	—		—		1
Other accrued expenses	3		5		13

Total Liabilities	18		19		592

Net Assets	$10,507		$19,073		$66,165

Net Assets:
Paid-in-Capital	$10,298		$18,512		$68,396
Undistributed (distributions in excess of) net investment income	8		11		(371)
Accumulated net realized loss on investments	(587)		(1,024)		(2,196)
Net unrealized appreciation on investments	788		1,574		336

Net Assets	$10,507		$19,073		$66,165

Institutional Class Shares:
Net Assets	$5,137		$8,580		$52,046
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	295,779		504,390		3,518,091
Net Asset Value, Offering and Redemption Price Per Share	$17.37		$17.01		$14.79

Class A Shares:
Net Assets	$5,341		$10,493		$12,563
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	307,540		616,759		849,760
Net Asset Value Per Share	$17.37		$17.01		$14.78

Maximum Offering Price Per Share ($17.37, $17.01 ÷ 96.00% and $14.78 ÷ 95.75%, respectively)	$18.09		$17.72		$15.44

Class C Shares:
Net Assets	$29		$—		$1,556
Outstanding Shares of Beneficial Interest (unlimited authorization — no par value)	1,654		12		105,401
Net Asset Value, Offering and Redemption Price Per Share	$17.36	*	$17.01	*	$14.77 *

*	Net Assets divided by Shares do not calculate to the stated NAV because Net Asset amounts are shown rounded.
(1)	Amounts shown in (000)s with the exception of Outstanding Shares of Beneficial Interest and Net Asset Value Per Share.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000)	For the year ended January 31, 2015

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund
Investment Income:
Interest income	$237	$7,544	$—	$—
Dividend income	—	784	3,631	1,572

Total Investment Income	237	8,328	3,631	1,572

Expenses:
Investment advisory fees	1,305	1,694	1,559	1,138
Administration fees	196	170	118	86
Shareholder servicing fees — Institutional Sweep Class	25	n/a	n/a	n/a
Shareholder servicing fees — Class A	559	105	136	66
Shareholder servicing fees — Class C	n/a	6	3	2
Distribution fees — Class A	559	—	—	—
Distribution fees — Class C	n/a	19	9	5
Custodian fees	98	85	58	43
Transfer agent fees	55	55	55	55
Trustees’ fees	16	13	9	6
Chief Compliance Officer fees	4	3	2	2
Professional fees	53	48	32	24
Printing fees	58	38	28	21
Registration fees	9	39	36	35
Insurance and other expenses	88	36	10	7

Total Expenses	3,025	2,311	2,055	1,490

Less: Investment advisory fees waived	(1,305)	(67)	—	—
Less: Reimbursement from Adviser	(185)	—	—	—
Less: Administration fees waived	(188)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Institutional Sweep Class	(25)	—	—	—
Less: Shareholder servicing fees reimbursed by Adviser — Class A	(559)	—	—	—
Less: Distribution fees reimbursed by Adviser — Class A	(559)	—	—	—

Total Net Expenses	204	2,244	2,055	1,490

Net Investment Income	33	6,084	1,576	82

Net realized gain from security transactions	2	192	27,668	17,615
Net change in unrealized appreciation (depreciation) on investments	—	1,005	(17,037)	1,094

Net Realized and Unrealized Gain on investments	2	1,197	10,631	18,709

Net Increase in Net Assets Resulting from Operations	$35	$7,281	$12,207	$18,791

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (continued)

	Burkenroad Small Cap Fund	U.S. Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Investment Income:
Dividend income	$9,260	$69	$1,125	$11,500
Less: Foreign taxes withheld	(10)	—	—	(1,196)

Total Investment Income	9,250	69	1,125	10,304

Expenses:
Investment advisory fees	7,528	42	657	5,087
Administration fees	478	3	47	307
Shareholder servicing fees — Class A	1,848	3	50	121
Shareholder servicing fees — Class C	n/a	—	3	—
Shareholder servicing fees — Class D	133	n/a	n/a	n/a
Distribution fees — Class A	—	n/a	n/a	n/a
Distribution fees — Class C	n/a	1	7	1
Distribution fees — Class D	133	n/a	n/a	n/a
Transfer agent fees	37	55	55	55
Custodian fees	238	2	9	367
Trustees’ fees	35	—	3	22
Chief Compliance Officer fees	9	—	1	6
Offering Costs	—	30	—	—
Prime Broker interest expense	—	—	215	—
Dividend expense on securities sold short	—	—	92	—
Registration fees	106	4	31	62
Professional fees	135	2	15	83
Printing fees	108	4	13	70
Insurance and other expenses	30	2	6	22

Total Expenses	10,818	148	1,204	6,203

Recovery of investment advisory fees previously waived(1)	14	—	—	—
Less: Investment advisory fees waived	—	(42)	—	—
Less: Reimbursement from Adviser	—	(45)	—	—

Total Net Expenses	10,832	61	1,204	6,203

Net Investment Income (Loss)	(1,582)	8	(79)	4,101

Net realized gain (loss) from security transactions	9,534	(541)	5,639	(4,270)
Net realized loss on securities sold short	—	—	(303)	—
Net realized loss from foreign currency transactions	—	—	—	(518)
Net change in unrealized appreciation (depreciation) on investments	(17,584)	180	1,801	(14,996)
Net change in unrealized appreciation (depreciation) on securities sold short	—	—	337	—
Net change in unrealized appreciation (depreciation) on foreign currency	—	—	—	(36)

Net Realized and Unrealized Gain (Loss) on investments	(8,050)	(361)	7,474	(19,820)

Increase (Decrease) in Net Assets Resulting from Operations	$(9,632)	$(353)	$7,395	$(15,719)

“n/a” designates that the Fund does not offer this class.

Amounts shown as “—” are $0 or have been rounded to $0.

(1) See Note 3 for Advisory Fees recaptured.

The accompanying notes are an integral part of the financial statements.

Statements of Operations (000) (concluded)	For the year ended January 31, 2015

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Investment Income:
Interest income	$451	$900	$1,752
Dividend income	—	—	1,371

Total Investment Income	451	900	3,123

Expenses:
Investment advisory fees	70	141	487
Administration fees	7	14	42
Shareholder servicing fees — Class A	17	38	30
Shareholder servicing fees — Class C	—	—	3
Distribution fees — Class A	—	—	—
Distribution fees — Class C	—	—	10
Transfer agent fees	55	55	55
Custodian fees	3	7	21
Trustees’ fees	1	1	3
Chief Compliance Officer fees	—	—	1
Registration fees	7	9	44
Professional fees	2	4	12
Printing fees	3	5	12
Insurance and other expenses	8	8	13

Total Expenses	173	282	733

Less: Investment advisory fees waived	(69)	(68)	(63)

Total Net Expenses	104	214	670

Net Investment Income	347	686	2,453

Net realized loss from security transactions	(89)	(108)	(1,412)
Net change in unrealized appreciation (depreciation) on investments	1,329	2,271	54

Net Realized and Unrealized Gain (Loss) on investments	1,240	2,163	(1,358)

Increase in Net Assets Resulting from Operations	$1,587	$2,849	$1,095

Amounts shown as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000)

	Government Money Market Fund		Core Bond Fund
	2015	2014	2015	2014
Investment Activities:
Net investment income	$33	$40	$6,084	$5,207
Net realized gain from investments	2	—	192	1,549
Net change in unrealized appreciation (depreciation) on investments	—	—	1,005	(7,123)

Net Increase (Decrease) in Net Assets Resulting from Operations	35	40	7,281	(367)

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	(9)	(10)	(5,261)	(4,567)
Institutional Sweep Class Shares	(1)	(5)	n/a	n/a
Class A Shares	(23)	(25)	(829)	(773)
Class C Shares	n/a	n/a	(30)	(56)
Net Realized Gains:
Institutional Class Shares	—	—	(602)	—
Class A Shares	—	—	(107)	—
Class C Shares	n/a	n/a	(6)	—

Total Dividends and Distributions	(33)	(40)	(6,835)	(5,396)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	153,345	309,217	85,230	75,417
Shares reinvested	3	3	2,891	1,370
Shares redeemed	(173,177)	(299,817)	(100,204)	(26,950)

Net Institutional Class Shares Transactions	(19,829)	9,403	(12,083)	49,837

Institutional Sweep Class Shares:
Shares issued	9,891	176,278	n/a	n/a
Shares reinvested	—	—	n/a	n/a
Shares redeemed	(20,553)	(284,572)	n/a	n/a

Net Institutional Sweep Class Shares Transactions	(10,662)	(108,294)	n/a	n/a

Class A Shares:
Shares issued	216,228	318,057	7,300	12,622
Shares reinvested	14	15	880	716
Shares redeemed	(238,053)	(427,022)	(9,561)	(13,715)

Net Class A Shares Transactions	(21,811)	(108,950)	(1,381)	(377)

Class C Shares:
Shares issued	n/a	n/a	401	951
Shares reinvested	n/a	n/a	29	36
Shares redeemed	n/a	n/a	(1,181)	(7,452)

Net Class C Shares Transactions	n/a	n/a	(751)	(6,465)

Total Increase (Decrease) in Net Assets from Capital Share Transactions	(52,302)	(207,841)	(14,215)	42,995

Total Increase (Decrease) in Net Assets	(52,300)	(207,841)	(13,769)	37,232

Net Assets:
Beginning of year	365,320	573,161	284,115	246,883

End of year	$313,020	$365,320	$270,346	$284,115

Undistributed (distributions in excess of) net investment income	$(3)	$(3)	$36	$(540)

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years ended January 31

Value Fund		Growth Fund
2015	2014	2015	2014

$1,576	$1,336	$82	$145
27,668	24,561	17,615	23,384
(17,037)	14,119	1,094	2,966

12,207	40,016	18,791	26,495

(946)	(1,429)	(72)	(107)
n/a	n/a	n/a	n/a
(270)	(455)	—	—
—	(14)	—	—

(18,766)	(11,187)	(13,887)	(18,789)
(7,377)	(4,426)	(3,481)	(4,310)
(180)	(127)	(107)	(104)

(27,539)	(17,638)	(17,547)	(23,310)

16,026	26,068	17,527	14,468
19,130	10,133	13,881	16,105
(32,837)	(31,358)	(25,438)	(34,996)

2,319	4,843	5,970	(4,423)

n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a

9,039	9,634	8,017	3,968
7,230	4,620	3,352	4,120
(15,391)	(18,024)	(6,858)	(7,441)

878	(3,770)	4,511	647

351	314	215	48
162	130	105	103
(353)	(4,523)	(91)	(61)

160	(4,079)	229	90

3,357	(3,006)	10,710	(3,686)

(11,975)	19,372	11,954	(501)

185,439	166,067	134,176	134,677

$173,464	$185,439	$146,130	$134,176

$458	$98	$6	$(9)

The accompanying notes are an integral part of the financial statements.

Statements of Changes in Net Assets (000) (concluded)

	Burkenroad Small Cap Fund		U.S. Small Cap Fund		Quantitative Long/Short Fund
	2015	2014	2015	2014*	2015	2014
Investment Activities:
Net investment income (loss)	$(1,582)	$(2,661)	$8	$—	$(79)	$(191)
Net realized gain (loss) from investments (including securities sold short) and foreign currency transactions	9,534	10,121	(541)	—	5,336	12,900
Net change in unrealized appreciation (depreciation) on investments (including securities sold short) and foreign currency transactions	(17,584)	77,967	180	(22)	2,138	(3,773)

Net Increase (Decrease) in Net Assets Resulting from Operations	(9,632)	85,427	(353)	(22)	7,395	8,936

Dividends and Distributions to Shareholders From:
Net investment income:
Institutional Class Shares	n/a	n/a	(4)	—	—	(77)
Class A Shares	—	(16)	—	—	—	(2)
Class C Shares	n/a	n/a	—	—	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a
Net Realized Gains:
Institutional Class Shares	n/a	n/a	—	—	(3,582)	(8,511)
Class A Shares	(15,821)	(2,184)	—	—	(1,286)	(3,120)
Class C Shares	n/a	n/a	—	—	(77)	(76)
Class D Shares	(1,107)	(164)	n/a	n/a	n/a	n/a
Return of Capital:
Institutional Class Shares	n/a	n/a	—	—	—	—
Class A Shares	—	—	—	—	—	—
Class C Shares	n/a	n/a	—	—	—	—
Class D Shares	—	—	n/a	n/a	n/a	n/a

Total Dividends and Distributions	(16,928)	(2,364)	(4)	—	(4,945)	(11,786)

Capital Share Transactions(1):
Institutional Class Shares:
Shares issued	n/a	n/a	7,727	78	16,463	8,731
Shares reinvested	n/a	n/a	2	—	3,573	6,003
Shares redeemed	n/a	n/a	(796)	—	(9,616)	(10,590)

Net Institutional Class Shares Transactions	n/a	n/a	6,933	78	10,420	4,144

Class A Shares:
Shares issued	326,012	429,976	1,215	608	35,389	21,687
Shares reinvested	14,041	1,331	—	—	1,255	3,075
Shares redeemed	(252,671)	(96,454)	(269)	—	(13,083)	(9,440)

Net Class A Shares Transactions	87,382	334,853	946	608	23,561	15,322

Class C Shares:†
Shares issued	n/a	n/a	384	—	883	629
Shares reinvested	n/a	n/a	—	—	77	72
Shares redeemed	n/a	n/a	(239)	—	(151)	(34)

Net Class C Shares Transactions	n/a	n/a	145	—	809	667

Class D Shares:
Shares issued	25,675	30,310	n/a	n/a	n/a	n/a
Shares reinvested	988	143	n/a	n/a	n/a	n/a
Shares redeemed	(20,376)	(6,587)	n/a	n/a	n/a	n/a

Net Class D Shares Transactions	6,287	23,866	n/a	n/a	n/a	n/a

Total Increase (Decrease) in Net Assets from Capital Share Transactions	93,669	358,719	8,024	686	34,790	20,133

Total Increase (Decrease) in Net Assets	67,109	441,782	7,667	664	37,240	17,283

Net Assets:
Beginning of year or period	675,512	233,730	664	—	71,326	54,043

End of year or period	$742,621	$675,512	$8,331	$664	$108,566	$71,326

Undistributed net investment income (Accumulated net investment loss)	$(816)	$(2,926)	$4	$—	$(62)	$(182)

“n/a” designates that the Fund does not offer this class.

(1)	For shares issued, reinvested and redeemed, see note 4 in the Notes to Financial Statements.
*	Commenced operations on December 31, 2013.
†	The Louisiana Tax-Free Income Fund, Class C Shares and Mississippi Tax-Free Income Fund, Class C Shares commenced operations on May 31, 2013.

Amounts designated as “—” are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

For the years or period ended January 31

Diversified International Fund		Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund
2015	2014	2015	2014	2015	2014	2015	2014

$4,101	$2,010	$347	$530	$686	$1,123	$2,453	$2,798
(4,788)	(3,729)	(89)	(479)	(108)	(917)	(1,412)	(228)
(15,032)	8,622	1,329	(1,584)	2,271	(3,424)	54	(79)

(15,719)	6,903	1,587	(1,533)	2,849	(3,218)	1,095	2,491

(3,535)	(1,548)	(157)	(207)	(262)	(276)	(2,316)	(2,407)
(252)	(132)	(187)	(323)	(422)	(847)	(509)	(401)
—	—	—	—	—	—	(50)	(33)
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

—	(372)	—	(8)	—	(40)	(319)	(39)
—	(60)	—	(11)	—	(100)	(88)	(8)
—	—	—	—	n/a	—	(10)	(1)
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

—	—	—	—	—	—	(648)	—
—	—	—	—	—	—	(120)	—
—	—	—	—	—	—	(12)	—
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

(3,787)	(2,112)	(344)	(549)	(684)	(1,263)	(4,072)	(2,889)

294,139	91,554	630	994	154	1,343	13,579	27,305
2,190	1,431	17	32	13	24	1,081	565
(135,563)	(60,122)	(869)	(2,087)	(301)	(925)	(14,381)	(6,661)

160,766	32,863	(222)	(1,061)	(134)	442	279	21,209

7,928	8,666	511	2,613	343	5,120	6,808	9,579
242	187	159	264	278	607	569	311
(9,161)	(10,074)	(4,121)	(6,761)	(9,903)	(20,834)	(5,031)	(2,601)

(991)	(1,221)	(3,451)	(3,884)	(9,282)	(15,107)	2,346	7,289

61	17	27	—	—	—	617	1,136
—	—	—	—	—	—	66	27
(40)	(140)	—	—	—	—	(226)	(290)

21	(123)	27	—	—	—	457	873

n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a
n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

n/a	n/a	n/a	n/a	n/a	n/a	n/a	n/a

159,796	31,519	(3,646)	(4,945)	(9,416)	(14,665)	3,082	29,371

140,290	36,310	(2,403)	(7,027)	(7,251)	(19,146)	105	28,973

343,940	307,630	12,910	19,937	26,324	45,470	66,060	37,087

$484,230	$343,940	$10,507	$12,910	$19,073	$26,324	$66,165	$66,060

$(368)	$(14)	$8	$5	$11	$9	$(371)	$(43)

The accompanying notes are an integral part of the financial statements.

Financial Highlights

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Total Dividends	Net Asset Value, End of Year	Total Return
Government Money Market Fund
INSTITUTIONAL CLASS SHARES
2015	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
INSTITUTIONAL SWEEP CLASS SHARES
2015	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01
CLASS A SHARES
2015	$1.00	$—	$—	$—	$—	$—	$1.00	0.01%
2014	1.00	—	—	—	—	—	1.00	0.01
2013	1.00	—	—	—	—	—	1.00	0.01
2012	1.00	—	—	—	—	—	1.00	0.01
2011	1.00	—	—	—	—	—	1.00	0.01

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

$91,365	0.06%	0.58%	0.01%	n/a
111,197	0.09	0.58	0.01	n/a
101,794	0.15	0.58	0.01	n/a
145,908	0.13	0.59	0.01	n/a
115,244	0.24	0.62	0.01	n/a

$1,307	0.06%	0.82%	0.01%	n/a
11,965	0.09	0.83	0.01	n/a
120,259	0.15	0.83	0.01	n/a
139,064	0.13	0.84	0.01	n/a
115,733	0.24	0.85	0.01	n/a

$220,348	0.06%	1.08%	0.01%	n/a
242,158	0.09	1.08	0.01	n/a
351,108	0.15	1.08	0.01	n/a
295,004	0.13	1.09	0.01	n/a
298,165	0.25	1.12	0.01	n/a

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Core Bond Fund
INSTITUTIONAL CLASS SHARES
2015	$16.41	$0.36	$0.07	$0.43	$(0.37)	$(0.04)	$(0.41)	$16.43
2014	16.75	0.33	(0.33)	—	(0.34)	—	(0.34)	16.41
2013	16.62	0.41	0.13	0.54	(0.41)	—	(0.41)	16.75
2012	16.01	0.54	0.65	1.19	(0.54)	(0.04)	(0.58)	16.62
2011	15.98	0.59	0.06	0.65	(0.59)	(0.03)	(0.62)	16.01
CLASS A SHARES
2015	$16.37	$0.32	$0.08	$0.40	$(0.33)	$(0.04)	$(0.37)	$16.40
2014	16.72	0.29	(0.34)	(0.05)	(0.30)	—	(0.30)	16.37
2013	16.58	0.37	0.14	0.51	(0.37)	—	(0.37)	16.72
2012	15.98	0.50	0.64	1.14	(0.50)	(0.04)	(0.54)	16.58
2011	15.95	0.55	0.06	0.61	(0.55)	(0.03)	(0.58)	15.98
CLASS C SHARES
2015	$16.46	$0.20	$0.07	$0.27	$(0.20)	$(0.04)	$(0.24)	$16.49
2014	16.80	0.17	(0.35)	(0.18)	(0.16)	—	(0.16)	16.46
2013	16.67	0.23	0.15	0.38	(0.25)	—	(0.25)	16.80
2012	16.06	0.37	0.67	1.04	(0.39)	(0.04)	(0.43)	16.67
2011	16.03	0.42	0.07	0.49	(0.43)	(0.03)	(0.46)	16.06

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

2.64%	$226,763	0.75%	0.77%	2.20%	38%
0.01	238,482	0.75	0.78	2.00	22
3.27	193,279	0.75	0.80	2.28	24
7.59	132,639	0.75	0.83	3.31	26
4.10	102,110	0.75	0.86	3.68	20

2.46%	$41,348	1.00%	1.02%	1.93%	38%
(0.30)	42,652	1.00	1.03	1.76	22
3.08	43,971	1.00	1.05	2.05	24
7.27	55,430	1.00	1.08	3.07	26
3.86	47,483	1.00	1.11	3.41	20

1.67%	$2,235	1.75%	1.77%	1.17%	38%
(1.06)	2,981	1.75	1.78	1.04	22
2.31	9,633	1.75	1.80	1.22	24
6.54	2,311	1.75	1.83	2.24	26
3.09	762	1.75	1.86	2.62	20

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Value Fund
INSTITUTIONAL CLASS SHARES
2015	$27.57	$0.26	$1.70	$1.96	$(0.20)	$(4.20)	$(4.40)	$25.13
2014	24.37	0.23	5.82	6.05	(0.31)	(2.54)	(2.85)	27.57
2013	21.31	0.27	2.98	3.25	(0.19)	—	(0.19)	24.37
2012	21.19	0.30	0.13	0.43	(0.31)	—	(0.31)	21.31
2011	17.48	0.26	3.70	3.96	(0.25)	—	(0.25)	21.19
CLASS A SHARES
2015	$27.45	$0.18	$1.71	$1.89	$(0.15)	$(4.20)	$(4.35)	$24.99
2014	24.28	0.16	5.79	5.95	(0.24)	(2.54)	(2.78)	27.45
2013	21.23	0.22	2.97	3.19	(0.14)	—	(0.14)	24.28
2012	21.11	0.25	0.12	0.37	(0.25)	—	(0.25)	21.23
2011	17.42	0.21	3.69	3.90	(0.21)	—	(0.21)	21.11
CLASS C SHARES
2015	$26.73	$(0.03)	$1.66	$1.63	$—	$(4.20)	$(4.20)	$24.16
2014	23.74	(0.07)	5.67	5.60	(0.07)	(2.54)	(2.61)	26.73
2013	20.80	0.05	2.91	2.96	(0.02)	—	(0.02)	23.74
2012	20.69	0.09	0.12	0.21	(0.10)	—	(0.10)	20.80
2011	17.07	0.06	3.63	3.69	(0.07)	—	(0.07)	20.69

†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

6.25%	$124,065	0.98%	0.98%	0.88%	83%
24.95	132,625	0.99	0.99	0.82	65
15.36	112,163	1.01	1.01	1.22	71
2.05	95,450	1.03	1.03	1.44	63
22.83	77,828	1.05	1.05	1.34	82

6.00%	$48,230	1.23%	1.23%	0.63%	83%
24.61	51,687	1.24	1.24	0.57	65
15.10	49,081	1.26	1.26	0.99	71
1.80	66,167	1.28	1.28	1.17	63
22.49	70,420	1.30	1.30	1.09	82

5.21%	$1,169	1.98%	1.98%	(0.12)%	83%
23.62	1,127	1.98	1.98	(0.29)	65
14.26	4,823	2.01	2.01	0.22	71
1.04	4,994	2.03	2.03	0.43	63
21.62	4,920	2.05	2.05	0.34	82

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Growth Fund
INSTITUTIONAL CLASS SHARES
2015	$19.59	$0.02	$2.88	$2.90	$(0.01)	$(2.74)	$(2.75)	$19.74
2014	19.40	0.03	4.19	4.22	(0.02)	(4.01)	(4.03)	19.59
2013	16.87	0.09	2.53	2.62	(0.09)	—	(0.09)	19.40
2012	16.28	(0.01)	0.60	0.59	—	—	—	16.87
2011	12.86	0.01	3.41	3.42	—	—	—	16.28
CLASS A SHARES
2015	$18.90	$(0.03)	$2.77	$2.74	$—	$(2.74)	$(2.74)	$18.90
2014	18.86	(0.02)	4.07	4.05	—	(4.01)	(4.01)	18.90
2013	16.41	0.05	2.45	2.50	(0.05)	—	(0.05)	18.86
2012	15.87	(0.05)	0.59	0.54	—	—	—	16.41
2011	12.57	(0.02)	3.32	3.30	—	—	—	15.87
CLASS C SHARES
2015	$16.69	$(0.16)	$2.44	$2.28	$—	$(2.74)	$(2.74)	$16.23
2014	17.17	(0.16)	3.69	3.53	—	(4.01)	(4.01)	16.69
2013	15.01	(0.08)	2.24	2.16	—	—	—	17.17
2012	14.63	(0.15)	0.53	0.38	—	—	—	15.01
2011	11.68	(0.12)	3.07	2.95	—	—	—	14.63

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

14.41%	$116,313	1.00%		1.00%	0.11%	101%
22.17	109,022	1.01		1.01	0.16	94
15.54	110,640	1.03		1.03	0.49	84
3.62	64,758	1.07	(1)	1.06	(0.08)	86
26.59	52,801	1.10		1.10	0.09	81

14.07%	$29,084	1.25%		1.25%	(0.14)%	101%
21.91	24,614	1.26		1.26	(0.09)	94
15.22	23,581	1.28		1.28	0.27	84
3.40	30,045	1.32	(1)	1.31	(0.33)	86
26.25	29,942	1.35		1.35	(0.16)	81

13.16%	$733	2.00%		2.00%	(0.90)%	101%
21.01	540	2.01		2.01	(0.85)	94
14.39	456	2.03		2.03	(0.52)	84
2.60	424	2.04	(1)	2.06	(1.05)	86
25.26	447	2.10		2.10	(0.92)	81

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Burkenroad Small Cap Fund
CLASS A SHARES
2015	$55.57	$(0.11)	$(0.04)	$(0.15)	$—	$(1.20)	$(1.20)	$54.22
2014	44.64	(0.30)	11.44	11.14	—	(0.21)	(0.21)	55.57
2013	38.02	0.61	6.93	7.54	(0.54)	(0.38)	(0.92)	44.64
2012	36.84	(0.04)	3.99	3.95	—	(2.77)	(2.77)	38.02
2011	28.92	0.09	8.23	8.32	(0.17)	(0.23)	(0.40)	36.84
CLASS D SHARES
2015	$54.22	$(0.25)	$(0.03)	$(0.28)	$—	$(1.20)	$(1.20)	$52.74
2014	43.66	(0.42)	11.19	10.77	—	(0.21)	(0.21)	54.22
2013	37.21	0.43	6.85	7.28	(0.45)	(0.38)	(0.83)	43.66
2012	36.20	(0.13)	3.91	3.78	—	(2.77)	(2.77)	37.21
2011	28.44	0.02	8.07	8.09	(0.10)	(0.23)	(0.33)	36.20

(1) For the year ended January 31, 2013, Net Investment Income (Loss) per share reflects special dividends which amounted to $0.59 and $0.58 per share for Class A and Class D, respectively. Excluding the special dividends, the ratio of Net Investment Income to Average Net Assets would have been 0.04% and (0.37)% for Class A and Class D, respectively.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(0.34)%	$691,396	1.35%		1.35%	(0.18)%	53%
24.97	628,798	1.40	(2)	1.37	(0.58)	28
20.04	216,757	1.40		1.42	1.50 (1)	37
11.39	82,735	1.40		1.48	(0.10)	25
28.78	51,688	1.40		1.53	0.29	23

(0.59)%	$51,225	1.60%		1.60%	(0.44)%	53%
24.68	46,714	1.65	(2)	1.62	(0.83)	28
19.76	16,973	1.65		1.67	1.09 (1)	37
11.12	10,818	1.65		1.73	(0.36)	25
28.44	8,531	1.65		1.78	0.07	23

Financial Highlights (continued)

For a Share Outstanding Throughout The Period

For the period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
U.S. Small Cap Fund
INSTITUTIONAL CLASS SHARES
2015	$14.32	$0.04	$0.15	$0.19	$(0.01)	$—	$(0.01)	$14.50
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS A SHARES
2015	$14.32	$(0.02)	$0.17	$0.15	$—	$—	$—	$14.47
2014*	15.00	(0.01)	(0.67)	(0.68)	—	—	—	14.32
CLASS C SHARES
2015	$14.32	$(0.12)	$0.18	$0.06	$—	$—	$—	$14.38
2014*	15.00	—	(0.68)	(0.68)	—	—	—	14.32

*	Commenced operations December 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return and portfolio turnover rates are for the period indicated and have not been annualized.
(1)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 2.10%.
n/m	— Not meaningful. Ratio is not meaningful due to low level of net assets.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate††

1.32%	$6,704	1.10%	2.18%	0.27%	71%
(4.53)	78	1.10	n/m	(0.61)	4

1.05%	$1,489	1.35%	4.63%	(0.14)%	71%
(4.53)	586	1.31	n/m	(0.71)	4

0.42%	$138	2.10%	4.78%	(0.85)%	71%
(4.53)	—	0.12 (1)	n/m	0.36	4

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Quantitative Long/Short Fund
INSTITUTIONAL CLASS SHARES
2015	$17.06	$(0.01)	$1.83	$1.82	$—	$(1.01)	$(1.01)	$17.87
2014	17.59	(0.05)	2.84	2.79	(0.03)	(3.29)	(3.32)	17.06
2013	15.88	0.03	1.68	1.71	—	—	—	17.59
2012	15.37	(0.11)	0.62	0.51	—	—	—	15.88
2011	12.17	(0.05)	3.25	3.20	—	—	—	15.37
CLASS A SHARES
2015	$16.83	$(0.04)	$1.79	$1.75	$—	$(1.01)	$(1.01)	$17.57
2014	17.41	(0.10)	2.81	2.71	—	(3.29)	(3.29)	16.83
2013	15.75	(0.01)	1.67	1.66	—	—	—	17.41
2012	15.29	(0.15)	0.61	0.46	—	—	—	15.75
2011	12.13	(0.08)	3.24	3.16	—	—	—	15.29
CLASS C SHARES
2015	$16.04	$(0.17)	$1.72	$1.55	$—	$(1.01)	$(1.01)	$16.58
2014	16.85	(0.24)	2.72	2.48	—	(3.29)	(3.29)	16.04
2013	15.36	(0.14)	1.63	1.49	—	—	—	16.85
2012	15.02	(0.26)	0.60	0.34	—	—	—	15.36
2011	12.01	(0.18)	3.19	3.01	—	—	—	15.02

(1)

Expense ratio includes the advisory fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance fee adjustment, if applicable, that increases/decreases the total fee +0.40%/-0.40%. The effective advisory fee rate for the years ended January 31, 2015, 2014, 2013, 2012, and 2011 was 0.84%, 0.96%, 0.90%, 1.41%, and 0.99%, respectively. Expense limitations are applied before giving effect to performance incentive adjustments.

(2)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
(3)

Expense ratio includes interest and dividend expense related to short sales. Excluding such interest and dividend expense, the ratio of expenses to average net assets for the years or periods presented would be:

	Institutional Class Shares	Class A Shares	Class C Shares
2015	1.07%	1.31%	2.08%
2014	1.21%	1.48%	2.23%
2013	1.27%	1.51%	2.31%
2012	1.88%	2.14%	2.89%
2011	1.49%	1.74%	2.49%
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets(1)(3)		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate

10.59%	$64,494	1.47%		1.47%	(0.03)%	151%
15.97	52,055	1.61		1.61	(0.24)	223
10.77	49,029	1.65	(2)	1.57	0.17	107
3.32	37,938	2.03	(2)	1.96	(0.70)	86
26.29	26,518	1.75	(2)	1.75	(0.35)	129

10.32%	$42,614	1.70%		1.70%	(0.25)%	151%
15.70	18,640	1.88		1.88	(0.54)	223
10.54	4,993	1.89	(2)	1.83	(0.07)	107
3.01	5,027	2.29	(2)	2.22	(0.96)	86
26.05	3,960	2.00	(2)	2.00	(0.60)	129

9.58%	$1,458	2.47%		2.47%	(1.04)%	151%
14.82	631	2.63		2.63	(1.32)	223
9.70	21	2.69	(2)	2.60	(0.92)	107
2.26	34	3.04	(2)	2.97	(1.70)	86
25.06	14	2.75	(2)	2.75	(1.36)	129

Financial Highlights (continued)

For a Share Outstanding Throughout Each Year

For the years ended January 31,

	Net Asset Value, Beginning of Year	Net Investment Income (Loss)†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distribution from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Year
Diversified International Fund
INSTITUTIONAL CLASS SHARES
2015	$21.55	$0.19	$(0.54)	$(0.35)	$(0.18)	$—	$(0.18)	$21.02
2014	21.28	0.14	0.28	0.42	(0.12)	(0.03)	(0.15)	21.55
2013	18.59	0.11	2.79	2.90	(0.08)	(0.13)	(0.21)	21.28
2012	20.68	0.18	(2.03)	(1.85)	(0.12)	(0.12)	(0.24)	18.59
2011	17.11	0.05	3.65	3.70	(0.07)	(0.06)	(0.13)	20.68
CLASS A SHARES
2015	$21.47	$0.14	$(0.55)	$(0.41)	$(0.12)	$—	$(0.12)	$20.94
2014	21.21	0.10	0.25	0.35	(0.06)	(0.03)	(0.09)	21.47
2013	18.53	0.07	2.78	2.85	(0.04)	(0.13)	(0.17)	21.21
2012	20.64	0.27	(2.17)	(1.90)	(0.09)	(0.12)	(0.21)	18.53
2011	17.09	(0.02)	3.67	3.65	(0.04)	(0.06)	(0.10)	20.64
CLASS C SHARES
2015	$20.97	$(0.04)	$(0.52)	$(0.56)	$—	$—	$—	$20.41
2014	20.81	(0.02)	0.21	0.19	—	(0.03)	(0.03)	20.97
2013	18.30	(0.07)	2.71	2.64	—	(0.13)	(0.13)	20.81
2012	20.42	0.09	(2.09)	(2.00)	—	(0.12)	(0.12)	18.30
2011	17.00	(0.16)	3.64	3.48	—	(0.06)	(0.06)	20.42

(1)	Ratio includes previously waived investment advisory fees recaptured. The net expense ratio would have been lower absent the impact of the recaptured fees.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charge.

Amounts designated as “—” represent less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††	Net Assets, End of Year (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Recaptured Fees)	Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover Rate

(1.66)%	$439,801	1.20%		1.20%	0.83%	21%
1.91	297,393	1.22		1.22	0.67	19
15.68	260,248	1.25		1.25	0.59	12
(8.87)	155,340	1.37	(1)	1.32	0.96	9
21.64	56,666	1.50	(1)	1.50	0.25	3

(1.93)%	$44,232	1.45%		1.45%	0.61%	21%
1.63	46,364	1.47		1.47	0.49	19
15.42	47,075	1.50		1.50	0.40	12
(9.13)	27,192	1.65	(1)	1.57	1.38	9
21.36	17,980	1.75	(1)	1.75	(0.12)	3

(2.67)%	$197	2.20%		2.20%	(0.19)%	21%
0.90	183	2.21		2.21	(0.08)	19
14.48	307	2.25		2.25	(0.39)	12
(9.76)	221	2.39	(1)	2.32	0.44	9
20.48	170	2.50	(1)	2.50	(0.87)	3

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends and Distributions	Net Asset Value, End of Period
Louisiana Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2015	$15.66	$0.51	$1.72	$2.23	$(0.52)	$—	$(0.52)	$17.37
2014	17.35	0.54	(1.66)	(1.12)	(0.55)	(0.02)	(0.57)	15.66
2013	17.09	0.56	0.27	0.83	(0.55)	(0.02)	(0.57)	17.35
2012#	15.00	0.62	2.03	2.65	(0.55)	(0.01)	(0.56)	17.09
CLASS A SHARES
2015	$15.65	$0.47	$1.73	$2.20	$(0.48)	$—	$(0.48)	$17.37
2014	17.35	0.50	(1.67)	(1.17)	(0.51)	(0.02)	(0.53)	15.65
2013	17.08	0.51	0.28	0.79	(0.50)	(0.02)	(0.52)	17.35
2012#	15.00	0.58	2.02	2.60	(0.51)	(0.01)	(0.52)	17.08
CLASS C SHARES
2015	$15.65	$0.35	$1.81	$2.16	$(0.45)	$—	$(0.45)	$17.36
2014‡	16.94	0.41	(1.31)	(0.90)	(0.37)	(0.02)	(0.39)	15.65

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for period indicated and have not been annualized.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

14.43%		$5,137	0.75%	1.34%	3.09%	19%
(6.44)		4,841	0.75	1.21	3.38	3
4.90		6,623	0.75	1.12	3.24	1
17.98	(1)	3,758	0.75	2.16	3.85	6	(1)

14.21%		$5,341	1.00%	1.59%	2.85%	19%
(6.73)		8,069	1.00	1.44	3.10	3
4.71		13,314	1.00	1.37	2.98	1
17.65	(1)	6,899	1.00	2.28	3.60	6	(1)

13.98%		$29	1.75%	2.36%	2.07%	19%
(5.22	)(1)	—	— (2)	— (2)	4.00	3	(3)

Financial Highlights (continued)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Dividends	Net Asset Value, End of Period
Mississippi Tax-Free Income Fund
INSTITUTIONAL CLASS SHARES
2015	$15.51	$0.50	$1.51	$2.01	$(0.51)	$—	$(0.51)	$17.01
2014	17.21	0.53	(1.61)	(1.08)	(0.54)	(0.08)	(0.62)	15.51
2013	17.01	0.57	0.24	0.81	(0.56)	(0.05)	(0.61)	17.21
2012#	15.00	0.60	1.95	2.55	(0.53)	(0.01)	(0.54)	17.01
CLASS A SHARES
2015	$15.51	$0.46	$1.51	$1.97	$(0.47)	$—	$(0.47)	$17.01
2014	17.21	0.50	(1.62)	(1.12)	(0.50)	(0.08)	(0.58)	15.51
2013	17.01	0.52	0.24	0.76	(0.51)	(0.05)	(0.56)	17.21
2012#	15.00	0.57	1.95	2.52	(0.50)	(0.01)	(0.51)	17.01
CLASS C SHARES
2015	$15.51	$0.62	$1.39	$2.01	$(0.51)	$—	$(0.51)	$17.01
2014‡	16.86	0.41	(1.32)	(0.91)	(0.36)	(0.08)	(0.44)	15.51

#	Commenced operations February 1, 2011. Ratios for the period have been annualized.
‡	Commenced operations on May 31, 2013. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges.
(1)	Total return and portfolio turnover are for the period indicated and have not been annualized.
(2)	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations. Under normal asset levels, ratios would have been 1.75%.
(3)	Portfolio turnover is for the Fund for the full year.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Total Return††		Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets		Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate

13.15%		$8,580	0.75%		1.04%		3.07%	3%
(6.28)		7,943	0.75		0.97		3.34	5
4.81		8,369	0.75		0.91		3.31	7
17.32	(1)	7,200	0.75		1.31		3.78	22	(1)

12.86%		$10,493	1.00%		1.29%		2.82%	3%
(6.51)		18,381	1.00		1.20		3.07	5
4.55		37,101	1.00		1.16		3.05	7
17.07	(1)	23,229	1.00		1.50		3.53	22	(1)

13.15%		$—	—	(2)	—	(2)	3.79%	3%
(5.34	)(1)	—	—	(2)	—	(2)	3.97	5	(3)

Financial Highlights (concluded)

For a Share Outstanding Throughout the Year or Period

For the year or period ended January 31,

	Net Asset Value, Beginning of Period	Net Investment Income†	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Dividends
Diversified Income Fund
INSTITUTIONAL CLASS SHARES
2015	$15.49	$0.56	$(0.32)	$0.24	$(0.66)	$(0.18)	$(0.10)	$(0.94)
2014	15.50	0.77	(0.01)	0.76	(0.76)	—	(0.01)	(0.77)
2013#	15.00	0.18	0.48	0.66	(0.16)	—	—	(0.16)
CLASS A SHARES
2015	$15.50	$0.55	$(0.36)	$0.19	$(0.65)	$(0.16)	$(0.10)	$(0.91)
2014	15.50	0.74	—	0.74	(0.73)	—	(0.01)	(0.74)
2013#	15.00	0.23	0.42	0.65	(0.15)	—	—	(0.15)
CLASS C SHARES
2015	$15.48	$0.42	$(0.33)	$0.09	$(0.57)	$(0.13)	$(0.10)	$(0.80)
2014	15.50	0.60	0.01	0.61	(0.62)	—	(0.01)	(0.63)
2013#	15.00	0.17	0.45	0.62	(0.12)	—	—	(0.12)

#	Commenced operations on September 26, 2012. Ratios for the period have been annualized.
†	Per share data calculated using average shares method.
††	Total return excludes applicable sales charges. Total return and portfolio turnover rates are for the period indicated and have not been annualized.

Amounts designated as “—” represents less than $0.01 per share, are $0 or have been rounded to $0.

The accompanying notes are an integral part of the financial statements.

January 31, 2015

Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (000)	Ratio of Expenses to Average Net Assets	Ratio of Expenses to Average Net Assets (Excluding Waivers and/or Reimbursements)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover Rate††

$14.79	1.37%	$52,046	0.90%	0.99%	3.56%	77%
15.49	5.06	53,949	0.90	0.98	4.98	74
15.50	4.44	33,018	0.90	2.77	3.33	9

$14.78	1.08%	$12,563	1.15%	1.24%	3.47%	77%
15.50	4.87	10,931	1.15	1.23	4.74	74
15.50	4.37	3,757	1.15	4.56	4.34	9

$14.77	0.43%	$1,556	1.90%	2.00%	2.66%	77%
15.48	4.00	1,180	1.90	1.99	3.89	74
15.50	4.16	312	1.90	5.38	3.20	9

Notes to Financial Statements

1.	Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) was organized as a Massachusetts business trust under a Declaration of Trust dated July 24, 1992. The Trust is registered under the Investment Company Act of 1940 (the “1940 Act”), as amended, as an open-end management investment company with thirty-nine funds. The financial statements included herein relate to the Trust’s Hancock Horizon Family of Funds. The Hancock Horizon Family of Funds includes the Hancock Horizon Government Money Market Fund (the “Government Money Market Fund”), the Hancock Horizon Core Bond Fund (the “Core Bond Fund”), the Hancock Horizon Value Fund (the “Value Fund”), the Hancock Horizon Growth Fund (the “Growth Fund”), the Hancock Horizon Burkenroad Small Cap Fund (the “Burkenroad Small Cap Fund”), the Hancock Horizon U.S. Small Cap Fund (the “U.S. Small Cap Fund”), the Hancock Horizon Quantitative Long/Short Fund (the “Quantitative Long/Short Fund”), the Hancock Horizon Diversified International Fund (the “Diversified International Fund”), the Hancock Horizon Louisiana Tax-Free Income Fund (the “Louisiana Tax-Free Income Fund”), the Hancock Horizon Mississippi Tax-Free Income Fund (the “Mississippi Tax-Free Income Fund”) and the Hancock Diversified Income Fund (the “Diversified Income Fund”) (each a “Fund” and collectively the “Funds”). Each Fund, except for the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund, is diversified. The Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Fund are non-diversified. The financial statements of the remaining funds in the Trust are presented separately. The assets of each Fund of the Trust are segregated, and a shareholder’s interest is limited to the Fund in which shares are held.

2.	Significant Accounting Policies:

The following is a summary of the significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The Funds are investment companies in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”). Therefore, the Funds follow the accounting and reporting guidelines for investment companies.

Use of Estimates – The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation – Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used. Values of debt securities are generally reported at the last sales price if the security is actively traded. If a debt security is not actively traded it is valued at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Debt obligations with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates.

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Securities for which market prices are not “readily available” are valued in accordance with Fair Value Procedures established by the Funds’ Board of Trustees (the “Board”). The Funds’ Fair Value Procedures are implemented through a Fair Value Committee (the “Committee”) designated by the Board.

January 31, 2015

Some of the more common reasons that may necessitate that a security be valued using Fair Value Procedures include: a security’s trading has been halted or suspended; a security has been de-listed from a national exchange; a security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or a security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of January 31, 2015, there were no fair valued securities in the Funds.

The Government Money Market Fund values its investments using the amortized cost method, as permitted by Rule 2a-7 of the 1940 Act, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the maturity of the security and is included in interest income.

For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which a Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time a Fund calculates net asset value if an event that could materially affect the value of those securities (a “Significant Event”) has occurred between the time of the security’s last close and the time that a Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If Horizon Advisers (the “Adviser”) or a sub-adviser of the Funds becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which a Fund calculates net asset value, it may request that a Committee meeting be called. In addition, the Funds’ Administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time a Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the Administrator, the Administrator notifies the Adviser if a Fund is holding a relevant security that such limits have been exceeded. In such event, the Adviser makes the determination whether a Committee meeting should be called based on the information provided.

The Diversified International Fund uses Interactive Data Pricing and Reference Data Corp. (“Interactive Data”) as a third party fair valuation vendor. Interactive Data provides a fair value for foreign securities held by the Fund based on certain factors and methodologies (involving, generally, tracking valuation correlations between the U.S. market and each non-U.S. security) applied by Interactive Data in the event that there is a movement in the U.S. market that exceeds a specific threshold established by the Committee. The Committee establishes a “confidence interval” which is used to determine the level of correlation between the value of a foreign security and movements in the U.S. market before a particular security is fair valued when the threshold is exceeded. In the event that the threshold established by the Committee is exceeded on a specific day, the Fund values the non-U.S. securities in its portfolio that exceed the applicable “confidence interval” based upon the fair values provided by Interactive Data. In such event, it is not necessary to hold a Committee meeting. In the event that the Adviser believes that the fair values provided by Interactive Data are not reliable, the Adviser contacts the Administrator and may request that a meeting of the Committee be held.

If a local market in which the Diversified International Fund owns securities is closed for one or more days, the Diversified International Fund shall value all securities held in that corresponding currency based on the fair value prices provided by Interactive Data using the predetermined confidence interval discussed above. As of January 31, 2015, the Diversified International Fund valued certain securities in accordance with the procedures described above (see the table on the following page).

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Funds disclose the fair value of their investments in a hierarchy that

Notes to Financial Statements (continued)

prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Funds have the ability to access at the measurement date;

•	Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement. The table below sets forth information about the level within the fair value hierarchy at which the Funds’ investments are measured at January 31, 2015 (000):

	Level 1	Level 2	Level 3	Total
Government Money Market Fund
Investments in Securities
U.S. Government Agency Obligations	$—	$177,088	$—	$177,088
U.S. Treasury Obligation	—	39,994	—	39,994
Cash Equivalent	23,970	—	—	23,970
Repurchase Agreement	—	72,000	—	72,000

Total Investments in Securities	$23,970	$289,082	$—	$313,052

Core Bond Fund
Investments in Securities
Corporate Bonds	$—	$144,529	$—	$144,529
Municipal Bonds	—	50,757	—	50,757
U.S. Government Mortgage-Backed Obligations	—	28,762	—	28,762

	Level 1	Level 2	Level 3	Total
U.S. Government Agency Obligations	$—	$18,783	$—	$18,783
Registered Investment Company	11,567	—	—	11,567
Asset-Backed Security	—	3,001	—	3,001
U.S. Treasury Obligation	—	5,311	—	5,311
Cash Equivalent	6,140	—	—	6,140

Total Investments in Securities	$17,707	$251,143	$—	$268,850

Value Fund
Investments in Securities
Common Stock	$172,163	$—	$—	$172,163
Cash Equivalent	1,440	—	—	1,440

Total Investments in Securities	$173,603	$—	$—	$173,603

Growth Fund
Investments in Securities
Common Stock	$142,877	$—	$—	$142,877
Cash Equivalent	8,525	—	—	8,525

Total Investments in Securities	$151,402	$—	$—	$151,402

Burkenroad Small Cap Fund
Investments in Securities
Common Stock	$726,286	$—	$—	$726,286
Cash Equivalent	18,049	—	—	18,049

Total Investments in Securities	$744,335	$—	$—	$744,335

U.S. Small Cap Fund
Investments in Securities
Common Stock	$8,303	$—	$—	$8,303
Cash Equivalent	117	—	—	117

Total Investments in Securities	$8,420	$—	$—	$8,420

Quantitative Long/Short Fund
Assets at Fair Value at January 31, 2015 (investments in securities at fair value)
Investments in Securities
Common Stock	$83,391	$—	$—	$83,391
Cash Equivalents	45,598	—	—	45,598

Total Investments in Securities	$128,989	$—	$—	$128,989

Liabilities at Fair Value at January 31, 2015 (securities sold short at fair value)
Investments in Securities
Common Stock	$(6,789)	$—	$—	$(6,789)

Total Investments in Securities	$(6,789)	$—	$—	$(6,789)

January 31, 2015

	Level 1	Level 2		Level 3	Total
Diversified International Fund
Investments in Securities
Common Stock
Australia	$6,088	$—		$—	$6,088
Austria	—	22,758	†	—	22,758
Bermuda	14,395	—		—	14,395
Brazil	15,409	—		—	15,409
Canada	4,151	—		—	4,151
China	7,031	33,688	†	—	40,719
Colombia	5,454	—		—	5,454
Czech Republic	—	4,959	†	—	4,959
France	—	13,048	†	—	13,048
Hong Kong	—	11,054	†	—	11,054
India	24,385	—		—	24,385
Indonesia	—	4,755	†	—	4,755
Ireland	17,574	18,941	†	—	36,515
Japan	—	40,746	†	—	40,746
Netherlands	10,901	5,337	†	—	16,238
Norway	6,293	24,617	†	—	30,910
Panama	11,921	—		—	11,921
Singapore	—	13,906	†	—	13,906
South Korea	—	20,100	†	—	20,100
Spain	—	13,744	†	—	13,744
Sweden	—	10,387	†	—	10,387
Switzerland	18,898	13,271	†	—	32,169
Taiwan	—	13,189	†	—	13,189
Turkey	—	15,439	†	—	15,439
United Kingdom	29,065	17,510	†	—	46,575

Total Common Stock	171,565	297,449		—	469,014

Cash Equivalents	18,608	—		—	18,608

Total Investments in Securities	$190,173	$297,449		$—	$487,622

Louisiana Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$9,974		$—	$9,974
Cash Equivalent	415	—		—	415

Total Investments in Securities	$415	$9,974		$—	$10,389

Mississippi Tax-Free Income Fund
Investments in Securities
Municipal Bonds	$—	$18,524		$—	$18,524
Cash Equivalent	334	—		—	334

Total Investments in Securities	$334	$18,524		$—	$18,858

	Level 1	Level 2	Level 3	Total
Diversified Income Fund
Investments in Securities
Corporate Bonds	$—	$22,851	$—	$22,851
Registered Investment Companies	21,036	—	—	21,036
Preferred Stock	10,831	—	—	10,831
Common Stock	7,088	—	—	7,088
Cash Equivalent	4,313	—	—	4,313

Total Investments in Securities	$43,268	$22,851	$—	$66,119

†	Represents securities trading outside the United States, the values of which were adjusted as a result of foreign market price movements.

For the year ended January 31, 2015, there were no transfers between Level 1 and Level 2 assets and liabilities. This does not include transfers between Level 1 investments and Level 2 investments due to the Diversified International Fund utilizing international fair value pricing during the year.

For the year ended January 31, 2015, there were no Level 3 securities.

For the year ended January 31, 2015, there have been no changes to the Funds’ fair value methodologies.

Federal Income Taxes – It is each Fund’s intention to qualify, or continue to qualify, as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of the Subchapter M of the Internal Revenue Code of 1986, as amended. Accordingly, no provisions for Federal income taxes have been made in the financial statements.

The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than-not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Funds did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not

Notes to Financial Statements (continued)

limited to, examination by tax authorities (i.e., the last 3 tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the year ended January 31, 2015, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the year ended January 31, 2015, the Funds did not incur any interest or penalties.

Security Transactions and Related Income – Security transactions are accounted for on trade date for financial reporting purposes. Costs used in determining realized gains and losses on the sales of investment securities are based on specific identification. Dividend income and expense is recognized on the ex-dividend date and interest income and expense is recognized on an accrual basis. Purchase discounts and premiums on debt securities are accreted and amortized to maturity and are included in interest income. Realized gains (losses) on paydowns of mortgage-backed and asset-backed securities are recorded as an adjustment to interest income.

Investments in REITs – Dividend income from REITs is recorded based on the income included in distributions received from the REIT investments using published REIT reclassifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

Foreign Currency Translation – The books and records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the closing rate on the date of valuation. The Funds do not isolate that portion of realized or unrealized gains and losses resulting from changes in the foreign exchange rate from fluctuations arising from changes in the market prices of the securities. These gains and losses are included in net realized gains and losses on investments and net change in unrealized appreciation (depreciation) on investments on the Statements of Operations. Net realized and unrealized gains and losses on foreign currency transactions represent net foreign exchange gains or losses from forward foreign currency exchange contracts, disposition of foreign currencies, currency gains or losses realized between trade and settlement dates on securities transactions and the difference between the amount of the investment income and foreign withholding taxes recorded on the Funds’ books and the U.S. dollar equivalent amounts actually received or paid.

Repurchase Agreements – The Funds may invest in tri-party repurchase agreements. Securities held as collateral for tri-party repurchase agreements are maintained in a segregated account by the broker’s custodian bank. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. Such collateral will be cash, debt securities issued or guaranteed by the U.S. Government, securities that at the time the repurchase agreement is entered into are rated in the highest category by a nationally recognized statistical rating organization (“NRSRO”) or unrated securities that are of comparable quality to securities that are rated in the highest rating category by an NRSRO, as determined by the Advisor. If the counterparty defaults and the value of the collateral declines or if the counterparty enters into an insolvency proceeding, realization and/or retention of the collateral by the Funds may be delayed or limited.

TBA Purchase Commitments – The Funds may engage in “to be announced” (“TBA”) purchase commitments to purchase securities for a fixed price at a future date. TBA purchase commitments may be considered securities and involve a risk of loss if the value of the security to be purchased declines prior to settlement date, which risk is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities, according to the procedures described under “Security Valuation” above.

January 31, 2015

Short Sales – The Quantitative Long/Short Fund engages in short sales (selling securities it does not own) as a part of its normal investment activities. When the Fund sells a security short, it borrows the security from a third party and sells it at the then current market price. The Fund is then obligated to buy the security on a later date so that it can return the security to the lender. Short positions may be used either to hedge long positions or may be used speculatively to seek positive returns in instances where the Adviser believes a security’s price will decline. The Fund will either realize a profit or incur a loss from a short position, depending on whether the value of the underlying stock decreases or increases, respectively, between the time it is sold and when the Fund replaces the borrowed security. Because the market price of the security sold short could increase without limit, the Fund could be subject to a theoretically unlimited loss.

In accordance with the terms of its prime brokerage agreement, the Fund may receive rebate income or be charged a fee on borrowed securities. Such income or fee is calculated on a daily basis based upon the market value of each borrowed security and a variable rate that is dependent upon the availability of such security. The Fund records these prime broker charges on a net basis as interest income or prime broker interest expense. In addition, the Fund is required to pay the lender any dividends declared on short positions. Such amounts are recorded on the ex-dividend date as dividends expense on securities sold short.

Short sales are collateralized by cash deposits with the counterparty broker, Goldman, Sachs & Co., and pledged securities held at the custodian, U.S. Bank, N.A. The collateral required is determined daily by reference to the market value of the short positions.

The Fund is required to maintain margin cash balances at the prime broker sufficient to satisfy its short sales positions on a daily basis. The Fund is charged interest expense at the Fed Open Rate plus 150 basis points on the amount of any shortfall in the required cash margin.

The Fund had prime brokerage borrowings throughout the year ended January 31, 2015 as follows:

Maximum Amount Borrowed	Average Outstanding Balance	Effective Interest Rate paid	Interest Paid
$7,473,413	$7,051,278	1.67%	$119,721

Expenses – Most expenses of the Trust can be directly attributed to a particular fund. Expenses that cannot be directly attributed to a fund are apportioned among the funds of the Trust based on the number of funds and/or relative net assets.

Classes of Shares – Class-specific expenses are borne by that class of shares. Income, realized and unrealized gains and losses and non-class-specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions – Dividends from net investment income, if any, are declared daily and paid monthly for the Government Money Market Fund, the Core Bond Fund, the Louisiana Tax-Free Income Fund, the Mississippi Tax-Free Income Fund and the Diversified Income Fund, declared and paid quarterly for the Value Fund and declared and paid annually for the Growth Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund and the Diversified International Fund. Net realized gains on sales of securities, if any, are distributed to shareholders at least annually.

Offering Costs – Offering Costs, including costs of printing initial prospectuses, legal and registration fees are capitalized and amortized over twelve months from the inception date. As of January 31, 2015, offering costs for the U.S. Small Cap Fund have been fully amortized.

3.	Agreements and other Transactions with Affiliates:

Advisory Agreement

Horizon Advisers (the “Adviser”), an unincorporated division of Hancock Bank, serves as investment adviser to each Fund within the Trust. For its services, the Adviser is entitled to a fee that is calculated daily and paid monthly at an annual rate based on the average daily net assets of each Fund. The Adviser receives 0.40% of the average daily net assets of the Government Money Market Fund, 0.60% of the average daily

Notes to Financial Statements (continued)

net assets of the Core Bond Fund, 0.80% of the average daily net assets of the U.S. Small Cap, Value and Growth Funds, 0.95% of the average daily net assets of the Burkenroad Small Cap Fund, 1.00% of the average daily net assets of the Diversified International Fund, 0.60% of the average daily net assets of the Louisiana Tax-Free Income Fund and the Mississippi Tax-Free Income Fund and 0.70% of the average daily net assets of the Diversified Income Fund. The fee received by the Adviser for the Quantitative Long/Short Fund is comprised of a basic fee at the annual rate of 1.20% of the Fund’s average daily net assets and a performance adjustment (“performance adjustment”), if applicable, that increases or decreases the total fee depending upon the performance of the Fund relative to the Fund’s performance benchmark. The performance adjustment is calculated and paid monthly by comparing the Fund’s Institutional Class Share performance to that of the Fund’s performance benchmark over the current month plus the previous 11 months (the “performance period”). The fee paid to the Adviser based on the performance adjustment will result in a minimum fee of 0.80% if the Fund’s Institutional Class Share underperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis, and a maximum fee of 1.60% if the Fund’s Institutional Share Class outperforms the Fund’s performance benchmark by 200 basis points or more on a rolling 12-month basis. In cases where the performance adjustment is not applicable because the performance difference does not result in a performance adjustment, the basic fee at the annual rate of 1.20% of the Fund’s average daily net assets will continue to apply.

During the year ended January 31, 2015, the Quantitative Long/Short Fund’s advisory fees, before waivers, were adjusted in accordance with the policy described above, as follows:

Base Advisory Fee	Performance Adjustment	Net Advisory Fees Before Waivers	Effective Rate
$939,332	$(282,157)	$657,175	0.84%

The Adviser has agreed to waive all or a portion of its fee so that the total annual expenses (excluding performance adjustments, interest, dividend expenses, taxes, brokerage commissions, and extraordinary expenses) of each Fund will not exceed the following as a percentage of average net assets:

	Government Money Market Fund*	Core Bond Fund*	Value Fund**	Growth Fund**	Burkenroad Small Cap Fund*	U.S. SmallCap Fund*
Institutional Class Shares	0.58%	0.75%	1.10%	1.10%	n/a	1.10%
Institutional Sweep Class Shares	0.83	n/a	n/a	n/a	n/a	n/a
Class A Shares	1.08	1.00	1.35	1.35	1.40%	1.35
Class C Shares	n/a	1.75	2.10	2.10	n/a	2.10
Class D Shares	n/a	n/a	n/a	n/a	1.65	n/a

	Quantitative Long/Short Fund*	Diversified International Fund*	Louisiana Tax-Free Income Fund*	Mississippi Tax-Free Income Fund*	Diversified Income Fund*
Institutional Class Shares	1.70%(1)	1.50%	0.75%	0.75%	0.90%
Class A Shares	1.95%(1)	1.75%	1.00%	1.00%	1.15%
Class C Shares	2.70%(1)	2.50%	1.75%	1.75%	1.90%

“n/a” designates that the Fund does not offer this class.

*	The Adviser has contractually agreed to waive fees and reimburse expenses through May 31, 2015.
**	The Adviser has voluntarily agreed to waive fees and reimburse expenses. This may discontinue at any time.
(1)

The Adviser has contractually agreed to reduce fees and reimburse expenses to the extent necessary in order to keep the Net Expenses (excluding interest, dividend expenses, taxes, brokerage commissions, Acquired Fund Fees and Expenses, and extraordinary expenses), before giving effect to any performance incentive adjustment, from exceeding 1.70%, 1.95%, and 2.70% of the Fund’s average daily net assets of the Institutional Class, Class A and Class C Shares, respectively, until May 2015 (the “Expense Limits”). Since the Expense Limits are applied before giving effect to performance incentive adjustments, the percentages shown as Net Expenses for each class of shares may be up to 0.40% higher or lower than the Expense Limit for that class because Net Expenses reflect performance incentive adjustments, if any.

In addition, the Adviser has voluntarily agreed to waive and reduce its fee and/or reimburse certain expenses of the Government Money Market Fund in order to limit the one-day net income yield of the Institutional Class Shares, Institutional Sweep Class Shares and Class A Shares of the Fund to not less than 0.01% of the average daily net assets.

The Adviser may seek reimbursement for Advisory Fees waived or limited and other expenses paid by the Adviser during the preceding three-year period, pursuant to the Expense Limitation Agreement. Reimbursement by a Fund of the Advisory Fees waived or limited and other expenses paid by the Adviser pursuant to the Expense Limitation Agreement may be made when a Fund has reached a sufficient asset size to permit reimbursement to be made without causing the total annual operating expense ratio of each Fund to exceed the total operating expense limitation.

January 31, 2015

As of January 31, 2015, fees previously waived and reimbursed by the Adviser which may be subject to possible future reimbursement are as follows:

Fiscal Year	Subject to Repayment until January 31:	Government Money Market Fund	Core Bond Fund
2013	2016	$2,267,759	$111,094
2014	2017	1,799,444	79,384
2015	2018	1,409,026	67,255

	Total	$5,476,229	$257,733

Fiscal Year	Subject to Repayment until January 31:	U.S. Small Cap Fund(1)
2014	2017	$8,600
2015	2018	86,593

	Total	$95,193

Fiscal Year	Subject to Repayment until January 31:	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund
2013	2016	$57,469	$64,212
2014	2017	73,403	72,691
2015	2018	68,981	67,635

	Total	$199,853	$204,538

Fiscal Year	Subject to Repayment until January 31:	Diversified Income Fund
2013	2016	$50,031
2014	2017	48,651
2015	2018	62,989

	Total	$161,671

(1)	Commenced operations on December 31, 2013.

During the year ended January 31, 2015, the Adviser recaptured $14,340 of prior expense limitation reimbursements for the Burkenroad Small Cap Fund.

The Adviser oversees EARNEST Partners, LLC (the Sub-Adviser to the Diversified International Fund) to ensure its compliance with the investment policies and guidelines of the Diversified International Fund, and monitors the Sub-Adviser’s adherence to its investment style. The Adviser pays the Sub-Adviser out of the advisory fee it receives from the Diversified International Fund. The Board supervises the Adviser and the Sub-Adviser and establishes policies that the Adviser and Sub-Adviser must follow in their management activities.

Administration Agreement

SEI Investments Global Funds Services (“the Administrator”) is the Administrator of the Trust. SEI Investments Management Corporation (“SEI Investments”), a wholly owned subsidiary of SEI Investments Company, is the owner of all beneficial interest in the Administrator.

The Funds and the Administrator are parties to an Administration Agreement under which the Administrator provides administrative services to the Funds. For these services, the Administrator is paid an asset-based fee, which will vary depending on the number of share classes and the average daily net assets of the Funds. For the year ended January 31, 2015, the Funds were charged as follows for these services: $196,120, $170,480 , $117,606, $85,816 , $478,140, $3,128, $47,249, $306,653, $7,051, $14,207 and $42,017 for the Government Money Market Fund, Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund, Louisiana Tax-Free Income Fund, Mississippi Tax-Free Income Fund and Diversified Income Fund, respectively.

Transfer Agent and Custodian Agreement

Hancock Bank serves as the transfer agent and dividend disbursing agent for the Funds. For providing these services, Hancock Bank is paid an annual fee of $20,000 per class on the first ten classes and $17,500 per class on the remaining classes.

Hancock Bank serves as custodian to the Funds (except for the Quantitative Long/Short Fund), and for such services is paid an annual fee from the Funds’ assets of 0.03% of each Fund’s average daily net assets, subject to a minimum of $250 per month per Fund.

U.S. Bank serves as custodian to the Quantitative Long/Short Fund and for such services is paid an annual fee based on the Fund’s average daily net assets. BNY Mellon serves as sub-custodian to the Diversified International Fund, and for such services is paid an annual fee based on the Fund’s average daily net assets.

Distribution Agreement

The Trust and SEI Investments Distribution Co. (the “Distributor”), a wholly owned subsidiary of SEI Investments Company, have entered into a distribution agreement. As

Notes to Financial Statements (continued)

provided in the distribution agreement and the distribution plan, the Trust will be charged a fee based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund
Institutional Class Shares	—	—	—	—
Institutional Sweep Class Shares	—	n/a	n/a	n/a
Class A Shares	0.25%	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%

	Burkenroad Small Cap Fund	U.S. Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund
Institutional Class Shares	n/a	—	—	—
Class A Shares	—	—	—	—
Class C Shares	n/a	0.75%	0.75%	0.75%
Class D Shares	0.25%	n/a	n/a	n/a

	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Institutional Class Shares	—	—	—
Class A Shares	—	—	—
Class C Shares	0.75%	0.75%	0.75%

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodian, brokerage or investment-related services, including Hancock Investment Securities, Inc., those entities may receive the distribution and servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2015, Hancock Investment Securities, Inc. received distribution fees in the amount of $179,356, $8,585, $1, $82, $1 and $1 for the Government Money Market Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund, Louisiana Tax-Free Income Fund and Mississippi Tax-Free Income Fund, respectively.

The Trust has adopted a shareholder servicing plan pursuant to which a shareholder servicing fee will be charged based upon the average daily net assets of the Funds.

The following table summarizes the agreement:

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	U.S. Small Cap Fund
Institutional Class Shares	—	—	—	—	n/a	—
Institutional Sweep Class Shares	0.25%	n/a	n/a	n/a	n/a	n/a
Class A Shares	0.25	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	n/a	0.25	0.25	0.25	n/a	0.25%
Class D Shares	n/a	n/a	n/a	n/a	0.25	n/a

	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Institutional Class Shares	—	—	—	—	—
Class A Shares	0.25%	0.25%	0.25%	0.25%	0.25%
Class C Shares	0.25	0.25	0.25%	0.25%	0.25

“—” designates that no fees are charged to this class.

“n/a” designates that the Fund does not offer this class.

To the extent that the applicable shares are held through Hancock Bank or any of its affiliates providing custodial, brokerage or investment-related services, including Hancock Investment Services, Inc., those entities may receive shareholder servicing fees, payable from the Funds’ assets, applicable to that class of shares. During the year ended January 31, 2015, Hancock Investment Securities, Inc. received shareholder servicing fees in the amount of $203,871, $846, $487, $362, $125,040, $14, $90, $104 and $69 for the Government Money Market Fund, Core Bond Fund, Value Fund, Growth Fund, Burkenroad Small Cap Fund, U.S. Small Cap Fund, Quantitative Long/Short Fund, Diversified International Fund and Diversified Income Fund, respectively.

Other

Certain officers and a trustee of the Trust are also officers of the Administrator and/or the Distributor. Such officers and trustee are paid no fees by the Trust for serving as officers of the Trust.

The services provided by the Chief Compliance Officer (“CCO”) and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

January 31, 2015

4.	Share Transactions:

Shares issued, reinvested and redeemed for the Funds were as follows (000):

For the year ended January 31, 2015 and the year or period ended January 31, 2014.

	Government Money Market Fund		Core Bond Fund		Value Fund		Growth Fund
	2015	2014	2015	2014	2015	2014	2015	2014
Institutional Class Shares:
Shares issued	153,345	309,217	5,257	4,555	553	981	855	707
Shares reinvested	3	3	176	83	716	367	682	837
Shares redeemed	(173,177)	(299,817)	(6,169)	(1,639)	(1,143)	(1,140)	(1,209)	(1,684)

Total Institutional Class Shares Transactions	(19,829)	9,403	(736)	2,999	126	208	328	(140)

Institutional Sweep Class Shares:
Shares issued	9,891	176,278	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	—	—	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(20,553)	(284,572)	n/a	n/a	n/a	n/a	n/a	n/a

Total Institutional Sweep Class Shares Transactions	(10,662)	(108,294)	n/a	n/a	n/a	n/a	n/a	n/a

Class A Shares:
Shares issued	216,228	318,057	445	765	313	353	408	197
Shares reinvested	14	15	54	44	272	168	172	222
Shares redeemed	(238,054)	(427,022)	(582)	(834)	(538)	(659)	(344)	(367)

Total Class A Shares Transactions	(21,812)	(108,950)	(83)	(25)	47	(138)	236	52

Class C Shares:
Shares issued	n/a	n/a	24	57	12	13	12	3
Shares reinvested	n/a	n/a	2	2	6	5	6	6
Shares redeemed	n/a	n/a	(71)	(451)	(12)	(179)	(5)	(4)

Total Class C Shares Transactions	n/a	n/a	(45)	(392)	6	(161)	13	5

Net Change in Capital Shares	(52,303)	(207,841)	(864)	2,582	179	(91)	577	(83)

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are 0 shares or have been rounded to 0 shares.

Notes to Financial Statements (continued)

	Burkenroad Small Cap Fund		U.S. Small Cap Fund		Quantitative Long/Short Fund		Diversified International Fund
	2015	2014	2015	2014†	2015	2014	2015	2014
Institutional Class Shares:
Shares issued	n/a	n/a	511	5	895	485	13,095	4,370
Shares reinvested	n/a	n/a	—	—	198	354	102	63
Shares redeemed	n/a	n/a	(54)	—	(536)	(574)	(6,069)	(2,860)

Total Institutional Class Shares Transactions	n/a	n/a	457	5	557	265	7,128	1,573

Class A Shares:
Shares issued	5,624	8,294	80	41	1,983	1,155	353	406
Shares reinvested	251	24	—	—	71	184	11	8
Shares redeemed	(4,440)	(1,858)	(18)	—	(737)	(518)	(411)	(474)

Total Class A Shares Transactions	1,435	6,460	62	41	1,317	821	(47)	(60)

Class C Shares:
Shares issued	n/a	n/a	26	—	53	35	3	1
Shares reinvested	n/a	n/a	—	—	5	5	—	—
Shares redeemed	n/a	n/a	(16)	—	(9)	(2)	(2)	(7)

Total Class C Shares Transactions	n/a	n/a	10	—	49	38	1	(6)

Class D Shares:
Shares issued	458	598	n/a	n/a	n/a	n/a	n/a	n/a
Shares reinvested	18	3	n/a	n/a	n/a	n/a	n/a	n/a
Shares redeemed	(367)	(128)	n/a	n/a	n/a	n/a	n/a	n/a

Total Class D Shares Transactions	109	473	n/a	n/a	n/a	n/a	n/a	n/a

Net Change in Capital Shares	1,544	6,933	529	46	1,923	1,124	7,082	1,507

	Louisiana Tax-Free Income Fund		Mississippi Tax-Free Income Fund		Diversified Income Fund
	2015	2014	2015	2014	2015	2014
Institutional Class Shares:
Shares issued	39	60	10	83	879	1,747
Shares reinvested	1	2	1	2	70	36
Shares redeemed	(53)	(135)	(19)	(59)	(914)	(431)

Total Institutional Class Shares Transactions	(13)	(73)	(8)	26	35	1,352

Class A Shares:
Shares issued	31	158	21	311	431	612
Shares reinvested	10	17	17	38	36	20
Shares redeemed	(249)	(426)	(606)	(1,320)	(322)	(169)

Total Class A Shares Transactions	(208)	(251)	(568)	(971)	145	463

Class C Shares:#
Shares issued	2	—	—	—	39	73
Shares reinvested	—	—	—	—	4	2
Shares redeemed	—	—	—	—	(14)	(19)

Total Class C Shares Transactions	2	—	—	—	29	56

Net Change in Capital Shares	(219)	(324)	(576)	(945)	209	1,871

†	Commenced operations on December 31, 2013.
#	The Louisiana Tax-Free Income Fund, Class C Shares and Mississippi Tax-Free Income Fund , Class C Shares commenced operations on May 31, 2013.

“n/a” designates that the Fund does not offer this class.

Amounts designated as “—” are either 0 shares or have been rounded to 0 shares.

January 31, 2015

5. Investment Transactions:

The cost of security purchases and the proceeds from the sales and maturities of securities, other than short-term investments, for the year ended January 31, 2015 were as follows (000):

	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	U.S. Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Cost of Security Purchases
U.S. Government Securities	$9,942	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	81,470	157,121	142,157	497,953	11,605	113,091	258,403	2,105	739	51,250
Proceeds from Sales and Maturities
U.S. Government Securities	$17,384	$—	$—	$—	$—	$—	$—	$—	$—	$—
Other	63,460	177,715	150,223	404,739	3,503	92,510	102,926	5,221	9,669	52,620

6.	Federal Tax Information:

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from U.S. generally accepted accounting principles. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to undistributed net investment income/(accumulated loss), paid-in capital or accumulated net realized gain/(loss), as appropriate, in the period that the differences arise.

Each of the Funds has a tax year that ends on April 30. The following tax disclosure is representative as of April 30, 2014, except for the tax character of distributions and Federal tax cost and aggregate tax gross unrealized appreciation and depreciation on investments, which are representative as of January 31, 2015 with tax basis adjustments as of April 30, 2014.

Permanent book and tax differences resulted in the following reclassifications. These differences are due to reclass of distributions, foreign currency transactions, paydown gain/loss and return of capital distributions as of April 30, 2014 and January 31, 2015. These reclassifications had no impact on the net assets or net asset value of the Funds. Accordingly, the following reclassifications have been made to/from the following accounts (000):

	Undistributed Net Investment Income/ (Accumulated Loss)	Accumulated Net Realized Gain (Loss)	Additional Paid-In Capital
Core Bond Fund	$612	$(612)	$—
Growth Fund	5	(5)	—
Burkenroad Small Cap Fund	3,692	(3,692)	—
Quantitative Long/Short Fund	199	(199)	—
Diversified International Fund	(668)	668	—
Mississippi Tax-Free Income Fund	—	129	(129)
Diversified Income Fund	94	(94)	—

Amounts designated as “—” are $0 or have been rounded to $0.

Notes to Financial Statements (continued)

The tax character of dividends and distributions declared during the years ended January 31, 2015 and January 31, 2014 was as follows (000):

	Ordinary Income		Long Term Capital Gain		Tax-Exempt		Return of Capital		Totals
	2015	2014	2015	2014	2015	2014	2015	2014	2015	2014
Government Money Market Fund	$33	$40	$—	$—	$—	$—	$—	$—	$33	$40
Core Bond Fund	6,120	5,396	715	—	—	—	—	—	6,835	5,396
Value Fund	3,291	7,838	24,248	9,800	—	—	—	—	27,539	17,638
Growth Fund	2,648	1,226	14,899	22,084	—	—	—	—	17,547	23,310
Burkenroad Small Cap Fund	452	16	16,476	2,348	—	—	—	—	16,928	2,364
U.S. Small Cap Fund	4	—	—	—	—	—	—	—	4	—
Quantitative Long/Short Fund	1,680	4,279	3,265	7,507	—	—	—	—	4,945	11,786
Diversified International Fund	3,787	2,112	—	—	—	—	—	—	3,787	2,112
Louisiana Tax-Free Income Fund	—	—	—	19	344	530	—	—	344	549
Mississippi Tax-Free Income Fund	1	—	—	139	683	1,124	—	—	684	1,263
Diversified Income Fund	2,875	2,889	417	—	—	—	780	—	4,072	2,889

Amounts are as of fiscal year end, tax character will be determined upon the Funds’ tax year end April 30, 2015.

Amounts designated as “—” are either $0 or have been rounded to $0.

As of April 30, 2014, the components of distributable earnings (accumulated losses) on a tax basis were as follows (000):

	Government Money Market Fund	Core Bond Fund	Value Fund	Growth Fund	Burkenroad Small Cap Fund	U.S. Small Cap Fund	Quantitative Long/Short Fund	Diversified International Fund	Louisiana Tax-Free Income Fund	Mississippi Tax-Free Income Fund	Diversified Income Fund
Undistributed ordinary income	$3	$18	$2,133	$2,591	$452	$—	$1,586	$1,664	$—	$—	$—
Undistributed tax-exempt income	—	—	—	—	—	—	—	—	1	2	—
Undistributed long-term capital gain	—	709	13,923	7,147	16,474	—	970	—	—	—	—
Unrealized appreciation (depreciation)	—	6,619	47,156	26,818	153,965	4	6,950	82,439	3	227	2,919
Capital Loss Carryforward	(27)	—	—	—	—	(1)	—	(5,544)	(553)	(1,138)	(197)
Late-Year Loss Deferral	—	—	—	—	—	(1)	—	—	—	—	—
Other temporary differences	(4)	—	—	—	—	—	—	—	—	—	—

Total distributable earnings	$(28)	$7,346	$63,212	$36,556	$170,891	$2	$9,506	$78,559	$(549)	$(909)	$2,722

Undistributed amounts at April 30, 2014, reported in the above table, have been paid.

Amounts designated as “—” are $0 or have been rounded to $0.

January 31, 2015

Deferred Late-Year Losses represent ordinary losses realized on investment transactions from January 1, 2014 through April 30, 2014 and specified losses realized on investment transactions from November 1, 2013 through April 30, 2014, that, in accordance with Federal income tax regulations, the Fund defers and treats as having arisen in the following fiscal year.

During the year ended April 30, 2014, the Core Bond Fund utilized capital loss carryforwards to offset realized capital gains in the amount (000) of $1,508.

Under the Regulated Investment Company Modernization Act of 2010, Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. As of April 30, 2014, the following Funds have capital loss carryforwards to offset capital gains for an unlimited period (000):

	Short-Term	Long-Term	Total Capital Loss Carryforwards
Government Money Market Fund	$27	$—	$27
U.S. Small Cap Fund	1	—	1
Diversified International Fund	—	5,544	5,544
Louisiana Tax-Free Income Fund	189	363	552
Mississippi Tax-Free Income Fund	131	1,007	1,138
Diversified Income Fund	196	—	196

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments (excluding securities sold short and foreign currency) held by the Funds at January 31, 2015 were as follows (000):

	Federal Tax Cost (000)	Aggregate Gross Unrealized Appreciation (000)	Aggregate Gross Unrealized Depreciation (000)	Net Unrealized Appreciation (Depreciation) (000)
Core Bond Fund	$261,512	$9,991	$(2,653)	$7,338
Value Fund	147,436	30,815	(4,648)	26,167
Growth Fund	125,586	28,157	(2,341)	25,816
Burkenroad Small Cap Fund	638,245	142,517	(36,427)	106,090
U.S. Small Cap Fund	8,265	583	(428)	155
Quantitative Long/Short Fund	120,372	9,511	(894)	8,617
Diversified International Fund	444,415	74,395	(31,188)	43,207
Louisiana Tax-Free Income Fund	9,595	794	—	794
Mississippi Tax-Free Income Fund	17,277	1,581	—	1,581
Diversified Income Fund	65,831	2,452	(2,164)	288

For Federal income tax purposes, the book cost of securities owned at January 31, 2015 including tax basis adjustments as of April 30, 2014 for the Government Money Market Fund was equal to tax cost.

Notes to Financial Statements (continued)

7.	Other:

On January 31, 2015, the number of shareholders below held the following percentage of the outstanding shares of the Funds.

	Number of Shareholders	% of Outstanding Shares
Government Money Market Fund, Institutional Class	2	100
Government Money Market Fund, Institutional Sweep Class	1	100
Government Money Market Fund, Class A	2	100
Core Bond Fund, Institutional Class	3	100
Core Bond Fund, Class A	1	48
Core Bond Fund, Class C	2	23
Value Fund, Institutional Class	3	99
Value Fund, Class A	1	29
Value Fund, Class C	3	37
Growth Fund, Institutional Class	3	100
Growth Fund, Class A	1	45
Growth Fund, Class C	3	40
Burkenroad Small Cap Fund, Class A	2	44
Burkenroad Small Cap Fund, Class D	1	15
U.S. Small Cap Fund, Institutional Class	3	100
U.S. Small Cap Fund, Class A	2	65
U.S. Small Cap Fund, Class C	3	61
Quantitative Long/Short Fund, Institutional Class	3	88
Quantitative Long/Short Fund, Class A	2	81
Quantitative Long/Short Fund, Class C	1	69
Diversified International Fund, Institutional Class	3	58
Diversified International Fund, Class A	2	55
Diversified International Fund, Class C	2	29
Louisiana Tax-Free Income Fund, Institutional Class	2	99
Louisiana Tax-Free Income Fund, Class C	1	99
Mississippi Tax-Free Income Fund, Institutional Class	1	95
Mississippi Tax-Free Income Fund, Class C	2	100
Diversified Income Fund, Institutional Class	2	89
Diversified Income Fund, Class A	1	10
Diversified Income Fund, Class C	1	33

These shareholders are comprised of omnibus accounts, which are held on behalf of various individual shareholders.

On July 23, 2014, the Securities and Exchange Commission voted to amend Rule 2a-7, which governs money market funds. The majority of these amendments, except for certain disclosure enhancements, will not take effect for two years. The most significant change is a requirement that institutional prime and institutional municipal money market funds move to a floating net asset value. Government, treasury, retail prime and retail municipal money market funds will continue to transact at a stable $1.00 share price. At this time, the Fund’s management is evaluating the implications and its impact to the Fund.

8.	Indemnifications:

In the normal course of business, the Funds enter into contracts that provide general indemnifications. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on the Trust’s experience, the risk of loss from such claims is considered remote.

9.	Concentration of Risks:

When the Diversified International Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Although ADRs and GDRs are alternatives to directly purchasing the underlying foreign securities in their national markets and currencies, they are also subject to many of the risks associated with investing directly in foreign securities. Foreign investments, especially investments in emerging markets, can be riskier and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Diversified International Fund to sell its securities and could reduce the value of your shares. Differences in tax and accounting standards and difficulties in obtaining information about foreign companies can negatively affect investment decisions. Unlike more established markets, emerging markets may have governments that are less stable, markets that are less liquid and economies that are less developed. The Diversified International Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on either income or gains realized or unrealized or repatriated. The Diversified International Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned/recognized. At January 31, 2015, the net assets of the Diversified International Fund were substantially comprised of foreign denominated securities and/or currency. Changes in currency exchange rates will affect the value of and investment income from such securities and currency.

January 31, 2015

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds’ concentration of investments in securities of issuers located in Louisiana and Mississippi, respectively, subject the Funds to economic conditions and government policies within those states. As a result, the Funds will be more susceptible to factors that adversely affect issuers of Louisiana or Mississippi obligations than a mutual fund that does not have as great a concentration in Louisiana or Mississippi. As with Louisiana and Mississippi municipal securities, events in any of the U.S. territories where the Funds are invested may affect the Funds’ investments and their performance.

The Louisiana Tax-Free Income and the Mississippi Tax-Free Income Funds may invest more than 25% of its assets in municipal securities that finance similar types of projects, such as hospitals, higher education, housing industrial development, transportation or pollution control. A change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project or a declining need for the project, would likely affect all similar projects, thereby increasing market risk.

10.	In-Kind Redemption of Securities:

During the year ended January 31, 2014, the Mississippi Tax-Free Income Fund redeemed shares of beneficial interest in exchange for securities. These securities were transferred at their current value on the date of transaction.

Transaction Date	Shares Redeemed	Value	Loss
7/31/13	105,614	$1,516,589	$(129,134)

11.	Subsequent Events:

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements as of January 31, 2015.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of The Advisors’ Inner Circle Fund II and

Shareholders of the Hancock Horizon Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon U.S. Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund (eleven of the series constituting The Advisors’ Inner Circle Fund II (the “Trust”)) as of January 31, 2015, and the related statements of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods indicated therein. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Trust’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of January 31, 2015, by correspondence with the custodian and brokers or by other appropriate auditing procedures when replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Hancock Horizon Government Money Market Fund, Hancock Horizon Core Bond Fund, Hancock Horizon Value Fund, Hancock Horizon Growth Fund, Hancock Horizon Burkenroad Small Cap Fund, Hancock Horizon U.S. Small Cap Fund, Hancock Horizon Quantitative Long/Short Fund, Hancock Horizon Diversified International Fund, Hancock Horizon Louisiana Tax-Free Income Fund, Hancock Horizon Mississippi Tax-Free Income Fund and Hancock Horizon Diversified Income Fund (eleven of the series constituting The Advisors’ Inner Circle Fund II) at January 31, 2015, the results of their operations for the year then ended, and the changes in their net assets and their financial highlights for each of the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

March 31, 2015

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Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited)

Set forth below are the names, age, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees and Officers of the Trust. Trustees who are deemed not to be “interested persons” of the Trust are referred to as “Independent Board Members.” Messrs. Nesher and Doran are Trustees who may be deemed to be “interested” persons of the Trust as that term is defined in the 1940 Act by virtue

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INTERESTED BOARD MEMBERS[3,4]

ROBERT NESHER 68 yrs. old	Chairman of the Board of Trustees (Since 1991)	SEI employee 1974 to present; currently performs various services on behalf of SEI Investments for which Mr. Nesher is compensated. Vice Chairman of the Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust. President and Director of SEI Structured Credit Fund, LP. President and Chief Executive Officer of SEI Alpha Strategy Portfolios, LP, June 2007 to September 2013. President and Director of SEI Opportunity Fund, L.P. to 2010.
WILLIAM M. DORAN 1701 Market Street Philadelphia, PA 19103 74 yrs. old	Trustee (Since 1991)	Self-Employed Consultant since 2003. Partner at Morgan, Lewis & Bockius LLP (law firm) from 1976 to 2003, counsel to the Trust, SEI Investments, SIMC, the Administrator and the Distributor.
INDEPENDENT BOARD MEMBERS[4]

JOHN K. DARR 70 yrs. old	Trustee (Since 2008)	Retired. CEO, Office of Finance, Federal Home Loan Banks, from 1992 to 2007.
JOSEPH T. GRAUSE, JR. 62 yrs. old	Trustee (Since 2011)	Self-employed consultant since January 2012. Director of Endowments and Foundations, Morningstar Investment Management, Morningstar, Inc., February 2010 to May 2011; Director of International Consulting and Chief Executive Officer of Morningstar Associates Europe Limited, Morningstar, Inc., May 2007 to February 2010;

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Denotes Trustees who may be deemed to be “interested” persons of the Fund as that term is defined in the 1940 Act by virtue of their affiliation with the Distributor and/or its affiliates.

4	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

January 31, 2015

of their affiliation with the Trust’s Distributor. The Trust’s Statement of Additional Information (“SAI”) includes additional information about the Trustees and Officers. The SAI may be obtained without charge by calling 1-800-990-2434. The following chart lists Trustees and Officers as of January 31, 2015.

Other Directorships Held by Board Member[5]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, The KP Funds, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds and SEI Insurance Products Trust and The KP Funds. President and Director of SEI Structured Credit Fund, L.P. Director of SEI Global Master Fund PLC, SEI Global Assets Fund PLC, SEI Global Investments Fund PLC, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Europe) Ltd., SEI Investments—Unit Trust Management (UK) Limited, SEI Multi-Strategy Funds PLC and SEI Global Nominee Ltd.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010 and Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Advisors’ Inner Circle Fund III, Bishop Street Funds, O’Connor EQUUS, Winton Series Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director of SEI Investments (Europe), Limited, SEI Investments—Global Funds Services, Limited, SEI Investments Global, Limited, SEI Investments (Asia), Limited, SEI Global Nominee Ltd. and SEI Investments—Unit Trust Management (UK) Limited. Director of the Distributor since 2003.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, Federal Home Loan Bank of Pittsburgh. Director, Manna, Inc. (non-profit developer of affordable housing for ownership).

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds. Director, The Korea Fund, Inc.

5	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
INDEPENDENT BOARD MEMBERS[3] (continued)

MITCHELL A. JOHNSON 72 yrs. old	Trustee (Since 2005)	Retired. Private investor and self-employed consultant (strategic investments) since 1994.
BETTY L. KRIKORIAN 71 yrs. old	Trustee (Since 2005)	Vice President, Compliance, AARP Financial Inc. from 2008-2010. Self-Employed Legal and Financial Services Consultant since 2003.
BRUCE R. SPECA 58 yrs. old	Trustee (Since 2011)	Global Head of Asset Allocation, Manulife Asset Management (subsidiary of Manulife Financial), June 2010 to May 2011; Executive Vice President—Investment Management Services, John Hancock Financial Services (subsidiary of Manulife Financial), June 2013 to June 2010.
GEORGE J. SULLIVAN, JR. 71 yrs. old	Trustee Lead Independent Trustee (Since 1999)	Retired since January 2012. Self-employed Consultant, Newfound Consultants Inc. April 1997 to December 2011.
OFFICERS
MICHAEL BEATTIE 49 yrs. old	President (Since 2011)	Director of Client Service at SEI from 2004 to 2011. Vice President at SEI from 2009 to November 2011.
RAMI ABDEL-RAHMAN 40 yrs. old	Treasurer, Controller and Chief Financial Officer (since 2014)	Director, SEI Investments, Fund Accounting since June 2014. Fund Accounting Director, BNY Mellon from 2006 to 2014.

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

January 31, 2015

Other Directorships Held by Board Members[4]

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Asset Allocation Trust, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Managed Trust, SEI Institutional Investments Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds. Director, Federal Agricultural Mortgage Corporation (Farmer Mac) since 1997.

Former Directorships: Director of the SEI Alpha Strategy Portfolio LP to 2013.

Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.
Current Directorships: Trustee of The Advisors’ Inner Circle Fund, Bishop Street Funds and The KP Funds.

Current Directorships: Trustee/ Director of State Street Navigator Securities Lending Trust, The Advisors’ Inner Circle Fund, Bishop Street Funds, SEI Structured Credit Fund, LP, SEI Daily Income Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Institutional Managed Trust, SEI Liquid Asset Trust, SEI Asset Allocation Trust, SEI Tax Exempt Trust, Adviser Managed Trust, New Covenant Funds, SEI Insurance Products Trust and The KP Funds; Member of the independent review committee for SEI’s Canadian-registered mutual funds.

Former Directorships: Director of SEI Opportunity Fund, L.P. to 2010, Director of the SEI Alpha Strategy Portfolio LP to 2013.

None.
None.

4	Directorships of Companies required to report to the Securities and Exchange Commission under the Securities Exchange act of 1934 (i.e., “public companies”) or other investment companies under the 1940 Act.

Trustees and Officers of The Advisors’ Inner Circle Fund II (unaudited) (continued)

Name, Address, Age[1]	Position(s) Held with the Trust and Length of Time Served[2]	Principal Occupation(s) During the Past 5 Years
OFFICERS [3] (continued)

RUSSELL EMERY 51 yrs. old	Chief Compliance Officer (Since 2006)	Chief Compliance Officer of SEI Structured Credit Fund, LP since 2007. Chief Compliance Officer of SEI Opportunity Fund, L.P., SEI Institutional Managed Trust, SEI Asset Allocation Trust, SEI Institutional International Trust, SEI Institutional Investments Trust, SEI Daily Income Trust, SEI Liquid Asset Trust, SEI Tax Exempt Trust, The Advisors’ Inner Circle Fund, The Advisors’ Inner Circle Fund II and Bishop Street Funds since 2006; SEI Adviser Managed Trust since 2010, New Covenant Funds since 2012; SEI Insurance Products Trust and The KP Funds since 2013; The Advisors’ Inner Circle Fund III, O’Connor EQUUS and Winton Series Trust since 2014.
DIANNE M. DESCOTEAUX 37 yrs. old	Vice President and Secretary (Since 2011)	Counsel at SEI Investments since 2010. Associate at Morgan, Lewis & Bockius LLP from 2006 to 2010.
JOHN MUNCH 43 yrs. old	Vice President and Assistant Secretary (Since 2012)	Attorney at SEI Investments Company since 2001.
LISA WHITTAKER 36 yrs. old	Vice President and Assistant Secretary (Since 2013)	Attorney, SEI Investments Company (2012-present). Associate Counsel, The Glenmede Trust Company (2011-2012). Associate, Drinker Biddle & Reath LLP (2006-2011).
JOHN Y. KIM 33 yrs. old	Vice President and Secretary (Since 2014)	Attorney, SEI Investments Company (2014-present). Associate Stradley Ronon Stevens & Young (2009-2014).

1	Unless otherwise noted, the business address of each Trustee is SEI Investments Company, 1 Freedom Valley Drive, Oaks, Pennsylvania 19456.

2	Each Trustee shall hold office during the lifetime of this Trust until the election and qualification of his or her successor, or until he or she sooner dies, resigns, or is removed in accordance with the Trust’s Declaration of Trust.

3	Board Members oversee 39 funds in The Advisors’ Inner Circle Fund II.

January 31, 2015

Other Directorships Held by Officer

None.
None.
None.
None.
None.

Notice to Shareholders (unaudited)

For shareholders that do not have an April 30, 2014 tax year end, this notice is for informational use only.

For the tax year ended April 30, 2014, each Fund is designating long-term capital gains, tax-exempt interest and ordinary income with regard to distributions paid during the year as follows:

Fund	Return of Capital	Long-Term Capital Gains Distributions	Ordinary Income Distributions	Tax-Exempt Interest	Total Distributions	Dividends Received Deduction (1)	Qualified Dividend Income (2)	U.S. Government Interest (3)	Interest Related Dividends (4)	Short-Term Capital Gain Dividend (5)

Government Money Market Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	41.62%	100.00%	0.00%

Core Bond Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	1.08%	87.31%	0.00%

Value Fund	0.00%	57.13%	42.87%	0.00%	100.00%	36.36%	36.10%	0.00%	0.00%	0.00%

Growth Fund	0.00%	94.74%	5.26%	0.00%	100.00%	39.15%	37.98%	0.00%	0.00%	100.00%

Burkenroad Small Cap Fund	0.00%	99.33%	0.67%	0.00%	100.00%	100.00%	100.00%	0.00%	0.00%	0.00%

U.S. Small Cap Fund	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Quantitative Long/Short Fund	0.00%	63.69%	36.31%	0.00%	100.00%	35.50%	32.49%	0.00%	0.00%	100.00%

Diversified International Fund	0.00%	0.00%	100.00%	0.00%	100.00%	0.00%	100.00%	0.00%	0.00%	100.00%

Louisiana Tax-Free Income Fund	0.00%	3.81%	0.17%	96.02%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Mississippi Tax-Free Income Fund	0.00%	12.58%	0.18%	87.24%	100.00%	0.00%	0.00%	0.00%	100.00%	0.00%

Diversified Income Fund	23.78%	0.01%	76.21%	0.00%	100.00%	41.96%	41.78%	0.00%	43.21%	100.00%

(1)	Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned Funds to designate the maximum amount permitted by law.

(3)	“U.S. Government Interest” represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for shareholders of the Funds who are residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(5)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividend” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

The Diversified International Fund intends to pass through a foreign tax credit to shareholders. For the tax year ended April 30, 2014, the total amount of foreign source income is $7,724,227. The total amount of foreign tax paid is $665,116. Your allocable share of the foreign tax credit is reported on Form 1099 DIV.

HHF-AR-001-0700

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, controller or principal accounting officer, and any person who performs a similar function. There have been no amendments to or waivers granted to this code of ethics.

Item 3.	Audit Committee Financial Expert.

(a)(1) The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on the audit committee.

(a) (2) The audit committee financial experts are George Sullivan and John Darr, and are independent as defined in Form N-CSR Item 3 (a) (2).

Item 4.	Principal Accountant Fees and Services.

Fees billed by Ernst & Young LLP (“E&Y”) related to the Hancock Horizon Family of Funds, (2015 and 2014) (the “Funds”).

E&Y billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

		2015			2014
		All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval	All fees and services to the Trust that were pre- approved	All fees and services to service affiliates that were pre- approved	All other fees and services to service affiliates that did not require pre- approval
(a)	Audit Fees (1)	$289,580	N/A	N/A	$278,580	N/A	N/A
(b)	Audit-Related Fees	N/A	N/A	N/A	N/A	N/A	N/A
(c)	Tax Fees	N/A	N/A	N/A	$474	N/A	N/A
(d)	All Other Fees	N/A	N/A	N/A	N/A	N/A	N/A

Notes:

(1)	Audit fees include amounts related to the audit of the Funds’ annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1) The Trust’s Audit Committee has adopted and the Board of Trustees has ratified an Audit and Non-Audit Services Pre-Approval Policy (the “Policy”), which sets forth the procedures and the conditions pursuant to which services proposed to be performed by the independent auditor of the Funds may be pre-approved.

The Policy provides that all requests or applications for proposed services to be provided by the independent auditor must be submitted to the Registrant’s Chief Financial Officer (“CFO”) and must include a detailed description of the services proposed to be rendered. The CFO will determine whether such services:

(1) require specific pre-approval; (2) are included within the list of services that have received the general pre-approval of the Audit Committee pursuant to the Policy; or (3) have been previously pre-approved in connection with the independent auditor’s annual engagement letter for the applicable year or otherwise. In any instance where services require pre-approval, the Audit Committee will consider whether such services are consistent with SEC’s rules and whether the provision of such services would impair the auditor’s independence.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by the CFO. The Audit Committee will be informed by the CFO on a quarterly basis of all services rendered by the independent auditor. The Audit Committee has delegated specific pre-approval authority to either the Audit Committee Chair or financial expert, provided that the estimated fee for any such proposed pre-approved service does not exceed $100,000 and any pre-approval decisions are reported to the Audit Committee at its next regularly scheduled meeting.

Services that have received the general pre-approval of the Audit Committee are identified and described in the Policy. In addition, the Policy sets forth a maximum fee per engagement with respect to each identified service that has received general pre-approval.

All services to be provided by the independent auditor shall be provided pursuant to a signed written engagement letter with the Registrant, the investment advisor or applicable control affiliate (except that matters as to which an engagement letter would be impractical because of timing issues or because the matter is small may not be the subject of an engagement letter) that sets forth both the services to be provided by the independent auditor and the total fees to be paid to the independent auditor for those services.

In addition, the Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the independent auditor and to assure the auditor’s independence from the Registrant, such as reviewing a formal written statement from the independent auditor delineating all relationships between the independent auditor and the Registrant, and discussing with the independent auditor its methods and procedures for ensuring independence.

(e)(2) Percentage of fees billed applicable to non-audit services approved pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) were as follows:

	2015	2014
Audit-Related Fees	N/A	N/A
Tax Fees	N/A	N/A
All Other Fees	N/A	N/A

(f) Not applicable.

(g) (1) The aggregate non-audit fees and services billed by E&Y for services rendered to the Registrant, and rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Registrant for the last two fiscal years were $0 and $474 for 2015 and 2014, respectively.

(h) During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved by the audit committee of Registrant’s Board of Trustees. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6.	Schedule of Investments

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9.	Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 270.30a-15(b)) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.3a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12.	Exhibits.

(a)(1) Code of Ethics attached hereto.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), is filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 9, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie
President

Date: April 9, 2015

By (Signature and Title)	/s/ Rami Abdel-Rahman
Rami Abdel-Rahman
Treasurer, Controller and Chief Financial Officer

Date: April 9, 2015